SEMI-
ANNUAL REPORT

                  JUNE 30, 1997
                  (UNAUDITED)


            [LOGO]


BNY HAMILTON FUNDS

- BNY HAMILTON EQUITY
  INCOME FUND

- BNY HAMILTON LARGE
  CAP GROWTH FUND

- BNY HAMILTON SMALL
  CAP GROWTH FUND

- BNY HAMILTON
  INTERNATIONAL
  EQUITY FUND

- BNY HAMILTON
  INTERMEDIATE
  GOVERNMENT FUND

- BNY HAMILTON
  INTERMEDIATE
  INVESTMENT
  GRADE FUND

- BNY HAMILTON
  INTERMEDIATE
  NEW YORK
  TAX-EXEMPT FUND

- BNY HAMILTON
  INTERMEDIATE
  TAX-EXEMPT FUND

- BNY HAMILTON
  MONEY FUND

- BNY HAMILTON
  TREASURY
  MONEY FUND



BNY HAMILTON FUNDS

[LOGO]  CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to provide you this consolidated semiannual report for the BNY Hamilton Funds. In it you will find a recap of an exciting period for the funds. Low inflation, moderate economic growth and strong corporate profits combined to keep the bull market in stocks charging, contributing to strong six-month returns for our equity funds. Despite periods of short-term volatility, the fixed-income and money markets proved to be relatively stable.

Certainly, it was an auspicious time to expand the BNY Hamilton family of funds. To provide you an expanded array of equity funds, we launched the BNY Hamilton Large Cap Growth Fund, the BNY Hamilton Small Cap Growth Fund and the BNY Hamilton International Equity Fund. For the taxable and tax-exempt fixed-income segments of your portfolio, we now offer the BNY Intermediate Investment Grade Fund and BNY Hamilton Intermediate Tax-Exempt Fund. For our institutional investors, we also have added the BNY Hamilton Treasury Money Fund as a complement to our existing broad money market fund.

Like the existing BNY Hamilton Funds, each of these new portfolios seeks to own only high-quality securities and is managed by The Bank of New York. The International Equity Fund also draws upon the global resources and experience of Indosuez International Investment Services, subadvisor to the Fund.

The ten BNY Hamilton Funds afford you the opportunity to invest in all three major asset classes and to create an investment strategy that may help you attain a steady rate of return while helping to reduce the impact of market fluctuations. Such diversification can be one of the best defenses over time against the inevitable volatility in the markets.

Whether you own one or several BNY Hamilton Funds, I encourage you to read the entire report, for a better understanding of the risks and potential rewards associated with each of the Funds. Please contact your BNY Hamilton Funds representative with any questions about the content of this report, the Funds or how you may combine them to better pursue your financial objectives. If you would like a prospectus on any of the Funds, please call 1-800-4BNY-FUND (1-800-426-9363). Please read the prospectus carefully before you invest.

Finally, on behalf of all of us at the BNY Hamilton Funds, thank you for your continued support. As we enter the second half of 1997, we believe that the BNY Hamilton Funds provide a prudent investor the breadth of investment choices needed to construct and maintain a well-balanced investment portfolio.

Sincerely,

  [/S/ EDWARD L. GARDNER]
Edward L. Gardner
Chairman of the Board

[LOGO]  INVESTMENT ADVISOR'S LETTER

Dear Shareholder:

We were optimistic on the outlook for the financial markets as 1997 began. Even following two exceptionally strong years for stocks, we believed that equity investors in particular still had good reason to be bullish. Six months later, we continue to feel the same way: This bull market still has room to run, thanks to a moderately expanding economy, low inflation and investor-friendly developments in Washington.

A REMARKABLE RUN FOR THE U.S. STOCK MARKET

Stocks extended their sensational performance through the six months ended June 30, 1997. While the Dow Jones Industrial Average (DJIA) suffered a much-anticipated "correction" in late March and early April that shaved nearly 10% off the index, this pull-back proved not to be the start of a bear market. Rather, it represented a "breather" for a bull market that is still alive and well. Very strong economic growth in the first quarter of the year raised investors' anxiety about rising inflation, but evidence that inflationary pressures remained under control helped restore their confidence as the second quarter progressed. The markets have continued to thrive on what is very nearly an ideal combination of circumstances for investors: steady economic growth and subdued inflation.

Throughout the period, we maintained that high-quality companies with predictable earnings streams would be the main beneficiaries of continuing price-earnings (P/E) expansion (i.e., of investors' willingness to pay higher prices today for earnings to be received in the future). As it turned out, large capitalization stocks such as those included in the Standard & Poor's 500 Index--particularly multinational companies and those actively buying back shares--were the market's leaders during the first half. Most smaller companies, such as those found in the Russell 2000 index, lagged behind, particularly during the early part of the year. More recently, leadership within the stock market is broadening out to include medium and smaller capitalization issues as well, which is a very healthy development.

A GREATER COMMITMENT TO INTERNATIONAL MARKETS

As the first half progressed, we became increasingly positive about international equities. While U.S. stocks have substantially outperformed international stocks over the past few years, we expect international equities to provide competitive returns as well as an enhanced measure of diversification going forward. We see exciting investment opportunities in the cyclical recoveries and early-stage corporate restructurings underway in Western Europe and Japan as well as in the continuing strong growth in newly industrializing economies in Southeast Asia, Latin America and Eastern Europe.

BONDS SLOWLY EARNING SOME MUCH-DESERVED RESPECT

While the good news about sustainable, non-inflationary growth in the U.S. was being reflected in domestic stock prices, fixed income markets remained more skeptical. After a difficult first quarter when interest rates rose, bonds rallied in the second quarter to regain almost all of the ground they had given up. However, relative to projected inflation of 2.0-2.5%, the 400 basis point "real" return that Treasury Notes provided at the end of June still remained well above the historical norm. Winning over fixed income investors is taking time. Memories of 1994, when the bond market posted a negative total return, continue to haunt bond investors and inflows to bond funds remain at relatively low levels.

Spreads between the yields available on high-grade fixed-income securities and lesser quality issues narrowed during the first half of the year, giving investors little incentive to assume extra risk. Our policy has been to stress higher-quality

[LOGO]
issues while moderately extending the average maturity and duration of the funds. This allowed us to capture additional yield without reducing the overall quality of the investments.

ALL SYSTEMS ARE STILL GO

Everything is currently going right for the markets. Economic activity remains firmly on a moderate growth path. Fears of higher inflation are abating. Corporate profits continue to expand, although the pace may be slowing somewhat. The Federal Reserve remains vigilant but not trigger-happy, and mutual fund inflows are strong.

Looking forward, we do not anticipate significant changes in this positive scenario. While we do not foresee a bear market on the horizon, we know that one is out there eventually. However, before it makes its presence felt, we expect leadership in the U.S. equity markets to broaden much further. The "average stock" (rather than a select number of the very largest stocks) is increasingly likely to outperform the "market averages". After an extended period of underperformance, medium and small capitalization domestic stocks and international equities should begin to provide more competitive returns.

We are still bullish. It is too early to become defensive. Rather, we are proceeding with caution, and now more than ever, our focus is squarely on emphasizing strong fundamentals and high earnings reliability in our equity funds, and high credit quality and careful maturity selection in our fixed-income funds.

         TABLE OF CONTENTS

QUESTIONS & ANSWERS......................    PAGE  1

BNY HAMILTON EQUITY INCOME FUND
  Schedule of Investments................         15
  Statement of Assets and Liabilities....         20
  Statement of Operations................         20
  Statements of Changes in Net Assets....         21
  Financial Highlights...................         22

BNY HAMILTON LARGE CAP GROWTH FUND
  Schedule of Investments................         23
  Statement of Assets and Liabilities....         26
  Statement of Operations................         26
  Statement of Changes in Net Assets.....         27
  Financial Highlights...................         28

BNY HAMILTON SMALL CAP GROWTH FUND
  Schedule of Investments................         29
  Statement of Assets and Liabilities....         32
  Statement of Operations................         32
  Statement of Changes in Net Assets.....         33
  Financial Highlights...................         34

BNY HAMILTON INTERNATIONAL EQUITY FUND
  Schedule of Investments................         35
  Industry Diversification...............         39
  Statement of Assets and Liabilities....         40
  Statement of Operations................         40
  Statement of Changes in Net Assets.....         41
  Financial Highlights...................         42

BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
  Schedule of Investments................         43
  Statement of Assets and Liabilities....         46
  Statement of Operations................         46
  Statements of Changes in Net Assets....         47
  Financial Highlights...................         48

BNY HAMILTON INTERMEDIATE INVESTMENT
  GRADE FUND
  Schedule of Investments................    PAGE 49
  Statement of Assets and Liabilities....         53
  Statement of Operations................         53
  Statement of Changes in Net Assets.....         54
  Financial Highlights...................         55

BNY HAMILTON INTERMEDIATE NEW YORK
  TAX-EXEMPT FUND
  Schedule of Investments................         56
  Statement of Assets and Liabilities....         60
  Statement of Operations................         60
  Statements of Changes in Net Assets....         61
  Financial Highlights...................         62

BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
  Schedule of Investments................         63
  Statement of Assets and Liabilities....         73
  Statement of Operations................         73
  Statement of Changes in Net Assets.....         74
  Financial Highlights...................         75

BNY HAMILTON MONEY FUND
  Schedule of Investments................         76
  Statement of Assets and Liabilities....         82
  Statement of Operations................         82
  Statements of Changes in Net Assets....         83
  Financial Highlights...................         84

BNY HAMILTON TREASURY MONEY FUND
  Schedule of Investments................         87
  Statement of Assets and Liabilities....         88
  Statement of Operations................         88
  Statement of Changes in Net Assets.....         89
  Financial Highlights...................         90

NOTES TO FINANCIAL STATEMENTS............         91

DIRECTORS AND OFFICERS...................        102

[LOGO]  BNY HAMILTON EQUITY INCOME FUND
AN INTERVIEW WITH ROBERT G. KNOTT, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE EQUITY INCOME FUND PERFORM TO DATE IN 1997?

A. The Fund's six-month total return was 14.67% for Institutional Shares and 14.65% for Investor Shares.(1) Though less than the 20.47% gain posted by the Standard & Poor's 500 Index(2) and slightly below the 15.40% for the Lipper Equity Income Fund Index,(3) these are very respectable results for a relatively conservative fund that seeks both growth and income. Its dividend yield, at 2.2%, was roughly equal to that of the S&P 500.

Q. HOW DID YOU ACHIEVE THESE RESULTS?

A. The Fund owned a wide array of high-quality, large-capitalization, dividend-paying stocks--the very kind of stocks that were front-runners in the market during the period. Among the biggest gainers in the portfolio were the pharmaceuticals stocks, a number of consumer stocks (Avon, Pepsi, CVS and Borders), financial stocks (Mellon Bank and First Union) and several energy stocks (Diamond Offshore and Exxon). Most of these companies are prime examples of businesses that have successfully reshaped themselves to compete efficiently in the '90s.
       Less beneficial were our investments in utilities stocks and real estate investment trusts (REITs), which represented 13.9% of net assets, and in convertible securities (19.4%). The uncertainty about inflation and interest rates and the late-March hike in rates by the Federal Reserve put downward pressure on the prices of these interest-sensitive holdings. However, they provide high current income, and we maintained most of our positions. If interest rates decline, the prices of these securities can be expected to increase. In the event of a market reversal, the income yield from these securities would act as a cushion against falling stock prices.

Q. HOW HAVE YOU POSITIONED THE FUND FOR THE FUTURE?

A. The very largest stocks have risen very high, very quickly this year. While we believe there is still room at the top, we also think that these stocks are approaching the ceiling. As the third quarter progresses, we are prepared to take a more defensive position in the Fund. While maintaining our broad industry diversification, we will weigh the merits of increasing the convertibles in the Fund and may selectively take profits in some of the fastest-appreciating drug and consumer growth stocks.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Equity Income Fund Investor Shares was August 10, 1992.
(2) The S&P 500 is considered representative of the broad U.S market of large-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

PERIODS ENDED JUNE 30, 1997        30 DAYS       3 MONTHS      6 MONTHS      1 YEAR       3 YEARS     INCEPTION
BNY HAMILTON EQUITY INCOME FUND
(INSTITUTIONAL SHARES)                 4.52%        13.43%        14.67%       25.74%       21.15%        15.12%
LIPPER EQUITY INCOME FUND INDEX        3.77%        13.01%        15.40%       27.14%       21.54%        16.71%
S&P 500                                4.40%        17.41%        20.47%       34.56%       28.83%        20.03%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON LARGE CAP GROWTH FUND
AN INTERVIEW WITH CHARLES GOODFELLOW, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1997?

A. For the first half of 1997, both Institutional Shares and Investor Shares of the Fund produced a total return of 20.24%.(1) This compares to six-month total returns for the Standard & Poor's 500 Index of large-capitalization stocks(2) and the Lipper Growth Fund Index(3) of 20.47% and 15.40%, respectively.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. There's no question the Fund was positioned in the "sweet spot" of the U.S. equity markets. Large-cap stocks were the market leaders, and after a period of underperformance in 1996, growth stocks bounced back to outperform value stocks. Beyond that, the biggest factor was an overweighting in technology and financial stocks.
       For the first half, the technology segment of the S&P 500 rose 22.5%, while the technology stocks in the Fund gained approximately 40%. Likewise, the S&P financials gained 25%, compared to a rise of 32% for the financial stocks in the portfolio. For the lion's share of the period, the Fund owned at least one or more of the major technology stocks--such as Intel (3.1% of net assets), Microsoft (3.3%) or Cisco Systems (2.3%)--that dramatically outdistanced the market. Among the financial issues the Fund owned were Federal National Mortgage Association (3.4% of net assets), Travelers Group, Inc. (3.3%), and American International Group, Inc. (2.6%).
       We also owned a number of the very large-cap stocks that led the market year-to-date, including General Electric. However, not all of our blue-chip holdings did so well. Our investment in McDonald's proved to be a disappointment and has since been sold. Hewlett-Packard also had a poor showing but remains in the portfolio as a core holding. Although McDonald's strength overseas is unquestioned and unparalleled, the company has lost its way in the U.S. market and is struggling to define itself. In contrast, Hewlett Packard is slowly but successfully redefining itself as more than just the dominant player in the computer printer market.
       Another factor in performance was the utility stocks we added early in the period (to provide slightly higher current income). They are quite sensitive to interest rates and suffered when rates rose late in the first quarter.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The S&P 500 is considered representative of the broad U.S market of large-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

[LOGO]

Q. WHAT DO YOU LOOK FOR WHEN ADDING STOCKS TO THE PORTFOLIO?

A. The Fund is not meant to match or reflect any index. We are conscious of our weighting compared to the S&P 500 but give more emphasis to how economic change and interest rates will impact various industries. This data is utilized to set our own targets for industry exposures, then we employ bottom-up research to choose individual securities. The industry weightings serve as guidelines. The more important consideration is finding companies that are growing fast on an absolute basis, or those growing faster than Wall Street realizes. We're looking for very reliable growth in earnings and the potential for positive surprises.

Q. WHAT IS YOUR OUTLOOK?

A. The economic fundamentals continue to look solid. All the building blocks--moderate growth, historically low inflation, respectable corporate profits--remain in place, so the market should continue to rise. The question is: How high? By our calculations, if the market continues on its first half path, stocks valuations will quickly become overextended and there would be little fundamental reason for them to continue to climb. However, if investors become confident enough, the market can "blow through" those levels on the upside.
       We're not pulling out, but we do believe that the biggest companies cannot continue to rise as they have. Recently, we have moved down the market-capitalization scale slightly. We're still buying large-cap companies, but not as large as before.

PERIODS ENDED JUNE 30,
1997                         30 DAYS     3 MONTHS     6 MONTHS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
BNY HAMILTON LARGE CAP
GROWTH FUND
(INSTITUTIONAL SHARES)           4.98%       18.32%       20.24%      33.76%      26.77%      19.07%      13.41%
LIPPER GROWTH FUND INDEX         3.74%       15.80%       15.40%      25.57%      23.10%      22.86%      12.72%
S&P 500                          4.40%       17.41%       20.47%      34.56%      28.83%      19.74%      14.63%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON SMALL CAP GROWTH FUND*
AN INTERVIEW WITH JOHN LUI, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. PLEASE GIVE AN OVERVIEW OF THE FUND'S RESULTS YEAR TO DATE.

A. Through June 30, 1997, the Fund delivered a total return of 4.68% for both Institutional Shares and Investor Shares.(1) In comparison, the Russell 2000 Index(2) of small-capitalization stocks gained 10.20% during the period, and the Lipper Small-Cap Fund Index(3) had a total return of 6.04%.
       The Fund focuses on small-capitalization growth stocks, which can be very volatile, as the two most recent quarters clearly demonstrated. Like the vast majority of small-cap funds, during the first quarter the Fund declined (by 14.2%), only to rebound vigorously (by 22.30%) in the second three months.

Q. WHY WERE SMALL-CAP SECURITIES SO VOLATILE DURING THE PERIOD?

A. Throughout the early months, fears of higher inflation raised the specter of higher interest rates. For a smaller company, a rise in rates may have a greater relative impact on the cost of doing business than for a larger firm. This made investors wary of small-cap stocks. With the Federal Reserve's 0.25% boost to a key short-term interest rate in late March, that caution reached a crisis point, triggering a sell-off in small-caps and indiscriminate contraction of price-earnings (P/E) ratios. Shortly thereafter, as fears of further rate hikes diminished and investor confidence returned, the small-cap market made a sharp turn for the better.

Q. HOW DID YOU MANAGE THE FUND THROUGH THIS PERIOD OF UNCERTAINTY?

A. Actually, we made few if any adjustments to reflect the market's mood. Our philosophy is to buy good small businesses and hold onto them as they grow, provided they continue to meet specific criteria. The companies we choose may be part of the Russell 2000 Index, or any company with a market capitalization at the time of purchase of $100 million to $1.5 billion.
       More importantly, they must exhibit above-average earnings growth potential and the ability to exceed consensus estimates of their growth. Beyond that, they need a sound business model, dominant market position, visionary management, a shareholder orientation and conservative accounting practices. We want to marry these companies for the long run, not just date them for a short while.

* Small-capitalization funds typically carry additional risks, since smaller companies historically have a experienced a greater degree of market volatility
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The Russell 2000 Index is considered representative of the broad U.S market of small-capitalization stocks.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

[LOGO]

Q. PLEASE DESCRIBE A CURRENT HOLDING THAT FITS YOUR INVESTMENT CRITERIA.

A. The Fund has a relatively high percentage of assets (as compared to the Russell 2000 Index) invested in the consumer nondurables and services sectors. This is where we find many of what we call the "Goliaths of Davids"-- businesses that are the strongest among the small-cap competitors in an industry. In these sectors, relatively little capital is required to dominate a niche, so companies can become "Goliaths" quickly.
       Currently, one of our largest holdings is Ha-Lo Industries, Inc. (4.1% of net assets at June 30), the largest full-service distributor of promotional and specialty advertising products. Ha-Lo has a market capitalization of $460 million. It is growing at an internal rate (i.e., through expanding product lines and sales) of 25%-30% annually. This is augmented by acquisitions that bring its growth rate to approximately 35% per year.
       Another major holding is Equity Corp. International (ECI) (4.4%), a consortium of funeral homes and cemeteries in communities of less than 75,000. ECI buys family-owned business and allows them to operate independently while taking advantage of centralized services and greater purchasing power and distribution systems.

Q. WHAT ROLE DO TECHNOLOGY STOCKS PLAY IN THE FUND'S PORTFOLIO?

A. In our view, technology is a cyclical growth industry. We try to use these companies selectively during the expansion phase of the market cycle. In general, we prefer the secular growth businesses like Equity Corp. International, which have the potential to appreciate more steadily over time.

Q. WHAT DO YOU FORESEE FOR THE SECOND HALF OF 1997?

A. The generally accepted view is that investors will begin looking beyond the large-cap stocks for growth opportunities in the second half. So, after several years of underperforming large-cap equities, medium- and small-capitalization securities may have the potential to take the lead.
       Whether this occurs or not will make little difference to how we manage the Fund. We will still be looking for individual companies that have solid, fundamental reasons to grow. By sticking to this approach last year, we outperformed the S&P 500, so we know from prior experience that we can beat the odds if we stick to our strategy.

PERIODS ENDED JUNE 30,
1997                          30 DAYS     3 MONTHS     6 MONTHS      1 YEAR     3 YEARS     5 YEARS     INCEPTION
BNY HAMILTON SMALL CAP
GROWTH FUND (INSTITUTIONAL
SHARES)                           5.98%       22.30%        4.68%      12.92%      22.37%      18.80%       19.32%
LIPPER SMALL CAP FUND
INDEX                             4.91%       17.06%        6.04%       6.35%      20.33%      18.64%       18.82%
RUSSELL 2000 SMALL STOCK
INDEX                             4.29%       16.21%       10.20%      16.33%      20.06%      17.87%       20.34%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON INTERNATIONAL EQUITY FUND*
AN INTERVIEW WITH JILL CURRIE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW WOULD YOU DESCRIBE THIS BRAND-NEW ADDITION TO THE BNY HAMILTON FAMILY OF FUNDS?

A. The International Equity Fund was launched on April 1 as a broadly diversified international fund. While primarily invested in developed countries, the Fund may participate in faster-growing emerging economies when the opportunities are attractive. Wherever we invest, we emphasize large-capitalization, "blue chip" stocks, which we feel are most likely to benefit from global change. With their economies of scale, they can more efficiently apply new technologies and easily expand into new markets as trade barriers fall.

Q. HOW DID THE FUND PERFORM IN ITS INITIAL QUARTER?

A. From April 1 to June 30, Institutional Shares of the Fund posted a total return of 13.30%.(1) In comparison, the Morgan Stanley Capital International
   (MSCI) Europe, Australasia and Far East (EAFE) Index rose 13.05% during the second quarter.(2) The Lipper International Fund Index gained 11.19%.(3)
       Investor Shares of the Fund, introduced on May 1, chalked up a 10.99% total return through June 30.(1)

Q. WHAT WAS YOUR STRATEGY FOR BUILDING THE FUND'S PORTFOLIO?

A. We ensured that the Fund was widely diversified across 24 countries. Over 90% of assets are invested in the developed nations of Europe and Japan. Many of the opportunities we see here are related to favorable company dynamics, but economic recovery should also provide support for these markets.
       For added growth potential, we invested approximately 7% of net assets in emerging markets around the world, ranging from Greece and Hungary to China, Mexico and Argentina, among others.

Q. WHERE WERE YOU MOST AND LEAST SUCCESSFUL?

A. Our Asian holdings were the largest contributors to total return. According to MSCI, the Japanese equity market advanced 23% during the quarter. Unlike many international funds, we were not drastically underweighted relative to the EAFE Index and thus benefited from the market's rebound. Likewise, we owned Chinese stocks trading on the Hong Kong exchange (so-called "red chip" stocks) that performed extraordinarily well. More established Hong Kong companies also boosted performance. One was HSBC Holdings, a bank with operations on four continents. HSBC is very solid, with a high capitalization ratio.
       European stocks lagged behind the EAFE Index in the second quarter, due to concerns over European monetary union (EMU) and uncertainty following the Socialist victory in France. Nevertheless, we feel confident that the investment environment in Europe is positive. Falling interest rates are driving savings out of bonds and into equities, and corporations are taking steps to increase shareholder value. One example is Novartis, the company

*    International investing involves increased risk and volatility.
(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) The MSCI EAFE Index is considered representative of the equity markets in Europe, Australia, Asia and the Far East.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

[LOGO]
       created by the merger of CIBA-GEIGY and Sandoz. It is one of the world's major healthcare companies, with great long-term growth prospects. We are seeing gains from restructuring and the introduction of new products.

Q. AS WE MOVE INTO THE SECOND HALF OF 1997, WHAT DO YOU FORESEE FOR THE FUND?

A. We look to continue to invest new assets in a broad spectrum of countries where market conditions are steadily improving.
       At this juncture, we are comfortable that Japan will take steps to further restructure its economy. Valuations there have become more comparable to those in the United States and Europe. In the major European markets, there has been an increase in liquidity as central banks have dropped interest rates, and demand for equities by institutional investors is on the rise. We look for cyclical stocks in the major countries to perform well and see new possibilities in smaller countries and Eastern Europe.
       We are also quite positive about Hong Kong (the gateway to China for finance and trade) and Latin (currently benefiting from low interest rates and strength in the U.S.). We are less optimistic about Thailand and other Asian countries; currency devaluations will cause economic dislocation and put pressure on corporate profits.

PERIODS ENDED JUNE 30,
1997                      30 DAYS     3 MONTHS     6 MONTHS      1 YEAR     3 YEARS     INCEPTION
BNY HAMILTON
INTERNATIONAL EQUITY
FUND (INSTITUTIONAL
SHARES)*                      4.71%       13.30%          --          --          --        13.30%
LIPPER INTERNATIONAL
FUND INDEX                    4.80%       11.19%       13.98%      20.01%      12.59%       11.19%
MSCI EAFE                     5.54%       13.05%       11.36%      13.16%       9.44%       13.05%

*Inception Date April 1, 1997
Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
AN INTERVIEW WITH MARK HEMENETZ, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE INTERMEDIATE GOVERNMENT FUND PERFORM DURING THE FIRST HALF OF
   1997?
A. Institutional Shares of the Fund, which were introduced on April 1, 1997, delivered a total return of 2.44% through June 30. Investor Shares had a six-month total return of 2.38%.(1) In comparison, the Lehman Brothers Intermediate Government Bond Index(2) advanced 2.76% during the first half of 1997, and the Lipper Intermediate U.S. Government Bond Fund Index(3) gained 2.64%.

Q. PLEASE DESCRIBE WHAT HAPPENED IN THE GOVERNMENT BOND MARKET DURING THE
   PERIOD.
A. Interest rates rose during the first quarter, pushing bond returns into negative territory. Investors were unnerved by strong economic growth and the potential this held to rekindle inflation. In contrast to the first quarter, interest rates fell across the yield curve in the second quarter of 1997 as evidence confirmed that the economy was slowing from its torrid pace earlier in the year. Key economic releases during the period included three consecutive reports of declining retail sales and the fifth consecutive report of a decline in the Producer Price Index. To the surprise of many, the year-over-year inflation rate, as measured by the Consumer Price Index (CPI), declined to 2.2%. At its May meeting, the Federal Reserve took no action to raise the Federal Funds rate from 5.50%, pushing out the expected timing of any additional rate hikes.
       The change in the economic landscape carried over to bond market psychology, pushing long-term rates down from over 7% in April. The bond market also acknowledged one of the benefits of the robust economy, namely that higher tax receipts were reducing the federal deficit below expected levels and reducing the U.S. government's need to borrow. The drop in yields moved year-to-date returns for all maturities to positive levels. Investors continued to focus on securities with greater yields, which resulted in corporate and mortgage-backed security spreads (vs. U.S. Treasuries) being near their narrowest ever. Mortgages were not hurt by a slightly steeper yield curve as the spread between two- and thirty-year maturities expanded from 68 basis points to 72 basis points.

Q. WHAT WAS YOUR PORTFOLIO MANAGEMENT STRATEGY DURING THE FIRST HALF?
A. Portfolio activity centered on relative value trades between mortgage-backed, agency and Treasury issues. At the end of the period, more than 97% of the Fund's net assets were invested in U.S. government and agency securities, collateralized mortgage obligations, and mortgage backed securities; its duration stood at 3.47 years and its average maturity was 4.58 years.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE REMAINDER OF 1997?
A. We think intermediate-term rates can move still lower over time as investors gain more appreciation for income in an economy that can expand without higher inflation. As such, we are maintaining a duration for the Fund that is longer than its benchmark, the Lehman Brothers. Intermediate Government Bond Index.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares prior to 4/1/97 is based on the performance of Investor Shares, adjusted to reflect fees and expenses. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

PERIODS ENDED JUNE 30, 1997                         30 DAYS       3 MONTHS      6 MONTHS      1 YEAR       3 YEARS     INCEPTION
BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
(INSTITUTIONAL SHARES)                                  0.90%         2.84%         2.44%        6.41%        6.83%         4.76%
LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX         1.04%         3.20%         2.64%        6.92%        6.94%         5.40%
LEHMAN INTERMEDIATE GOVERNMENT INDEX                    0.86%         2.80%         2.76%        6.95%        7.19%         5.81%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
AN INTERVIEW WITH CHRISTOPHER CAPONE, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1997?

A. The Intermediate Investment Grade Fund posted a total return of 2.16% through June 30, 1997, for Institutional Shares; 2.12% for Investor Shares.(1) These compare to total returns of 2.83% for the Lehman Brothers. Intermediate Government/Corporate Bond Index(2) and 2.82% for the Lipper Intermediate Investment Grade Fund Index.(3) During the second quarter, the Fund far outpaced its Lehman Brothers Benchmark and performed in line with its Lipper benchmark.

Q. HOW WOULD YOU DESCRIBE THE INTERMEDIATE-TERM BOND MARKETS DURING THIS PERIOD?

A. Interest rates rose across the board during the first quarter of 1997 as the Federal Reserve increased the Federal Funds rate 0.25% to 5.5%. Bond market psychology turned decidedly negative, and many investors switched to cash and cash equivalents. Returns for securities with maturities exceeding three years were negative. Ten- and thirty-year Treasury bonds returned -2.27% and -4.27%, respectively, in the first quarter. Investors focused instead on securities with greater yields, such as corporate bonds and mortgage-backed securities. While the difference in yields between high- and low-quality corporate bonds widened slightly due to volatility in the stock market, the spreads on mortgage-backed securities narrowed to their lowest levels ever.
       Interest rates then fell substantially in the second quarter as evidence confirmed that the economy was still growing at a moderate and non-inflationary pace. The change in the economic landscape carried over to the bond market, pushing long-term rates down. The drop in yields moved year-to-date returns for all maturities into positive territory, with most clustered between 2.50% and 2.75%. Investors continued to focus on securities with greater yields, bidding up the prices and bringing down the yields on corporate and mortgage-backed issues.

Q. HOW DID YOU POSITION THE PORTFOLIO DURING THIS PERIOD?

A. The Fund maintained a relatively long duration (a measure of sensitivity to interest rates) and its emphasis on investment grade securities (average rating: AA) throughout the period. While both placed it at a short-term disadvantage to its peers in the Lipper universe, we felt it was more important to protect the fund's credit quality (a valuable cushion in bad times) and to keep it positioned for additional rate declines. We continue to believe that intermediate-term rates can move still lower over time as bond investors acknowledge that the economy can expand without higher inflation.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lehman Bros. indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

[LOGO]

Q. THE FUND'S AVERAGE COUPON STOOD AT APPROXIMATELY 7% AT JUNE 30, COMPARED TO 6.15% TO 6.25% FOR INTERMEDIATE TREASURIES. HOW DID YOU ACHIEVE THIS HIGHER INCOME STREAM?

A. Compared to the indexes, the Fund is overweighted in corporate bonds because we think they represent good relative value. Reasonable levels of economic activity and corporate cost-consciousness add up to the ability to repay corporate debt, so there's little incremental risk in high-quality corporates these days. We also made selective use of mortgage-backed securities and well-structured collateralized mortgage obligations (CMOs) to enhance the income stream. Finally, we focused on very small portions or segments of the yield curve, where anomalies gave us the opportunity to pick up extra yield without added risk.

Q. WHAT IS YOUR CURRENT OUTLOOK?

A. We plan to maintain our long-to-the-benchmark duration, in the belief that rates may decline further. With year-over-year inflation, as measured by the Consumer Price Index, at 2.2%, and capacity growth continuing to outstrip demand, we look for a continuation of the slow-growth, low-inflation scenario that could bring rates down. Conversely, we see no compelling reason why rates would rise. Therefore, we are maintaining our bullish stance, which would provide greater capital appreciation if rates fall.

PERIODS ENDED JUNE 30, 1997                         30 DAYS   3 MONTHS   6 MONTHS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
(INSTITUTIONAL SHARES)                               1.10%     3.26%      2.16%     6.91%     7.46%     6.03%     7.26%
LIPPER INTERMEDIATE INVESTMENT GRADE FUNDS INDEX     1.15%     3.41%      2.82%     7.61%     7.77%     6.66%       NA
LEHMAN INTERMEDIATE GOVERNMENT CORPORATE BOND
INDEX                                                0.91%     2.95%      2.83%     7.22%     7.51%     6.49%     8.16%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
AN INTERVIEW WITH COLLEEN FREY, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. WHAT WAS THE FUND'S TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 1997?

A. Institutional Shares of the Fund returned a total of 2.22% in the first half of the year, while Investor Shares had a total return of 2.16%.(1) This compares to a 2.33% total return for the Lehman Brothers Five-Year General Obligation Municipal Bond Index(2) and a 2.63% average total return for the Lipper New York Intermediate Municipal Debt Fund Index.(3)

Q. HOW WOULD YOU CHARACTERIZE THE MUNICIPAL BOND MARKET DURING THIS PERIOD?

A. Anxiety over a potential flat tax--which was much talked of in Congress in 1995 and 1996--was well behind us by the time 1997 began. This allowed the municipal bond universe to focus on the broader concerns of the fixed-income markets. Economic issues dominated the market as it responded to growing concerns over the possibility of higher inflation going forward, and to the Federal Reserve's rate increase late in the first quarter. The fears were calmed by the end of the second quarter as data indicating moderate growth and low inflation began to resurface.

Q. HOW DID YOU POSITION THE PORTFOLIO IN RESPONSE TO THE MARKET?

A. As our fixed-income investment strategy has been based on a scenario of moderate economic growth and low inflation, we took the rise in rates during this first part of the year as an opportunity to trade some cash reserves and short-maturity holdings for securities in the seven- to 11-year range. The average maturity was 5.9 years as of June 30, 1997, compared to 5.3 years at the beginning of the period.

Q. WHAT IS YOUR OUTLOOK?

A. We continue to emphasize high-quality issues, as yields between quality sectors are narrow. Lower-rated issues are not providing sufficient compensation to investors for the added risk.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares of the Fund prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The since-inception date for Investor Shares of the Fund was August 10, 1992. The adviser has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

PERIODS ENDED JUNE 30, 1997                      30 DAYS       3 MONTHS      6 MONTHS      1 YEAR       3 YEARS     INCEPTION
BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT
FUND (INSTITUTIONAL SHARES)                          0.92%         2.51%         2.22%        5.80%        5.34%         4.60%
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT
FUND AVERAGE                                         0.97%         2.82%         2.63%        6.68%        6.05%         5.43%
LEHMAN 5 YEAR G.O. MUNI BOND INDEX                   0.88%         2.49%         2.33%        6.26%        6.29%         5.71%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
AN INTERVIEW WITH JEFFREY NOSS, VICE PRESIDENT AND PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM IN THE SIX MONTHS ENDED JUNE 30TH?
A. The Fund's total returns for the first half of 1997 were 1.82% for Institutional Shares and 1.77% for Investor Shares.(1) In comparison, the Lehman Brothers Five-Year General Obligation Municipal Bond Index advanced 2.33%,(2) and the Lipper Intermediate Municipal Bond Fund Index posted a total return of 2.48%.(3)

Q. WHAT WERE THE MOST SIGNIFICANT EVENTS IN THE FUND DURING THE FIRST HALF OF THE YEAR?
A. The Fund was converted from a common trust fund to a mutual fund on April 1. As a result of this conversion as well as inflows of new cash from other converted common trusts and mutual fund investors, our cash levels were higher than normal. Had we been more fully invested throughout the six months, our results might have been stronger.
       As it was, we bought on weakness in the market in mid-April (following the Federal Reserve's elevation of the Federal Funds rate by 0.25% in late March) and lengthened the average maturity and duration of the portfolio throughout the second quarter.

Q. WHY IS YOUR STRATEGY REGARDING CREDIT QUALITY?
A. We feel its essential to keep the portfolio credit quality high. The present narrow spreads in yields between high-and lower-quality issues provide us no incentive to reduce our quality level. Rather than increase yields by buying lesser-quality issues, we bought longer-term securities of better quality, which were quite inexpensive compared to Treasuries.
       We also focused on very safe securities, such as escrowed sinking fund bonds. They provide excellent price stability and can be purchased at yields 30 to 50 basis points higher than other, comparable municipal issues. At June 30, the Fund's average maturity was 7.9 years; its duration, 6.0 years; and its average coupon, 5.84%. It held issues from 27 states.

Q. WHAT ARE YOUR PLANS FOR THE FUND DURING THE SECOND HALF OF THE YEAR?
A. As investors grow more confident that the moderate inflation and growth scenario is intact, we think interest rates could drop modestly. We will maintain our existing maturity and duration and continue to seek out high-quality opportunities to boost the Fund's income.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COSTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance for Institutional Shares includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.
(2) Lehman Brothers indexes represent broad market averages for fixed-income securities.
(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc.

PERIODS ENDED JUNE 30, 1997                         30 DAYS   3 MONTHS   6 MONTHS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
(INSTITUTIONAL SHARES)                               0.86%     2.22%      1.82%     5.88%     5.28%     4.98%     6.29%
LIPPER INTERMEDIATE MUNICIPAL FUND INDEX             0.90%     2.57%      2.48%     6.43%     6.06%     5.77%     6.78%
LEHMAN 5 YEAR G.O. MUNI BOND INDEX                   0.88%     2.49%      2.33%     6.26%     6.29%     5.90%     6.60%

Note: Returns for BNY Hamilton Funds and Lipper Fund Universe are after fees.

[LOGO]  BNY HAMILTON MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, ASSISTANT VICE PRESIDENT AND PORTFOLIO
  MANAGER

Q. WHAT WERE THE YIELD AND TOTAL RETURN FOR THE FUND AS OF JUNE 30TH?

A. For the six months ended June 30, 1997, Hamilton Shares of the Fund (for institutional investors) delivered an average annualized total return of 5.31%. Hamilton Premier Shares (for institutions with servicing agreements) earned 5.05%, and Hamilton Classic Shares (for retail investors) advanced 4.64%.(1) The seven-day current and effective yields for the Hamilton Shares on June 30 were 5.41% and 5.56%, respectively. For Hamilton Premier Shares, they equaled 5.15% and 5.29%, respectively; and for the Hamilton Classic Shares, 4.78% and 4.89%, respectively.(2)

Q. WHAT ARE YOUR GOALS IN MANAGING THIS FUND?

A. We seek to provide high current income while preserving investors' capital and maintaining a very high level of liquidity. Toward that end, we invest almost exclusively in securities issued by the U.S. government and its agencies (11.97% of net assets as of 6/30/97), top-rated commercial paper (37.13%) and repurchase agreements (38.33%). This emphasis on quality has earned the Fund a AAAm rating from Standard & Poor's Corporation. This rating is historical and signifies that the Fund's safety is excellent and that it has a superior capacity to maintain its $1.00 net asset value per share. Of course, there can be no assurance that it will do so.

Q. WHAT HAPPENED TO SHORT-TERM INTEREST RATES DURING 1997 AND HOW DID THIS IMPACT THE FUND?

A. The Federal Funds rate, a key short-term interest rate set by the Federal Reserve, began the year at 5.25% and ended the period at 5.50%. The effect on the money markets and the Fund was slight, since the markets had already factored in the rise by early in the first quarter. We made only minor adjustments to the portfolio and kept the Fund's average maturity very close to its current target of 50 days. At the end of the period, the Fund's average maturity was 52 days.

Q. WHAT IS YOUR OUTLOOK?

A. It might best be summed up by the old adage, "The more things change, the more they stay the same." We expect investors to realize that inflation is on an extended holiday and is no threat to the current moderate-growth, low-inflation environment. That should keep interest rates quite stable or, at most, exert a slight downward pressure.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

[LOGO]  BNY HAMILTON TREASURY MONEY FUND
AN INTERVIEW WITH RICHARD KLINGMAN, ASSISTANT VICE PRESIDENT AND PORTFOLIO
  MANAGER

Q. WHAT WERE THE YIELD AND TOTAL RETURN FOR THE FUND?

A. From the Fund's inception as a mutual fund on April 1, 1997, through June 30, 1997, Hamilton Shares of the Fund delivered an average annualized return of 5.15%. Hamilton Premier Shares gained a total of 4.90%.(1) The seven-day current and effective yields for the Hamilton Shares at 6/30/97 were 5.18% and 5.31%, respectively. For Hamilton Premier Shares, they equaled 4.93% and 5.05%, respectively.(2)

Q. WHAT IS THE PORTFOLIO COMPOSITION?

A. The Fund's average maturity on June 30 was 8 days. This Fund must invest solely in short-term fixed-income securities issued by the U.S. Treasury or securities collateralized by obligations of the U.S. Treasury. At the end of the second quarter, 31.5% of total net assets were invested in U.S. Treasury bills, 37.1% were invested in repurchase agreements backed by U.S. Treasury securities, and 31.4% in other cash receivables.

Q. WHY DO YOU HAVE SUCH A HIGH INVESTMENT IN REPURCHASE AGREEMENTS?

A. Because they are fully collateralized by U.S. Treasuries, the repurchase agreements present almost no incremental risk while providing additional yield. Also, they are very short-term and liquid. Finally, in the current interest rate environment, we do almost as well from a yield standpoint buying these one-day securities as we would if we bought six-month Treasuries.

Q. WHAT IS YOUR OUTLOOK FOR THE MONEY MARKETS?

A. We look for very little change in short-term interest rates during the coming months. Investors have realized that the glass is half-full, not half-empty, so the nervousness that drove up rates in the first quarter should not be a factor in the second half of the year.

(1) TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) YIELDS WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND IS CURRENTLY WAIVING CERTAIN FEES. HAD FEES NOT BEEN WAIVED, THE SEVEN-DAY CURRENT YIELD WOULD HAVE BEEN LOWER.

       BNY HAMILTON EQUITY INCOME FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                           MARKET
  SHARES                                             VALUE
-----------                                       ------------
             COMMON STOCKS--76.5%
             AIRCRAFT MANUFACTURING--2.0%
    200,000  Boeing Co. ........................  $ 10,612,500
                                                  ------------
             BANKING--5.4%
    110,000  Chase Manhattan Corp. .............    10,676,875
    110,000  First Union Corp. .................    10,175,000
    190,000  Mellon Bank Corp. .................     8,573,750
                                                  ------------
                                                    29,425,625
                                                  ------------
             BASIC MATERIALS--0.9%
    105,000  SGL Carbon AG (ADR)................     4,882,500
                                                  ------------
             BIOTECHNOLOGY--1.0%
   *250,000  Chiron Corp. ......................     5,218,750
                                                  ------------
             BUSINESS EQUIPMENT & SERVICES--1.8%
    125,000  Xerox Corp. .......................     9,859,375
                                                  ------------
             CHEMICALS--BASIC--1.9%
    240,500  Monsanto Co. ......................    10,356,531
                                                  ------------
             CHEMICALS--PETROLEUM--2.1%
    180,000  duPont (E.I.) De Nemours & Co. ....    11,317,500
                                                  ------------
             COMPUTER SERVICES--1.1%
   *138,738  Ceredian Corp. ....................     5,861,681
                                                  ------------
             COMPUTERS--SOFTWARE & PERIPHERALS-- 1.4%
    169,140  First Data Corp. ..................     7,431,589
                                                  ------------
             CONGLOMERATES--1.5%
    122,200  General Electric Co. ..............     7,988,825
                                                  ------------
             COSMETICS & TOILETRIES--3.0%
    160,000  Avon Products, Inc. ...............    11,290,000
     50,000  Gillette Co. ......................     4,737,500
                                                  ------------
                                                    16,027,500
                                                  ------------

 NUMBER OF                                           MARKET
  SHARES                                             VALUE
-----------                                       ------------
             COMMON STOCKS (CONTINUED)
             ELECTRONICS--1.8%
    110,000  Sony Corp. (ADR)...................  $  9,680,000
                                                  ------------
             FINANCIAL SERVICES--MORTGAGE
             COMPANIES--1.2%
    145,000  Federal National Mortgage
             Association........................     6,325,625
                                                  ------------
             FOOD & BEVERAGES--1.8%
    255,000  PepsiCo, Inc. .....................     9,578,438
                                                  ------------
             FOOD PROCESSING--3.8%
    120,000  CPC International, Inc. ...........    11,077,500
    115,000  Pioneer Hi-Bred International,
             Inc. ..............................     9,200,000
                                                  ------------
                                                    20,277,500
                                                  ------------
             HOUSEHOLD & PERSONAL CARE PRODUCTS-- 1.4%
     55,000  Procter & Gamble Co. ..............     7,768,750
                                                  ------------
             INSURANCE--3.5%
    120,000  Allstate Corp. ....................     8,760,000
     29,050  American International
             Group, Inc. .......................     4,339,344
    175,000  Equitable Cos, Inc. ...............     5,818,750
                                                  ------------
                                                    18,918,094
                                                  ------------
             INVESTMENT MANAGEMENT--1.1%
    175,000  Paine Webber Group Inc. ...........     6,125,000
                                                  ------------
             MANUFACTURING--CONSUMER
             PRODUCTS--3.0%
    140,000  Corning Inc. ......................     7,787,500
    215,000  Newell Co. ........................     8,519,375
                                                  ------------
                                                    16,306,875
                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                           MARKET
  SHARES                                             VALUE
-----------                                       ------------
             COMMON STOCKS (CONTINUED)
             MEDICAL PRODUCTS &
             SUPPLIES--1.4%
    119,200  Johnson & Johnson..................  $  7,673,500
                                                  ------------
             NATURAL GAS--0.7%
     91,100  Questar Corp. .....................     3,678,162
                                                  ------------
             OIL & GAS--0.7%
    *84,000  Cooper Cameron Corp. ..............     3,927,000
                                                  ------------
             OIL--INTERNATIONAL--4.9%
    162,400  Exxon Corp. .......................     9,987,600
    128,000  Mobil Corp. .......................     8,944,000
    150,000  Total S.A. (ADR)...................     7,593,750
                                                  ------------
                                                    26,525,350
                                                  ------------
             PHARMACEUTICALS--4.5%
    120,000  American Home Products Corp. ......     9,180,000
     90,000  Bristol-Myers Squibb Co. ..........     7,290,000
     65,000  Pfizer Inc. .......................     7,767,500
                                                  ------------
                                                    24,237,500
                                                  ------------
             PHOTOGRAPHY EQUIPMENT--1.4%
     98,200  Eastman Kodak Co. .................     7,536,850
                                                  ------------
             RAILROADS--3.5%
    153,300  Canadian National Railway..........     6,706,875
     95,000  Kansas City Southern Industries,
             Inc. ..............................     6,127,500
     90,000  Union Pacific Corp. ...............     6,345,000
                                                  ------------
                                                    19,179,375
                                                  ------------
 NUMBER OF                                           MARKET
  SHARES                                             VALUE
-----------                                       ------------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS--6.9%
    180,000  Avalon Properties, Inc. ...........  $  5,152,500
    150,000  Cali Realty Corp. .................     5,100,000
    155,000  Carramerica Realty Corp. ..........     4,456,250
    160,000  Duke Realty Investments,
             Inc. ..............................     6,480,000
    194,500  Federal Realty Investment Trust....     5,251,500
    175,000  General Growth Properties..........     5,862,500
    120,000  Starwood Lodging Trust.............     5,122,500
                                                  ------------
                                                    37,425,250
                                                  ------------
             RESORTS & ENTERTAINMENT--1.5%
    101,600  Walt Disney Co. ...................     8,153,400
                                                  ------------
             RETAIL--SPECIALTY STORES--2.7%
   *250,000  Borders Group, Inc. ...............     6,031,250
    162,600  CVS Corp. .........................     8,333,250
                                                  ------------
                                                    14,364,500
                                                  ------------
             TECHNOLOGY INDUSTRIES--2.1%
    150,000  Motorola Inc. .....................    11,400,000
                                                  ------------
             TELECOMMUNICATIONS--1.4%
   *100,000  Compania Anonima Nacional
             Telefonos de Venezuela
             (ADR)..............................     4,312,500
   *110,000  Worldcom Inc. .....................     3,520,000
                                                  ------------
                                                     7,832,500
                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                           MARKET
  SHARES                                             VALUE
-----------                                       ------------
             COMMON STOCKS (CONTINUED)
             UTILITIES--GAS & ELECTRIC--5.1%
    168,000  Carolina Power & Light Co. ........  $  6,027,000
    155,000  DQE, Inc. .........................     4,378,750
    145,000  SCANA Corp. .......................     3,597,812
    177,150  Texas Utilities Co. ...............     6,100,603
    172,500  Williams Cos., Inc. ...............     7,546,875
                                                  ------------
                                                    27,651,040
                                                  ------------
             TOTAL COMMON STOCKS
             (Cost $284,023,332)................   413,547,085
                                                  ------------
             CONVERTIBLE PREFERRED
             STOCKS--10.6%
             BANKING--0.7%
     30,000  Jefferson-Pilot "NB" (ACES)........     3,442,500
                                                  ------------
             COMPUTERS--SOFTWARE & PERIPHERALS-- 1.2%
     75,000  Microsoft Corp. ...................     6,525,000
                                                  ------------
             CONTAINERS--1.3%
    140,000  Crown Cork & Seal..................     7,070,000
                                                  ------------
             FINANCIAL SERVICES--0.9%
    113,000  SunAmerica Inc. ...................     4,929,625
                                                  ------------
             MEDIA--0.4%
     40,000  Evergreen Media Corp.** ...........     2,205,000
                                                  ------------
             OIL & GAS--0.7%
    180,000  Atlantic Richfield Co. ............     3,870,000
                                                  ------------
             REAL ESTATE INVESTMENT TRUST--0.7%
     80,000  Rouse Co.--Series B................     3,860,000
                                                  ------------
 NUMBER OF                                           MARKET
  SHARES                                             VALUE
-----------                                       ------------
             CONVERTIBLE PREFERRED
             STOCKS (CONTINUED)
             RETAIL--2.0%
    120,000  K mart Financing I.................  $  6,585,000
     70,000  Wendys Financing I-- Series A......     4,103,750
                                                  ------------
                                                    10,688,750
                                                  ------------
             TELECOMMUNICATIONS--2.3%
    115,000  Airtouch Communications Inc. ......     5,520,000
     80,000  Qualcomm Inc. .....................     3,780,000
     30,000  TCI Pacific Communications
             Inc.--Series A.....................     3,090,000
                                                  ------------
                                                    12,390,000
                                                  ------------
             UTILITIES--GAS & ELECTRIC--0.4%
     40,000  AES Trust I--Series A..............     2,355,000
                                                  ------------
             TOTAL CONVERTIBLE
             PREFERRED STOCKS
             (Cost $53,085,310).................    57,335,875
                                                  ------------
 PRINCIPAL
  AMOUNT
-----------
             CONVERTIBLE BONDS--8.8%
             BASIC MATERIALS--0.7%
$ 4,000,000  U.S. Filter Corp., 4.50%,
             12/15/01...........................     3,905,000
                                                  ------------
             COMPUTER SERVICES--0.5%
  2,500,000  National Data, 5.00%, 11/01/03.....     2,653,125
                                                  ------------
             CONSUMER SERVICES--0.8%
  4,000,000  CUC International Inc., 3.00%,
             2/15/02**..........................     4,220,000
                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                           MARKET
  AMOUNT                                             VALUE
-----------                                       ------------
             CONVERTIBLE BONDS (CONTINUED)
             ENTERTAINMENT--0.3%
$ 1,500,000  Imax Corp., 5.75%, 4/01/01**.......  $  1,893,750
                                                  ------------
             HEALTH CARE PRODUCTS & SERVICES-- 1.3%
  3,500,000  Alza Corp., 5.00%, 5/01/06.........     3,517,500
  3,000,000  PhyCor Inc., 4.50%, 2/15/03........     3,240,000
                                                  ------------
                                                     6,757,500
                                                  ------------
             HUMAN RESOURCES--0.3%
  1,500,000  Personnel Group, 5.75%,
             7/01/04**..........................     1,605,000
                                                  ------------
             INDUSTRIAL SERVICES--0.4%
  2,250,000  USA Waste Services Inc., 4.00%,
             2/01/02............................     2,432,812
                                                  ------------
             OIL & GAS--1.0%
  4,500,000  Diamond Offshore Drilling, 3.75%,
             2/15/07............................     5,208,750
                                                  ------------
             OIL--DOMESTIC--0.8%
  2,400,000  Pennzoil, 6.50%, 1/15/03...........     4,212,000
                                                  ------------
             REAL ESTATE INVESTMENT TRUST--0.8%
  3,500,000  Liberty Property Trust, 8.00%,
             7/01/01............................     4,340,000
                                                  ------------
             RETAIL--0.9%
  2,000,000  Central Garden & Pet, 6.00%,
             11/15/03**.........................     2,165,000
  3,000,000  Saks Holdings, 5.50%, 9/15/06......     2,591,250
                                                  ------------
                                                     4,756,250
                                                  ------------
 PRINCIPAL                                           MARKET
  AMOUNT                                             VALUE
-----------                                       ------------
             CONVERTIBLE BONDS (CONTINUED)
             TECHNOLOGY INDUSTRIES--1.0%
$ 3,000,000  EMC Corp., 3.25%, 3/15/02**........  $  3,296,250
  2,000,000  Premier Technology, 5.75%,
             7/01/04............................     2,085,000
                                                  ------------
                                                     5,381,250
                                                  ------------
             TOTAL CONVERTIBLE BONDS
             (Cost $42,768,789).................    47,365,437
                                                  ------------
             REPURCHASE AGREEMENTS--3.6%
 10,000,000  Repurchase agreement with Deutsche
             Bank, 5.98%, due 7/01/97,
             repurchase price $10,001,661
             (Collateral-- Government National
             Mortgage Association Bonds,
             6.50%-9.50%, 1/01/00-12/15/26;
             aggregate market value plus accrued
             interest $10,300,000)..............    10,000,000
  9,559,000  Repurchase agreement with Smith
             Barney Inc., 6.02%, due 7/01/97,
             repurchase price $9,560,598
             (Collateral-- Various U.S.
             Governmental Agency Debt
             Obligations, 6.00%-6.50%,
             5/15/08-11/25/23; aggregate market
             value plus accrued interest
             $9,845,771)........................     9,559,000
                                                  ------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost $19,559,000).................    19,559,000
                                                  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON EQUITY INCOME FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                        STRIKE      MARKET
 CONTRACTS                              PRICE       VALUE
-----------                             ------   ------------
             PURCHASED PUT OPTIONS--0.1%
       *600  Avon Products Inc.,
             expiration October,
             1997.....................     65    $    112,500
       *500  Chase Manhattan Corp.,
             expiration September,
             1997.....................     95         193,750
                                                 ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost $259,550)..................        306,250
                                                 ------------
             TOTAL INVESTMENTS BEFORE
             OUTSTANDING WRITTEN
             CALL OPTIONS
             (Cost $399,695,981) (a)--
             99.6%............................    538,113,647
                                                 ------------
             OUTSTANDING WRITTEN CALL
             OPTIONS--(0.1%)
       *600  Avon Products Inc.,
             expiration October,
             1997.....................     75        (168,750)
       *500  Chase Manhattan Corp,
             expiration September,
             1997.....................    105        (137,500)
       *250  Procter & Gamble Co.,
             expiration October,
             1997.....................    140        (190,625)
                                                 ------------
             TOTAL OUTSTANDING WRITTEN CALL
             OPTIONS
             (Premiums received
             $603,430)........................
                                                     (496,875)
                                                 ------------

                                                    MARKET
                                                    VALUE
                                                 ------------
  CONTRACTS
-----------
             TOTAL INVESTMENTS NET OF
             OUTSTANDING WRITTEN
             CALL OPTIONS
             (Cost $399,092,551)--99.5%.......
                                                 $537,616,772
             Other assets less
             liabilities--0.5%................
                                                    2,600,483
                                                 ------------
             NET ASSETS--100.0%...............
                                                 $540,217,255
                                                 ------------

ACES AUTOMATIC COMMON EXCHANGE SECURITIES.
ADR  AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
**   ILLIQUID SECURITY.
(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION WAS $138,417,666 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $140,244,983 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,827,317.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON EQUITY INCOME FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $399,695,981)......  $538,113,647
  Receivables
    Investments sold....................    24,595,946
    Interest............................       620,834
    Dividends...........................       804,639
    Capital stock sold..................       151,252
  Deferred organization costs and other
    assets..............................         7,907
                                          ------------
    TOTAL ASSETS........................   564,294,225
                                          ------------
LIABILITIES:
  Payables:
    Due to Custodian....................        10,664
    Investments purchased...............    21,575,500
    Capital stock repurchased...........        58,684
    Dividends...........................     1,171,229
    Services provided by the Bank of New
      York and Administrator............       739,326
  Outstanding call options written
    (premiums received $603,430)........       496,875
  Accrued expenses and other
    liabilities.........................        24,692
                                          ------------
    TOTAL LIABILITIES...................    24,076,970
                                          ------------
NET ASSETS:.............................  $540,217,255
                                          ------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $     33,718
  Capital surplus.......................   382,513,997
  Undistributed net investment income...       321,906
  Accumulated net realized gain on
    investments.........................    18,823,413
  Net unrealized appreciation on
    investments.........................   138,524,221
                                          ------------
NET ASSETS..............................  $540,217,255
                                          ------------
INSTITUTIONAL SHARES:
  Net assets............................  $507,384,012
                                          ------------
  Shares Outstanding....................    31,668,313
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      16.02
                                          ------------
INVESTOR SHARES:
  Net assets............................  $ 32,833,243
                                          ------------
  Shares Outstanding....................     2,049,820
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      16.02
                                          ------------
Institutional Shares authorized at $.001
  par value.............................   200,000,000
Investor Shares authorized at $.001 par
  value.................................   200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $20,776)...................  $  4,556,898
  Interest..............................     1,495,960
                                          ------------
TOTAL INCOME............................     6,052,858
                                          ------------
EXPENSES:
  Advisory..............................     1,110,412
  Administration........................       356,726
  12b-1 fee--Investor Shares............        18,985
  Accounting services...................        29,761
  Custodian.............................        21,223
  Cash management.......................         7,892
  Transfer agent........................        58,429
  Audit.................................         9,154
  Directors.............................         6,324
  Insurance.............................         3,338
  Reports to shareholders...............        15,677
  Registration and filings..............        21,305
  Legal.................................         6,075
  Other.................................        15,997
                                          ------------
    TOTAL EXPENSES......................     1,681,298
                                          ------------
    NET INVESTMENT INCOME...............     4,371,560
                                          ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments......    18,780,872
                                          ------------
  Increase in unrealized appreciation
    on:
    Investments.........................    93,699,609
    Written call options................       106,555
                                          ------------
  Net unrealized gain on investments
    during the period...................    93,806,164
                                          ------------
  Net realized and unrealized gain on
    investments.........................   112,587,036
                                          ------------
  Net increase in net assets resulting
    from operations.....................  $116,958,596
                                          ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON EQUITY INCOME FUND

       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED      YEAR ENDED
                                                                                      JUNE 30, 1997     DECEMBER 31, 1996
                                                                                     ----------------   -----------------
OPERATIONS:
  Net investment income............................................................   $   4,371,560       $  4,378,456
  Net realized gain on investments.................................................      18,780,872         15,733,809
  Net unrealized gain on investments during the period.............................      93,806,164         16,373,339
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from operations...........................     116,958,596         36,485,604
                                                                                     ----------------   -----------------
DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.......................      (3,034,789)               -0-
                                        Investor Shares............................      (1,238,569)        (4,220,255)
  Distribution from capital gains: Investor Shares.................................             -0-        (15,772,269)
                                                                                     ----------------   -----------------
                                                                                         (4,273,358)       (19,992,524)
                                                                                     ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares...........................     416,526,322                -0-
                                    Investor Shares................................      22,505,233         45,850,655
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares...         774,441                -0-
                                                            Investor Shares........         527,120         15,622,755
  Cost of capital stock repurchased: Institutional Shares..........................     (17,943,877)               -0-
                                     Investor Shares...............................    (211,220,560)       (31,443,997)
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from capital stock transactions...........     211,168,679         30,029,413
                                                                                     ----------------   -----------------
      INCREASE IN NET ASSETS.......................................................     323,853,917         46,522,493
NET ASSETS:
  Beginning of period..............................................................     216,363,338        169,840,845
                                                                                     ----------------   -----------------
  End of period (includes undistributed net investment income of $321,906 at June
    30, 1997, and $223,704 at December 31, 1996)...................................   $ 540,217,255       $216,363,338
                                                                                     ----------------   -----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares................................................      32,798,547                -0-
               Investor Shares.....................................................       1,532,362          3,366,850
  Shares issued on reinvestment of dividends: Institutional Shares.................          52,462                -0-
                                              Investor Shares......................          35,790          1,107,533
  Shares repurchased: Institutional Shares.........................................      (1,182,696)               -0-
                      Investor Shares..............................................     (14,837,183)        (2,232,920)
                                                                                     ----------------   -----------------
    Net increase...................................................................      18,399,282          2,241,463
  Shares outstanding, beginning of period..........................................      15,318,851         13,077,388
                                                                                     ----------------   -----------------
  Shares outstanding, end of period................................................      33,718,133         15,318,851
                                                                                     ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON EQUITY INCOME FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                   INVESTOR SHARES
                                          INSTITUTIONAL   ------------------------------------------------------------------
                                             SHARES                                                               FOR THE
                                          -------------                                                            PERIOD
                                             FOR THE        SIX                                                  AUGUST 10,
                                          PERIOD APRIL     MONTHS                                                  1992*
                                            1, 1997*       ENDED               YEAR ENDED DECEMBER 31,            THROUGH
                                          THROUGH JUNE    JUNE 30,      --------------------------------------  DECEMBER 31,
                                            30, 1997        1997          1996      1995      1994      1993        1992
                                          -------------   --------      --------  --------  --------  --------  ------------
PER SHARE DATA:
Net asset value at beginning of
  period................................    $  14.21      $ 14.12       $  12.99  $  10.70  $  11.30  $  10.43    $ 10.00
                                          -------------   --------      --------  --------  --------  --------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.10         0.23           0.30      0.32      0.31      0.29       0.11
Net realized and unrealized gain (loss)
  on investments........................        1.81         1.83           2.22      2.41     (0.60)     0.94       0.47
                                          -------------   --------      --------  --------  --------  --------  ------------
  Total from investment operations......        1.91         2.06           2.52      2.73     (0.29)     1.23       0.58
                                          -------------   --------      --------  --------  --------  --------  ------------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income....       (0.10)       (0.16)         (0.29)    (0.32)    (0.31)    (0.28)     (0.12)
Distributions from capital gains........          --           --          (1.10)    (0.12)       --     (0.08)     (0.03)
                                          -------------   --------      --------  --------  --------  --------  ------------
  Total dividends and distributions.....       (0.10)       (0.16)         (1.39)    (0.44)    (0.31)    (0.36)     (0.15)
                                          -------------   --------      --------  --------  --------  --------  ------------
Net asset value at end of period........    $  16.02      $ 16.02       $  14.12  $  12.99  $  10.70  $  11.30    $ 10.43
                                          -------------   --------      --------  --------  --------  --------  ------------
TOTAL RETURN:+..........................       13.43%**     14.65%**       19.58%    25.78%    (2.58)%    11.94%      5.86%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)..............................    $507,384      $32,833       $216,363  $169,841  $135,131  $112,849    $20,440
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.86%***     0.99%***       0.97%     1.00%     1.04%     1.09%      1.10%***
  Expenses, prior to waiver from The
    Bank of New York....................        0.86%***     0.99%***       0.97%     1.00%     1.04%     1.12%      2.12%***
  Net investment income, net of waiver
    from The Bank of New York...........        2.64%***     1.82%***       2.17%     2.66%     2.89%     2.82%      3.33%***
Portfolio turnover rate.................          29%          29%            58%       58%       51%       50%        25%
Average commission rate paid per share
  traded................................    $ 0.0625      $0.0625       $ 0.0622  $ 0.0557

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON LARGE CAP GROWTH FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                      MARKET
   SHARES                                        VALUE
------------                                 -------------
              COMMON STOCKS--95.9%
              AIRCRAFT MANUFACTURING--1.7%
     108,374  Boeing Co. ..................  $   5,750,595
                                             -------------
              BANKING--5.8%
      47,000  First Union Corp. ...........      4,347,500
      43,000  Chase Manhattan Corp. .......      4,173,687
      29,107  Northern Trust Corp. ........      1,408,051
     169,466  Norwest Corp. ...............      9,532,463
                                             -------------
                                                19,461,701
                                             -------------
              BEVERAGES--SOFT DRINKS--3.3%
     163,067  Coca-Cola Co. ...............     11,007,023
                                             -------------
              CHEMICALS--BASIC--2.4%
     186,565  Monsanto Co. ................      8,033,955
                                             -------------
              CHEMICALS--PETROLEUM--3.2%
     168,946  duPont (E.I.) De Nemours &
              Co. .........................     10,622,480
                                             -------------
              COMMUNICATIONS &
              ENTERTAINMENT--2.2%
     149,579  Time Warner, Inc. ...........      7,217,187
                                             -------------
              COMPUTER SERVICES--3.1%
      26,461  HBO & Co. ...................      1,822,501
     151,660  Hewlett-Packard Co. .........      8,492,960
                                             -------------
                                                10,315,461
                                             -------------
              COMPUTERS--SOFTWARE &
              PERIPHERALS--7.7%
    *113,458  Cisco Systems, Inc. .........      7,615,868
      30,744  First Data Corp. ............      1,350,815
     *86,024  Microsoft Corp. .............     10,871,283
      85,000  Systeme, Anwendungen,
              Produkte in der
              Datenverarbeitung (ADR)......      5,880,172
                                             -------------
                                                25,718,138
                                             -------------

 NUMBER OF                                      MARKET
   SHARES                                        VALUE
------------                                 -------------
              COMMON STOCKS (CONTINUED)
              CONGLOMERATES--4.2%
     213,346  General Electric Co. ........  $  13,947,495
                                             -------------
              COSMETICS & TOILETRIES--1.0%
      37,008  Gillette Co. ................      3,506,508
                                             -------------
              EDUCATION--0.2%
     *16,828  Apollo Group, Inc.--Class
              A............................        593,187
                                             -------------
              FINANCIAL SERVICES--3.3%
     173,881  Travelers Group, Inc. .......     10,965,371
                                             -------------
              FINANCIAL SERVICES--MORTGAGE COMPANIES--3.4%
     262,425  Federal National Mortgage
              Association..................     11,448,291
                                             -------------
              FOOD & BEVERAGES--1.3%
      90,000  McDonald's Corp. ............      4,348,125
                                             -------------
              FOOD PROCESSING--2.5%
      91,009  CPC International, Inc. .....      8,401,268
                                             -------------
              FUNERAL SERVICES--CEMETERY--0.3%
      31,927  Service Corp.
              International................      1,049,600
                                             -------------
              HEALTHCARE PRODUCTS &
              SERVICES--0.9%
     *40,000  Oxford Health Plans, Inc. ...      2,870,000
                                             -------------
              HOUSEHOLD &
              PERSONAL CARE PRODUCTS--4.1%
      59,369  Procter & Gamble Co. ........      8,385,871
     136,600  Newell Co. ..................      5,412,775
                                             -------------
                                                13,798,646
                                             -------------
              INSURANCE--3.0%
      57,280  American International Group,
              Inc. ........................      8,556,200
      43,387  Equitable Cos, Inc. .........      1,442,618
                                             -------------
                                                 9,998,818
                                             -------------
              INVESTMENT MANAGEMENT--0.3%
      22,103  Price (T. Rowe) Associates,
              Inc. ........................      1,141,067
                                             -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                      MARKET
   SHARES                                        VALUE
------------                                 -------------
              COMMON STOCKS (CONTINUED)
              MACHINERY & EQUIPMENT--2.3%
     121,524  Ingersoll-Rand Co. ..........  $   7,504,107
                                             -------------
              MANUFACTURING--CONSUMER
              PRODUCTS--1.2%
      75,000  Corning Inc. ................      4,171,875
                                             -------------
              MEDIA--0.4%
     *61,612  Liberty Media Group..........      1,463,285
                                             -------------
              MEDICAL PRODUCTS & SUPPLIES--5.1%
     199,855  Johnson & Johnson............     12,865,666
      50,000  Medtronic, Inc. .............      4,050,000
                                             -------------
                                                16,915,666
                                             -------------
              NATURAL GAS--1.0%
      80,333  Questar Corp. ...............      3,243,445
                                             -------------
              OIL & GAS--4.0%
      71,376  Enron Corp. .................      2,913,033
     *30,466  ENSCO International Inc. ....      1,607,081
      43,195  Schulmberger Ltd. ...........      5,399,375
      48,000  Transocean Offshore Inc. ....      3,486,000
                                             -------------
                                                13,405,489
                                             -------------
              OIL--INTERNATIONAL--6.5%
     181,684  Exxon Corp. .................     11,173,566
     102,000  Mobil Corp. .................      7,127,250
      62,992  Royal Dutch Petroleum Co. ...      3,425,190
                                             -------------
                                                21,726,006
                                             -------------
              PHARMACEUTICALS--6.6%
      50,000  American Home Products
              Corp. .......................      3,825,000
     *12,826  Amgen, Inc. .................        745,511
      16,373  Bristol-Myers Squibb Co. ....      1,326,213
      54,369  Merck & Co. .................      5,627,192
      88,858  Pfizer Inc. .................     10,618,531
                                             -------------
                                                22,142,447
                                             -------------
 NUMBER OF                                      MARKET
   SHARES                                        VALUE
------------                                 -------------
              COMMON STOCKS (CONTINUED)
              PHOTOGRAPHY EQUIPMENT--0.7%
      28,371  Eastman Kodak Co. ...........  $   2,177,474
                                             -------------
              REAL ESTATE INVESTMENT
              TRUSTS--1.9%
      80,000  Duke Realty Investments,
              Inc. ........................      3,240,000
     142,775  New Plan Realty Trust........      3,149,973
                                             -------------
                                                 6,389,973
                                             -------------
              RETAIL--SPECIALTY STORES--0.9%
      57,745  CVS Corp. ...................      2,959,431
                                             -------------
              SEMICONDUCTORS--3.1%
      72,188  Intel Corp. .................     10,237,161
                                             -------------
              TECHNOLOGY INDUSTRIES--2.1%
      91,663  Motorola Inc. ...............      6,966,388
                                             -------------
              TELECOMMUNICATIONS--1.5%
      85,067  AT&T Corp. ..................      2,982,662
      27,568  Lucent Technologies, Inc. ...      1,986,619
                                             -------------
                                                 4,969,281
                                             -------------
              TRANSPORTATION--1.8%
      86,352  Union Pacific Corp. .........      6,087,816
                                             -------------
              UTILITIES--GAS & ELECTRIC--2.9%
     115,000  DQE, Inc. ...................      3,248,750
     112,826  Florida Progress Corp. ......      3,532,864
      88,553  Texas Utilities Co. .........      3,049,544
                                             -------------
                                                 9,831,158
                                             -------------
              TOTAL COMMON STOCKS
              (Cost $176,938,449)..........    320,385,918
                                             -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON LARGE CAP GROWTH FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                      MARKET
   AMOUNT                                        VALUE
------------                                 -------------
              REPURCHASE AGREEMENTS--4.1%
$ 10,000,000  Repurchase agreement with
              Deutsche Bank, 5.98%, due
              7/01/97, repurchase price
              $10,001,661 (Collateral--
              Government National Mortgage
              Association Bonds,
              6.50%-9.50%, 1/01/00-6/15/27;
              aggregate market value plus
              accrued interest
              $10,300,001).................  $  10,000,000
   3,769,000  Repurchase agreement with
              Smith Barney Inc., 6.02%, due
              7/01/97, repurchase price
              $3,769,630 (Collateral--
              Federal National Mortgage
              Association Bond, 6.50%,
              7/25/18; aggregate market
              value plus accrued interest
              $3,882,070)..................      3,769,000
                                             -------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $13,769,000)...........     13,769,000
                                             -------------
              TOTAL INVESTMENTS
              (Cost $190,707,449) (a)--
              100%.........................    334,154,918
              Other assets less
              liabilities--0.0%............      (154,564)
                                             -------------
              NET ASSETS--100.0%...........  $ 334,000,354
                                             -------------

ADR AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY
(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION WAS $143,447,469 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $145,117,137 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $1,669,668.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON LARGE CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $190,707,449)......  $334,154,918
  Cash..................................         3,058
  Receivables:
    Investments sold....................    14,012,000
    Interest............................         8,632
    Dividends...........................       365,598
    Capital stock sold..................        84,768
  Deferred organization costs and other
    assets..............................        47,482
                                          ------------
      TOTAL ASSETS......................   348,676,456
                                          ------------
LIABILITIES:
  Payables:.............................
    Investments purchased...............    13,769,000
    Capital stock repurchased...........       127,559
    Dividends...........................       283,053
    Services provided by the Bank of New
      York and Administrator............       473,177
  Accrued expenses and other
    liabilities.........................        23,313
                                          ------------
      TOTAL LIABILITIES.................    14,676,102
                                          ------------
NET ASSETS:.............................  $334,000,354
                                          ------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $    181,091
  Capital surplus.......................   180,910,186
  Distributions in excess of net
    investment income...................       (48,383)
  Accumulated net realized gain on
    investments.........................     9,509,991
  Net unrealized appreciation on
    investments.........................   143,447,469
                                          ------------
NET ASSETS..............................  $334,000,354
                                          ------------
INSTITUTIONAL SHARES:
  Net assets............................  $333,952,920
                                          ------------
  Shares Outstanding....................    28,301,274
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      11.80
                                          ------------
INVESTOR SHARES:
  Net assets............................  $     47,434
                                          ------------
  Shares Outstanding....................         4,020
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      11.80
                                          ------------
Institutional Shares authorized at $.001
  par value.............................   200,000,000
Investor Shares authorized at $.001 par
  value.................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                           JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $17,567)...................  $  1,272,811
  Interest..............................       173,129
                                          ------------
    TOTAL INCOME........................     1,445,940
                                          ------------
EXPENSES:
  Advisory..............................       466,718
  Administration........................       155,573
  12b-1 fee--Investor Shares............            43
  Accounting services...................        14,956
  Custodian.............................        14,859
  Cash management.......................         7,429
  Transfer agent........................         2,805
  Audit.................................         4,065
  Directors.............................         1,746
  Reports to shareholders...............         7,729
  Registration and filings..............         4,736
  Legal.................................         2,345
  Other.................................         2,369
                                          ------------
    TOTAL EXPENSES......................       685,373
  Fees waived by the Bank of New York...       (47,482)
                                          ------------
    NET EXPENSES........................       637,891
                                          ------------
    NET INVESTMENT INCOME...............       808,049
                                          ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments......     9,509,991
                                          ------------
  Increase in unrealized appreciation on
    investments during the period.......   143,447,469
                                          ------------
  Net realized and unrealized gain on
    investments.........................   152,957,460
                                          ------------
  Net increase in net assets resulting
    from operations.....................  $153,765,509
                                          ------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON LARGE CAP GROWTH FUND

       STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

OPERATIONS:

  Net investment income.................................................................  $    808,049
  Net realized gain on investments......................................................     9,509,991
  Increase in unrealized appreciation on investments during the period..................   143,447,469
                                                                                          ------------
    Net increase in net assets resulting from operations................................   153,765,509
                                                                                          ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares............................      (856,165)
                                        Investor Shares.................................          (267)
                                                                                          ------------
                                                                                              (856,432)
                                                                                          ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares................................   191,400,164
                                    Investor Shares.....................................        31,698
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares........        18,010
                                                            Investor Shares.............             6
  Cost of capital stock repurchased: Institutional Shares...............................   (10,358,601)
                                     Investor Shares....................................           -0-
                                                                                          ------------
    Net increase in net assets resulting from capital stock transactions................   181,091,277
                                                                                          ------------
      INCREASE IN NET ASSETS............................................................   334,000,354
NET ASSETS:
  Beginning of period...................................................................           -0-
                                                                                          ------------
  End of period.........................................................................  $334,000,354
                                                                                          ------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.....................................................    29,231,431
               Investor Shares..........................................................         4,019
  Shares issued on reinvestment of dividends: Institutional Shares......................         1,603
                                              Investor Shares...........................             1
  Shares repurchased: Institutional Shares..............................................      (931,760)
                      Investor Shares...................................................           -0-
                                                                                          ------------
    Net increase........................................................................    28,305,294
  Shares outstanding, beginning of period...............................................           -0-
                                                                                          ------------
  Shares outstanding, end of period.....................................................    28,305,294
                                                                                          ------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON LARGE CAP GROWTH FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                          INSTITUTIONAL           INVESTOR
                                                              SHARES               SHARES
                                                         ----------------      --------------
                                                          FOR THE PERIOD       FOR THE PERIOD
                                                          APRIL 1, 1997*        MAY 1, 1997*
                                                         THROUGH JUNE 30,       THROUGH JUNE
                                                               1997               30, 1997
                                                         ----------------      --------------
PER SHARE DATA:
Net asset value at beginning of period.................      $  10.00             $ 10.70
                                                             --------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................................          0.03                0.02
Net realized and unrealized gain on investments........          1.80                1.10
                                                             --------             -------
  Total from investment operations.....................          1.83                1.12
                                                             --------             -------
DIVIDENDS
Dividends from net investment income...................         (0.03)              (0.02)
                                                             --------             -------
Net asset value at end of period.......................      $  11.80             $ 11.80
                                                             --------             -------
TOTAL RETURN:..........................................         18.32%**            10.47%**
RATIOS/SUPPLEMENTAL DATA:..............................
Net assets at end of period (000's omitted)............      $333,953             $    47
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York....          0.81%***            1.07%***
  Expenses, prior to waiver from The Bank of New
    York...............................................          0.88%***            1.07%***
  Net investment income, net of waiver from The Bank of
    New York...........................................          1.03%***            0.72%***
Portfolio turnover rate................................            11%                 11%
Average commission rate paid per share traded..........      $ 0.0580             $0.0580

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON SMALL CAP GROWTH FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                     MARKET
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS--96.6%
             ADVERTISING--4.1%
  *205,836   Ha-Lo Industries Inc. .......  $   4,862,875
                                            -------------
             BIOSCIENCES--0.5%
   *55,895   Aurora Biosciences Corp. ....        579,911
                                            -------------
             COMPUTER SERVICES--4.9%
   *37,240   Network Appliance, Inc. .....      1,415,120
   *85,810   Veritas Software Corp. ......      4,311,953
                                            -------------
                                                5,727,073
                                            -------------
             COMPUTERS--SOFTWARE & PERIPHERALS-- 13.3%
   *78,245   ENCAD, Inc. .................      3,247,168
   *23,275   Jetfax, Inc. ................        180,381
   *37,515   QuickResponse Services,
             Inc. ........................      1,359,919
  *108,685   Saville Systems Ireland
             (ADR)........................      5,651,620
  *109,646   Sterling Commerce, Inc. .....      3,604,612
   *50,230   USCS International, Inc. ....      1,645,033
                                            -------------
                                               15,688,733
                                            -------------
             EDUCATION--6.9%
  *162,243   DeVry, Inc. .................      4,380,561
   *48,100   Education Management
             Corp. .......................      1,250,600
  *102,210   ITT Educational Services,
             Inc. ........................      2,536,086
                                            -------------
                                                8,167,247
                                            -------------

 NUMBER OF                                     MARKET
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (CONTINUED)
             ELECTRICAL EQUIPMENT--1.1%
    *9,448   Altera Corp. ................  $     477,124
   *40,000   Illinois Superconductor
             Corp. .......................        440,000
    *4,605   Jabil Circuit, Inc. .........        386,244
                                            -------------
                                                1,303,368
                                            -------------
             ELECTRONICS--0.1%
   *16,800   Industrial Acoustics Co.,
             Inc. ........................        143,850
                                            -------------
             ENTERTAINMENT--2.9%
    *6,975   Penske Motorsports, Inc. ....        229,303
   *95,472   Regal Cinemas, Inc. .........      3,150,576
                                            -------------
                                                3,379,879
                                            -------------
             FINANCIAL SERVICES--5.7%
   107,540   Bank United Corp.--Class A...      4,086,520
    34,080   Magna Group, Inc. ...........      1,184,280
    42,500   Sirrom Capital Corp. ........      1,466,250
                                            -------------
                                                6,737,050
                                            -------------
             FUNERAL SERVICES--CEMETERY--4.4%
  *212,582   Equity Corp. International...      5,141,827
                                            -------------
             HEALTHCARE PRODUCTS & SERVICES--1.4%
   *41,255   FPA Medical Management,
             Inc. ........................        977,228
   *27,070   Hologic, Inc. ...............        720,739
                                            -------------
                                                1,697,967
                                            -------------
             INSURANCE--2.4%
    56,167   Allied Group, Inc. ..........      2,134,346
   *16,935   Penncorp Financial Group,
             Inc. ........................        651,997
                                            -------------
                                                2,786,343
                                            -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF                                     MARKET
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (CONTINUED)
             INVESTMENT MANAGEMENT--1.0%
    29,495   Oppenheimer Capital, L.P. ...  $   1,161,366
                                            -------------
             MANUFACTURING--10.4%
  *224,046   Miller Industries, Inc. .....      3,584,736
   *46,545   Scotts Co. (The)--Class A....      1,349,805
   *77,880   Sola International, Inc. ....      2,608,980
   *14,260   Waters Corp. ................        511,577
   138,347   Wolverine World Wide,
             Inc. ........................      4,202,290
                                            -------------
                                               12,257,388
                                            -------------
             MEDICAL PRODUCTS & SUPPLIES--1.4%
   *50,000   Ballard Medical Products.....      1,003,125
   *20,000   DePuy, Inc. .................        460,000
  *143,000   On-Gard Systems, Inc.........        169,812
                                            -------------
                                                1,632,937
                                            -------------
             METALS--0.8%
   *34,310   Wyman-Gordon Co. ............        926,370
                                            -------------
             OIL & GAS--13.5%
   *59,190   B.J. Services Co. ...........      3,174,064
   *29,360   Falcon Drilling Co., Inc. ...      1,691,870
  *110,820   Global Industries Ltd. ......      2,588,686
   *20,000   Maverick Tube Corp. .........        750,000
   *83,525   National-Oilwell, Inc. ......      4,802,688
   *38,505   Petroleum Geo-Services
             (ADR)........................      1,881,932
   *55,000   Tuboscope Vetco International
             Corp. .......................      1,093,125
                                            -------------
                                               15,982,365
                                            -------------
             PARKING FACILITIES--1.7%
   *57,190   Central Parking Corp. .......      1,990,927
                                            -------------
 NUMBER OF                                     MARKET
  SHARES                                        VALUE
-----------                                 -------------
             COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS--2.8%
   *40,955   Agouron Pharmaceuticals,
             Inc. ........................  $   3,312,236
                                            -------------
             PRISON MANAGEMENT--4.6%
  *137,575   Corrections Corp. of
             America......................      5,468,606
                                            -------------
             REAL ESTATE INVESTMENT TRUSTS--3.0%
    19,225   Duke Realty Investments,
             Inc. ........................        778,612
    40,030   First Union Real Estate
             Investments..................        567,926
    25,750   Irvine Apartment Communities,
             Inc. ........................        756,406
    28,030   Liberty Property Trust.......        697,246
    25,720   Regency Realty Corp. ........        700,870
                                            -------------
                                                3,501,060
                                            -------------
             RECORDS STORAGE--3.5%
  *136,600   Iron Mountain, Inc. .........      4,098,000
                                            -------------
             RESORTS & ENTERTAINMENT--1.0%
   *48,830   Vail Resorts Inc. ...........      1,236,009
                                            -------------
             TELECOMMUNICATIONS--4.4%
  *156,640   Aspect Telecommunications
             Corp. .......................      3,485,240
   *34,740   P-COM, Inc. .................      1,146,420
   *20,000   Premiere Technologies,
             Inc. ........................        520,000
                                            -------------
                                                5,151,660
                                            -------------
             TEXTILE--0.8%
   *20,000   Jones Apparel Group, Inc. ...        955,000
                                            -------------
             TOTAL COMMON STOCKS
             (Cost $87,143,537)...........    113,890,047
                                            -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON SMALL CAP GROWTH FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   MARKET
                                                    VALUE
                                            -------------
 PRINCIPAL
    AMOUNT
-----------
             REPURCHASE AGREEMENTS--3.3%
 $2,000,000  Repurchase Agreement with
             Deutsche Bank, 5.98%, due
             7/01/97, repurchase price
             $2,000,332 (Collateral--
             Government National Mortgage
             Association Bonds,
             7.50%-8.00%, 2/15/09-7/15/22;
             aggregate market value plus
             accrued interest
             $2,060,000)..................  $   2,000,000
 1,940,000   Repurchase Agreement with
             Smith Barney Inc., 6.02%, due
             7/01/97, repurchase price
             $1,940,324 (Collateral--
             Federal National Mortgage
             Association Bond, 6.50%,
             7/25/18; aggregate market
             value plus accrued interest
             $1,998,201)..................      1,940,000
                                            -------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost $3,940,000)............      3,940,000
                                            -------------
             TOTAL INVESTMENTS BEFORE
             OUTSTANDING
             WRITTEN CALL OPTIONS
             (Cost $91,083,537) (a)--
             99.9%........................    117,830,047
                                            -------------

                                       STRIKE        MARKET
 CONTRACTS                              PRICE         VALUE
-----------                          -----------  -------------
             OUTSTANDING WRITTEN CALL
             OPTIONS--0.0%
      *270   DeVry Inc.,
             expiration July, 1997
             (Premium received
             $19,439)..............          30   $     (16,875)
                                                  -------------
             TOTAL INVESTMENTS NET
             OF OUTSTANDING
             WRITTEN CALL OPTIONS
             (Cost $91,064,098)--
             99.9%.................                 117,813,172
             Other assets less
             liabilities--0.1%.....                     146,083
                                                  -------------
             NET ASSETS--100.0%....               $ 117,959,255
                                                  -------------

ADR AMERICAN DEPOSITORY RECEIPT.
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION WAS $26,746,510 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $27,249,265 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $502,755.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON SMALL CAP GROWTH FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $91,083,537).......  $117,830,047
  Cash..................................        62,793
  Receivables:
    Investments sold....................     4,227,846
    Interest............................         2,478
    Dividends...........................        21,349
    Capital stock sold..................    10,947,529
  Deferred organization costs and other
    assets..............................        25,017
                                          ------------
    TOTAL ASSETS........................   133,117,059
                                          ------------
LIABILITIES:
  Payables:
    Investments purchased...............    14,961,897
    Services provided by the Bank of New
      York and Administrator............       171,157
  Outstanding call options written
    (premiums received $19,439).........        16,875
  Accrued expenses and other
    liabilities.........................         7,875
                                          ------------
      TOTAL LIABILITIES.................    15,157,804
                                          ------------
NET ASSETS:.............................  $117,959,255
                                          ------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $     89,280
  Capital surplus.......................    89,190,585
  Undistributed net investment loss.....        (6,225)
  Accumulated net realized gain on
    investments.........................     1,936,541
  Net unrealized appreciation on
    investments.........................    26,749,074
                                          ------------
NET ASSETS..............................  $117,959,255
                                          ------------
INSTITUTIONAL SHARES:
  Net assets............................  $117,837,422
                                          ------------
  Shares Outstanding....................     9,635,047
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      12.23
                                          ------------
INVESTOR SHARES:
  Net assets............................  $    121,833
                                          ------------
  Shares Outstanding....................         9,965
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      12.23
                                          ------------
Institutional Shares authorized at $.001
  par value.............................   200,000,000
Investor Shares authorized at $.001 par
  value.................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                           JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividends..............................  $   130,541
  Interest...............................       83,311
                                           -----------
    TOTAL INCOME.........................      213,852
                                           -----------
EXPENSES:
  Advisory...............................      170,137
  Administration.........................       45,370
  12b-1 fee--Investor Shares.............           28
  Accounting services....................       14,956
  Custodian..............................        3,117
  Cash management........................        1,546
  Transfer agent.........................        2,805
  Audit..................................        1,473
  Directors..............................        1,746
  Reports to shareholders................        1,072
  Registration and filings...............        1,371
  Legal..................................          850
  Other..................................          623
                                           -----------
    TOTAL EXPENSES.......................      245,094
  Fees waived by the Bank of New York....      (25,017)
                                           -----------
    NET EXPENSES.........................      220,077
                                           -----------
    NET INVESTMENT LOSS..................       (6,225)
                                           -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on:
    Investments..........................    1,719,608
    Written call options.................      216,933
                                           -----------
  Net realized gain on investments.......    1,936,541
                                           -----------
  Increase in unrealized appreciation on:
    Investments..........................   26,746,510
    Written call options.................        2,564
                                           -----------
  Net unrealized gain on investments
    during the period....................   26,749,074
                                           -----------
  Net realized and unrealized gain on
    investments..........................   28,685,615
                                           -----------
  Net increase in net assets resulting
    from operations......................  $28,679,390
                                           -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON SMALL CAP GROWTH FUND

       STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment loss...................................................................  $    (6,225)
  Net realized gain on investments......................................................    1,936,541
  Net unrealized gain on investments during the period..................................   26,749,074
                                                                                          -----------
    Net increase in net assets resulting from operations................................   28,679,390
                                                                                          -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares................................   92,480,660
                                    Investor Shares.....................................      110,895
  Cost of capital stock repurchased: Institutional Shares...............................   (3,311,690)
                                     Investor Shares....................................          -0-
                                                                                          -----------
    Net increase in net assets resulting from capital stock transactions................   89,279,865
                                                                                          -----------
      INCREASE IN NET ASSETS............................................................  117,959,255
NET ASSETS:
  Beginning of period...................................................................          -0-
                                                                                          -----------
  End of period.........................................................................  $117,959,255
                                                                                          -----------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.....................................................    9,941,179
               Investor Shares..........................................................        9,965
  Shares repurchased: Institutional Shares..............................................     (306,132)
                      Investor Shares...................................................          -0-
                                                                                          -----------
    Net increase........................................................................    9,645,012
  Shares outstanding, beginning of period...............................................          -0-
                                                                                          -----------
  Shares outstanding, end of period.....................................................    9,645,012
                                                                                          -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON SMALL CAP GROWTH FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                     INSTITUTIONAL        INVESTOR
                                                         SHARES            SHARES
                                                    ----------------   --------------
                                                     FOR THE PERIOD    FOR THE PERIOD
                                                     APRIL 1, 1997*     MAY 1, 1997*
                                                        THROUGH           THROUGH
                                                     JUNE 30, 1997     JUNE 30, 1997
                                                    ----------------   --------------
PER SHARE DATA:
Net asset value at beginning of period............      $  10.00          $ 10.03
                                                        --------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss...............................            --            (0.01)
Net realized and unrealized gain on investments...          2.23             2.21
                                                        --------          -------
  Total from investment operations................          2.23             2.20
                                                        --------          -------
Net asset value at end of period..................      $  12.23          $ 12.23
                                                        --------          -------
TOTAL RETURN:.....................................         22.30%**         21.93%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).......      $117,837          $   122
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New
    York..........................................          0.96%***         1.19%***
  Expenses, prior to waiver from The Bank of New
    York..........................................          1.06%***         1.28%***
  Net investment income, net of waiver from The
    Bank of New York..............................         (0.03)%***       (0.58)%***
Portfolio turnover rate...........................            28%              28%
Average commission rate paid per share traded.....      $ 0.0468          $0.0468

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS--94.0%
             ARGENTINA--0.7%
    *9,740   Disco SA (ADR).................  $    385,948
                                              ------------
             AUSTRALIA--3.7%
    23,500   Amcor Ltd. ....................       154,923
    39,660   Australia And New Zealand
             Banking Group Ltd. ............       294,139
    24,000   National Australian Bank
             Ltd. ..........................       341,071
    22,700   News Corp., Ltd. ..............       107,986
    44,200   Pioneer International Ltd. ....       169,535
    67,600   Santos Ltd. ...................       282,077
   *30,500   Southern Pacific Petroleum NL..        91,396
    34,750   Westpac Banking Corp., Ltd. ...       207,481
    32,050   WMC Ltd. ......................       200,484
    23,500   Woodside Petroleum Ltd. .......       200,696
                                              ------------
                                                 2,049,788
                                              ------------
             FRANCE--7.0%
     1,950   Alcatel Alsthom................       244,458
     8,140   Banque Nationale De Paris......       335,808
     4,050   Cap Gemini SA..................       213,850
       240   Carrefour Supermarche SA.......       174,473
     2,000   Cetelem........................       251,749
     2,500   Compagnie de Saint-Gobain......       364,933
     2,000   Elf Aquitaine SA...............       215,979
       650   Essilor International..........       175,483
       800   Groupe Danone..................       132,313
     1,560   L'Air Liquide..................       247,913
       720   L'OREAL........................       303,652
       800   Legrand SA.....................       141,034
       665   LVMH (Moet Hennessy Louis
             Vuitton).......................       178,966
     2,300   Michelin (CGDE), B Shares......       138,252
    *3,940   SGS-Thomson Microelectronics
             NV.............................       311,392
     1,515   Societe BIC SA.................       247,987
     2,130   Total SA, B Shares.............       215,506
                                              ------------
                                                 3,893,748
                                              ------------

 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS (CONTINUED)
             GERMANY--8.1%
     2,120   Allianz AG.....................  $    453,191
     9,920   BASF AG........................       366,335
     9,600   Bayer AG.......................       370,219
     4,520   Daimler-Benz AG................       368,078
     9,050   Deutsche Bank AG...............       531,823
    11,200   Deutsche Telekom AG............       275,415
       322   Linde AG.......................       250,388
       640   Mannesmann AG..................       286,112
        95   Muenchener Rueckversicherungs-
             Gesellschaft AG................       269,320
       840   Systeme, Anwendungen, Produkte
             in der Datenverarbeitung.......       173,299
     2,850   Schering AG....................       305,521
     5,100   Siemens AG.....................       305,701
     9,150   VEBA AG........................       517,221
                                              ------------
                                                 4,472,623
                                              ------------
             GREECE--0.9%
    11,300   Hellenic Telecommunication
             Organization SA................       265,548
     2,110   National Bank Of Greece SA.....       258,301
                                              ------------
                                                   523,849
                                              ------------
             HONG KONG--5.4%
   *16,000   Beijing Enterprises Holdings
             Ltd. ..........................       100,784
    50,000   Cathay Pacific Airways.........       103,585
    17,000   Cheung Kong Holdings Ltd. .....       167,865
   *54,000   China Everbright-IHD Holdings
             Ltd. ..........................       161,360
    28,000   China Light And Power Co. .....       158,662
    27,000   Citic Pacific Ltd. ............       168,679
    23,500   Hang Seng Bank Ltd. ...........       335,182
    35,500   Hong Kong Electric Holdings
             Ltd. ..........................       142,966
   155,600   Hong Kong Telecommunications
             Ltd. ..........................       371,563

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS (CONTINUED)
     4,800   HSBC Holdings PLC..............  $    144,360
    41,000   Hutchison Whampoa Ltd. ........       354,576
    16,000   New World Development Co.,
             Ltd. ..........................        95,414
    84,000   South China Morning Post
             Holdings Ltd. .................        82,403
    17,000   Sun Hung Kai Properties
             Ltd. ..........................       204,620
    26,000   Swire Pacific Ltd., Class A....       234,082
    23,000   Wharf Holdings Ltd. ...........        99,751
    21,000   Wheelock & Co., Ltd. ..........        51,637
                                              ------------
                                                 2,977,489
                                              ------------
             HUNGARY--0.5%
     7,800   MOL Magyar Olaj-es Gazipari
             Rt. ...........................       172,958
     5,200   MOL Magyar Olaj-es Gazipari
             Rt., A Shares (GDR)............       115,700
                                              ------------
                                                   288,658
                                              ------------
             INDIA--0.4%
     7,400   Larsen & Toubro Ltd. (GDR).....       126,725
    *4,000   Videsh Sanchar Nigam Ltd.
             (GDR)..........................        83,300
                                              ------------
                                                   210,025
                                              ------------
             IRELAND--1.8%
    40,000   Allied Irish Banks PLC.........       305,898
    36,800   CRH PLC........................       385,239
    65,500   Irish Life PLC.................       333,576
                                              ------------
                                                 1,024,713
                                              ------------
             ITALY--2.0%
   150,000   Banca Commerciale Italiana.....       310,314
    75,000   ENI SPA........................       424,258
    85,800   Stet Societa' Finanziaria
             Telefonica SPA--RNC............       297,514
    53,000   Telecom Italia Mobile SPA--
             RNC............................        94,693
                                              ------------
                                                 1,126,779
                                              ------------
 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS (CONTINUED)
             JAPAN--25.5%
     9,600   Advantest Corp. ...............  $    738,268
    20,000   Canon, Inc. ...................       545,311
    47,000   Dai-Ichi Kangyo Bank Ltd. .....       640,741
    50,000   Fujitsi Ltd. ..................       694,748
    12,000   JUSCO Co. .....................       405,838
     8,400   Kyocera Corp. .................       668,006
    37,000   Laox...........................       520,580
    17,000   Marui Co., Ltd. ...............       316,438
    84,000   Minebea Co., Ltd. .............       895,569
    45,000   Mitsubishi Estate Co., Ltd. ...       652,801
    47,000   NEC Corp. .....................       657,170
        15   NTT Data Corp. ................       580,704
    70,000   Okumura........................       371,319
    53,000   Ricoh Corp., Ltd. .............       694,748
     7,000   Rohm Co. ......................       721,838
    26,000   Sharp Corp. ...................       358,997
    42,000   Shin-Etsu Chemical Co.,
             Ltd. ..........................     1,115,791
     8,700   Sony Corp. ....................       759,530
    44,000   Sumitomo Electric Industries...       738,268
    24,000   Takeda Chemical Industries.....       675,347
    34,000   Toho Titanium..................       519,968
    13,000   Tokyo Electron Ltd. ...........       622,564
    98,000   Yamaichi Securities Co.,
             Ltd. ..........................       292,039
                                              ------------
                                                14,186,583
                                              ------------
             MALAYSIA--1.7%
    16,600   Malayan Banking Berhad.........       174,287
     7,000   Rothmans Of Pall Mall Berhad...        68,780
    66,000   Sime Darby Berhad..............       219,651
    29,500   Telekom Malaysia Berhad........       137,916
    48,000   Tenaga Nasional Berhad.........       233,914
    13,000   United Engineers (Malaysia)
             Ltd. ..........................        93,740
                                              ------------
                                                   928,288
                                              ------------
             MEXICO--1.3%
    41,360   Cemex SA.......................       358,769
   *16,000   Corporacion Geo SA, B Shares+
             (ADR)..........................       365,277
                                              ------------
                                                   724,046
                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS (CONTINUED)
             NETHERLANDS--5.5%
    22,000   ABN AMRO Holding NV............  $    410,958
     4,990   Ahold NV.......................       421,750
    16,740   Dordtsche Petroleum-Industrie
             MIJ NV.........................       897,096
     3,500   Gucci Group NV.................       228,651
     9,200   Internationale Nederlanden
             Groep NV.......................       424,943
     1,930   Unilever NV-CVA................       407,016
     2,420   Wolters Kluwer NV-CVA..........       295,194
                                              ------------
                                                 3,085,608
                                              ------------
             NEW ZEALAND--0.5%
    40,000   Carter Holt Harvey Ltd. .......       103,286
    31,600   Telecom Corporation Of New
             Zealand Ltd. ..................       160,622
                                              ------------
                                                   263,908
                                              ------------
             PHILIPPINES--0.4%
    40,000   La Tondena Distillers Inc. ....        96,300
 1,750,000   Pryce Properties Corp. ........       119,427
                                              ------------
                                                   215,727
                                              ------------
             POLAND--0.4%
    25,000   Elektrim Spolka Akcyjna SA.....       217,573
                                              ------------
             PORTUGAL--1.1%
    12,500   Cimentos De Portugal, SA.......       291,683
     6,673   Electricidade De Portugal,
             SA.............................       122,611
     4,490   Portugal Telecom SA............       181,347
                                              ------------
                                                   595,641
                                              ------------
 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS (CONTINUED)
             SINGAPORE--1.3%
    12,000   City Developments Ltd. ........  $    117,495
    24,000   DBS Land Ltd. .................        75,868
    39,000   NatSteel Ltd. .................        99,283
    16,000   Oversea-Chinese Banking Corp.,
             Ltd. ..........................       165,612
    11,000   Singapore International
             Airlines Ltd. .................        98,472
     5,000   Singapore Press Holdings
             Ltd. ..........................       100,710
     5,000   United Overseas Bank Ltd. .....        51,404
     6,000   Wing Tai Holdings Ltd. ........        17,289
                                              ------------
                                                   726,133
                                              ------------
             SPAIN--3.5%
    16,000   Banco Santander SA.............       493,914
     4,520   Empresa Nacional de
             Electricidad, SA...............       380,175
     3,300   Grupo Acciona SA...............       372,476
     2,900   Corporacion Mapfre.............       154,593
     3,600   Repsol Petroleo SA.............       152,499
    13,100   Telefonica de Espana...........       379,452
                                              ------------
                                                 1,933,109
                                              ------------
             SWEDEN--2.8%
     6,167   Astra AB, A Shares.............       114,848
    13,833   Astra AB, B Shares.............       245,983
     4,000   Electrolux AB, Series B........       288,656
     3,220   Sandvik AB.....................        91,407
    11,580   Sandvik AB, B Shares...........       328,723
    12,800   Telefonaktiebolaget LM
             Ericsson, Class B..............       504,062
                                              ------------
                                                 1,573,679
                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             COMMON STOCKS (CONTINUED)
             SWITZERLAND--6.0%
       184   ABB AG.........................  $    278,931
       800   Adecco SA......................       307,302
       280   Alusuisse-Lonza Holding AG.....       290,400
     2,530   Credit Suisse Group............       325,394
       420   Nestle SA......................       554,872
       530   Novartis, Registered Shares....       848,524
        80   Roche Holding AG...............       724,629
                                              ------------
                                                 3,330,052
                                              ------------
             UNITED KINGDOM--13.5%
    24,000   Abbey National PLC.............       327,534
    17,200   British Aerospace PLC..........       382,586
    32,800   British Airport Author PLC.....       302,150
    33,100   British Airways PLC............       377,080
    53,300   British Petroleum Co. .........       662,199
    71,000   British Telecommunications
             PLC............................       527,017
    18,100   Dixons Group PLC...............       140,980
    19,270   General Accident PLC...........       280,622
    33,000   Glaxo Wellcome PLC.............       681,032
    23,600   HSBC Holdings PLC..............       726,044
    13,700   Imperial Chemical Industries
             PLC............................       190,502
    75,000   Ladbroke Group PLC.............       293,333
    55,200   Lloyds TSB Group PLC...........       565,915
    45,200   Marks & Spencer PLC............       374,627
   *39,305   Norwich Union PLC..............       209,002
    34,000   Reed International PLC.........       329,332
    18,900   Rolls-Royce PLC................        72,190
    17,900   Siebe PLC......................       302,974
    47,600   Vodafone Group PLC.............       231,721
    50,000   WPP Group PLC..................       205,125
    10,000   Zeneca Group PLC...............       330,530
                                              ------------
                                                 7,512,495
                                              ------------
             TOTAL COMMON STOCKS
             (Cost $49,432,068).............    52,246,462
                                              ------------
 NUMBER OF
  SHARES                                       US$ VALUE
-----------                                   ------------
             PREFERRED STOCKS--0.7%
             GERMANY--0.7%
       690   Volkswagen AG
             (Cost $355,507)................  $    386,076
                                              ------------
             TOTAL INVESTMENTS
             (Cost $49,787,575)
             (a)--94.7%.....................    52,632,538
             Other assets less
             liabilities--5.3%..............     2,936,794
                                              ------------
             NET ASSETS--100.0%.............  $ 55,569,332
                                              ------------

ADR  AMERICAN DEPOSITORY RECEIPT.
GDR GLOBAL DEPOSITORY RECEIPT.
+    RESTRICTED SECURITY.
*    NON-INCOME PRODUCING SECURITY.
(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION WAS $2,844,963 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $3,333,458 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $488,495.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       INDUSTRY DIVERSIFICATION

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                           % OF TOTAL
                                                               US$ VALUE   NET ASSETS
                                                              -----------  ----------
Advertising And Marketing Services..........................  $  205,125       0.4%
Aerospace...................................................     454,776       0.8
Airport Facilities..........................................     302,150       0.5
Automobiles And Trucks......................................     754,153       1.4
Banking.....................................................   7,371,127      13.3
Beverages--Distillers.......................................      96,300       0.2
Building Materials..........................................   1,942,635       3.5
Business Equipment And Services.............................   1,240,059       2.2
Chemicals...................................................   2,290,760       4.2
Communications Equipment And Services.......................     748,521       1.3
Computer Services...........................................     213,850       0.4
Computers--Software And Peripherals.........................   2,105,921       3.8
Construction................................................     736,595       1.3
Consumer Products...........................................   2,797,991       5.0
Containers And Packaging....................................     154,923       0.3
Cosmetics And Toiletries....................................     303,652       0.5
Electrical And Electronic Equipment.........................   6,301,116      11.3
Financial Services..........................................     543,787       1.0
Forest And Paper Products...................................     103,286       0.2
Holdings Companies--Diversified.............................   1,350,160       2.4
Human Resources.............................................     307,302       0.6
Insurance...................................................   1,700,304       3.1
Leisure And Recreation Products.............................     293,333       0.5
Machinery And Equipment.....................................   1,083,355       1.9
Media.......................................................     107,985       0.2
Metals......................................................     810,369       1.5
Mining......................................................     200,484       0.4
Oil And Gas.................................................   3,665,508       6.6
Pharmaceuticals.............................................   3,926,413       7.1
Publishing..................................................     807,639       1.5
Real Estate Development.....................................   1,584,879       2.8
Retail......................................................   2,740,633       4.9
Scientific And Medical Instruments..........................     175,483       0.3
Steel.......................................................      99,283       0.2
Telecommunications..........................................   3,006,107       5.4
Tire And Rubber.............................................     138,252       0.2
Tobacco.....................................................      68,780       0.1
Transportation--Air.........................................     579,136       1.0
Utilities--Electric.........................................   1,320,406       2.4
                                                              -----------    -----
Total Investments...........................................  52,632,538      94.7
Other assets less liabilities...............................   2,936,794       5.3
                                                              -----------    -----
Net Assets..................................................  $55,569,332    100.0%
                                                              -----------    -----

        BNY HAMILTON INTERNATIONAL EQUITY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $49,787,575).......  $ 52,632,538
  Cash..................................     7,668,133
  Receivables
    Dividends...........................       113,987
    Capital stock sold..................       886,000
  Deferred organization costs and other
    assets..............................        13,574
                                          ------------
    TOTAL ASSETS........................    61,314,232
                                          ------------
LIABILITIES:
  Payables:
    Investments purchased...............     5,656,647
    Services provided by the Bank of New
      York and Administrator............        73,609
  Accrued expenses and other
    liabilities.........................        14,644
                                          ------------
    TOTAL LIABILITIES...................     5,744,900
                                          ------------
NET ASSETS:.............................  $ 55,569,332
                                          ------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $     52,401
  Capital surplus.......................    52,348,407
  Undistributed net investment income...        60,064
  Accumulated net realized gain on
    investments.........................       273,168
  Net unrealized appreciation on
    investments.........................     2,844,963
  Net unrealized depreciation on foreign
    currency transactions...............        (9,671)
                                          ------------
NET ASSETS..............................  $ 55,569,332
                                          ------------
INSTITUTIONAL SHARES:
  Net assets............................  $ 55,255,265
                                          ------------
  Shares Outstanding....................     4,878,131
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      11.33
                                          ------------
INVESTOR SHARES:
  Net assets............................  $    314,067
                                          ------------
  Shares Outstanding....................        27,764
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      11.31
                                          ------------
Institutional Shares authorized at $.001
  par value.............................   200,000,000
Investor Shares authorized at $.001 par
  value.................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                           JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $24,436)......................  $  110,058
  Interest.................................      29,306
                                             ----------
    TOTAL INCOME...........................     139,364
                                             ----------
EXPENSES:
  Advisory.................................      53,030
  Administration...........................      12,478
  12b-1 fee--Investor Shares...............          66
  Accounting services......................      19,484
  Custodian................................       1,707
  Cash management..........................         415
  Transfer agent...........................       2,743
  Audit....................................         200
  Directors................................       1,746
  Reports to shareholders..................         317
  Registration and filings.................         366
  Legal....................................         115
  Other....................................         207
                                             ----------
    TOTAL EXPENSES.........................      92,874
  Fees waived by the Bank of New York......     (13,574)
                                             ----------
    NET EXPENSES...........................      79,300
                                             ----------
    NET INVESTMENT INCOME..................      60,064
                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
    Investments............................     224,703
    Foreign currency transactions..........      48,465
                                             ----------
  Net realized gain on investments.........     273,168
                                             ----------
  Increase/Decrease in unrealized
    appreciation on:
    Investments............................   2,844,963
    Foreign currency denominated assets and
      liabilities..........................      (9,671)
                                             ----------
  Net unrealized gain on investments during
    the period.............................   2,835,292
                                             ----------
  Net realized and unrealized gain on
    investments............................   3,108,460
                                             ----------
  Net increase in net assets resulting from
    operations.............................  $3,168,524
                                             ----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income..................................................................  $   60,064
  Net realized gain on investments and foreign currency transactions.....................     273,168
  Net unrealized gain on investments and foreign currency denominated assets and
    liabilities during the period........................................................   2,835,292
                                                                                           ----------
    Net increase in net assets resulting from operations.................................   3,168,524
                                                                                           ----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares.................................  52,403,362
                              Investor Shares............................................     302,342
  Cost of capital stock repurchased: Institutional Shares................................    (304,896)
                              Investor Shares............................................         -0-
                                                                                           ----------
    Net increase in net assets resulting from capital stock transactions.................  52,400,808
                                                                                           ----------
      INCREASE IN NET ASSETS.............................................................  55,569,332
NET ASSETS:
  Beginning of period....................................................................         -0-
                                                                                           ----------
  End of period (includes undistributed net investment income of $60,064)................  $55,569,332
                                                                                           ----------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares......................................................   4,905,432
            Investor Shares..............................................................      27,764
  Shares repurchased: Institutional Shares...............................................     (27,301)
                  Investor Shares........................................................         -0-
                                                                                           ----------
    Net increase.........................................................................   4,905,895
  Shares outstanding, beginning of period................................................         -0-
                                                                                           ----------
  Shares outstanding, end of period......................................................   4,905,895
                                                                                           ----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERNATIONAL EQUITY FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                INSTITUTIONAL
                                                                                    SHARES       INVESTOR SHARES
                                                                               ----------------  ---------------
                                                                                FOR THE PERIOD   FOR THE PERIOD
                                                                                APRIL 1, 1997*    MAY 1, 1997*
                                                                                   THROUGH           THROUGH
                                                                                JUNE 30, 1997     JUNE 30, 1997
                                                                               ----------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period.......................................     $    10.00        $   10.19
                                                                                     -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................................................           0.01             0.01
Net realized and unrealized gain on investments and foreign currency
  transactions...............................................................           1.32             1.11
                                                                                     -------          -------
  Total from investment operations...........................................           1.33             1.12
                                                                                     -------          -------
Net asset value at end of period.............................................     $    11.33        $   11.31
                                                                                     -------          -------
TOTAL RETURN:................................................................          13.30%**         10.99%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..................................     $   55,255        $     314
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York..........................           1.22%***         1.46%***
  Expenses, prior to waiver from The Bank of New York........................           1.43%***         1.53%***
  Net investment income, net of waiver from The Bank of New York.............           0.93%***         0.43%***
Portfolio turnover rate......................................................              9%               9%
Average commission rate paid per share traded................................     $   0.0309        $  0.0309

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                        VALUE
----------                                   ------------
            UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS--61.2%
            UNITED STATES GOVERNMENT AGENCY
            SECURITIES--23.5%
            Federal Home Loan Bank,
$  500,000  5.24%, 7/20/98.................  $    496,317
 4,000,000  5.37%, 11/03/00................     3,875,956
   750,000  5.93%, 3/07/03.................       726,958
            Federal Home Loan Mortgage
            Corporation,
   500,000  5.76%, 7/13/98.................       499,844
 1,000,000  5.55%, 9/07/00.................       975,665
   250,000  7.60%, 5/12/05.................       251,069
            Federal National Mortgage
            Association,
   500,000  5.35%, 8/12/98.................       496,596
   700,000  6.20%, 7/10/03.................       681,412
   100,000  6.40%, 9/27/05.................        98,008
            Tennessee Valley Authority,
 1,500,000  6.25%, 8/01/99.................     1,499,934
 1,350,000  6.00%, 11/01/00................     1,331,524
 5,000,000  6.125%, 7/15/03................     4,866,605
                                             ------------
                                               15,799,888
                                             ------------
            UNITED STATES TREASURY NOTES--36.5%
 1,460,000  5.875%, 8/15/98................     1,459,544
 3,150,000  6.375%, 1/15/99................     3,168,705
 2,000,000  6.75%, 6/30/99.................     2,024,376
 1,500,000  6.875%, 8/31/99................     1,522,500
   700,000  6.875%, 3/31/00................       711,594
 3,750,000  6.75%, 4/30/00.................     3,799,219
   550,000  6.25%, 2/15/03.................       545,703
 4,650,000  5.75%, 8/15/03.................     4,490,156
   375,000  7.875%, 11/15/04...............       404,531
 2,100,000  7.50%, 2/15/05.................     2,222,063
 1,555,000  6.50%, 5/15/05.................     1,553,058
 2,850,000  5.875%, 11/15/05...............     2,727,094
                                             ------------
                                               24,628,543
                                             ------------

PRINCIPAL                                       MARKET
  AMOUNT                                        VALUE
----------                                   ------------
            UNITED STATES GOVERNMENT AGENCIES &
            OBLIGATIONS (CONTINUED)
            UNITED STATES TREASURY--STRIPPED
            PRINCIPAL--1.2%
$1,000,000  0.00%, 2/15/01.................  $    797,550
                                             ------------
            TOTAL UNITED STATES GOVERNMENT
            AGENCIES & OBLIGATIONS
            (Cost $41,988,580).............    41,225,981
                                             ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS--21.7%
            Collateralized Mortgage
            Securities Corporation,
   688,000  Series 1990-7C, 9.25%,
            10/20/20.......................       712,354
            Federal Home Loan Mortgage
            Corporation,
   511,222  Series 1317-E, 7.00%,
            6/15/04........................       513,094
   500,000  Series 1202-E, 7.00%,
            7/15/05........................       503,295
   415,453  Series 1292-F, 7.75%,
            7/15/05........................       420,862
   500,000  Series 1338-G, 6.75%,
            1/15/06........................       502,065
   800,000  Series 1216-6C, 7.00%,
            3/15/07........................       797,488
   221,000  Series 1679-H, 6.00%,
            11/15/08.......................       210,918
   302,000  Series 1455-L, 7.00%,
            7/15/20........................       296,622
 1,750,000  Series 1371-PI, 6.00%,
            4/15/21........................     1,585,144
 2,100,000  Series 1494-PJ, 6.85%,
            1/15/22........................     2,082,486
   219,000  Series 1588-TC, 6.50%,
            9/15/23........................       204,626
   500,000  Series 1621-M, 6.50%,
            11/15/23.......................       475,340
   574,000  Series 1669-L, 6.50%,
            2/15/24........................       542,441
            Federal National Mortgage
            Association,
   614,165  Series 1993-47A, 6.65%,
            3/25/05........................       614,377
    91,000  Series 1994-23N, 6.00%,
            7/25/05........................        84,332
   500,000  Series 1992-108G, 7.00%,
            8/25/05........................       502,555

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                        VALUE
----------                                   ------------
            COLLATERALIZED MORTGAGE OBLIGATIONS
            (CONTINUED)
$1,461,311  Series 1988-15A, 9.00%,
            6/25/18........................  $  1,526,301
   194,047  Series 1990-31H, 7.00%,
            6/25/19........................       194,932
 2,000,000  Series 1991-137G, 8.30%,
            6/25/20........................     2,032,365
   946,000  Series 1993-178PK, 6.50%,
            9/25/23........................       863,357
                                             ------------
            TOTAL COLLATERALIZED MORTGAGE
            OBLIGATIONS
            (Cost $14,573,509).............    14,664,954
                                             ------------
            MORTGAGE-BACKED SECURITIES-- 14.1%
            Federal Home Loan Mortgage
            Corporation,
   118,558  Pool #218711, 8.00%,
            10/01/02.......................       120,697
   365,460  Pool #251836, 8.50%, 5/01/04...       378,243
   466,972  Pool #182217, 8.00%,
            12/01/04.......................       478,613
   104,470  Pool #502185, 8.50%, 7/01/05...       107,351
    27,467  Pool #160062, 9.50%,
            10/01/08.......................        29,292
    33,128  Pool #160065, 9.50%,
            11/01/08.......................        35,329
    32,261  Pool #160066, 9.75%,
            11/01/08.......................        34,609
   515,613  Pool #185743, 8.50%,
            12/01/08.......................       534,644
   564,504  Pool #251974, 8.50%, 4/01/09...       589,094
   409,813  Pool #185964, 8.50%, 2/01/10...       426,910
   364,749  Pool #555045, 8.00%, 5/01/19...       374,506
            Federal National Mortgage
            Association,
   157,387  Pool #34510, 7.25%, 8/01/01....       158,266
   166,176  Pool #168430, 7.00%, 7/01/03...       167,217
 1,028,870  Pool #195152, 7.00%, 1/01/08...     1,034,118
   869,515  Pool #278437, 7.50%, 5/01/09...       884,705
PRINCIPAL                                       MARKET
  AMOUNT                                        VALUE
----------                                   ------------
            MORTGAGE-BACKED SECURITIES (CONTINUED)

$  293,099  Pool #6222, 9.00%, 4/01/16.....  $    312,708
   733,999  Pool #124118, 9.00%, 3/01/22...       781,342
            Goldman Sachs Trust,
    29,000  Series A5, 9.50%, 6/25/20......        29,728
            Government National Mortgage
            Association,
    47,937  Pool #6400, 8.00%, 6/15/05.....        48,971
    64,936  Pool #7774, 8.00%, 9/15/05.....        66,336
    65,283  Pool #7038, 8.00%, 10/15/05....        66,691
    68,669  Pool #11310, 8.00%, 11/15/05...        70,150
    28,233  Pool #9839, 8.00%, 7/15/06.....        28,842
    40,564  Pool #10459, 8.00%, 8/15/06....        41,439
   138,561  Pool #10419, 8.00%, 9/15/06....       141,548
    78,893  Pool #12590, 8.00%, 9/15/06....        80,594
   132,589  Pool #14295, 8.00%, 1/15/07....       135,448
   122,842  Pool #204365, 9.00%, 3/15/17...       131,854
   383,464  Pool #247223, 9.00%, 4/15/18...       411,894
    64,981  Pool #350532, 6.50%, 6/15/23...        62,649
   226,808  Pool #359470, 7.00%, 1/15/24...       223,868
   257,385  Pool #386348, 7.50%, 6/15/24...       259,172
   777,065  Pool #407323, 8.25%, 4/15/25...       800,377
   462,732  Pool #417331, 7.50%, 3/15/26...       463,890
                                             ------------
            TOTAL MORTGAGE-BACKED
            SECURITIES
            (Cost $9,475,618)..............     9,511,095
                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                        VALUE
----------                                   ------------
            REPURCHASE AGREEMENT--2.1%
$1,403,000  Repurchase agreement with
            Deutsche Bank, 5.98%, due
            7/01/97, repurchase price
            $1,403,233 (Collateral--
            Government National Mortgage
            Association Mortgage Backed
            Securities, 8.00%-8.50%,
            2/15/17-3/15/22; aggregate
            market value plus accrued
            interest $1,445,090)
            (Cost $1,403,000)..............  $  1,403,000
                                             ------------
            TOTAL INVESTMENTS
            (Cost $67,440,707)
            (a)--99.1%.....................    66,805,030
            Other assets less
            liabilities--0.9%..............       606,965
                                             ------------
            NET ASSETS--100.0%.............  $ 67,411,995
                                             ------------

(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED DEPRECIATION WAS $635,677 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $228,920 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $864,597.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE GOVERNMENT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $67,440,707)........  $66,805,030
  Cash...................................          681
  Receivables:
    Investments sold.....................    1,751,836
    Interest.............................      981,962
  Deferred organization costs and other
    assets...............................        9,093
                                           -----------
      TOTAL ASSETS.......................   69,548,602
                                           -----------
LIABILITIES:
  Payables:
    Investments purchased................    1,661,994
    Capital stock repurchased............       43,369
    Dividends............................      316,841
    Services provided by The Bank of New
      York and Administrator.............       93,144
  Accrued expenses and other
    liabilities..........................       21,259
                                           -----------
      TOTAL LIABILITIES..................    2,136,607
                                           -----------
NET ASSETS:..............................  $67,411,995
                                           -----------
SOURCES OF NET ASSETS:
  Capital stock @ par....................  $     6,977
  Capital surplus........................   71,075,740
  Accumulated net realized loss on
    investments..........................   (3,035,045)
  Net unrealized depreciation on
    investments..........................     (635,677)
                                           -----------
NET ASSETS...............................  $67,411,995
                                           -----------
INSTITUTIONAL SHARES:
  Net assets.............................  $57,632,370
                                           -----------
  Shares Outstanding.....................    5,964,553
                                           -----------
  Net asset value, offering price and
    repurchase price per share...........  $      9.66
                                           -----------
INVESTOR SHARES:
  Net assets.............................  $ 9,779,625
                                           -----------
  Shares Outstanding.....................    1,012,574
                                           -----------
  Net asset value, offering price and
    repurchase price per share...........  $      9.66
                                           -----------
Institutional Shares authorized at $.001
  par value..............................  200,000,000
Investor Shares authorized at $.001 par
  value..................................  200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Interest.................................  $2,147,843
                                             ----------
EXPENSES:
  Advisory.................................     160,631
  Administration...........................      64,253
  12b-1 fee--Investor Shares...............       5,774
  Accounting services......................      29,761
  Custodian................................      11,459
  Cash management..........................       2,097
  Transfer agent...........................      21,645
  Audit....................................       2,079
  Insurance................................       1,285
  Directors................................       6,324
  Reports to shareholders..................       5,977
  Registration and filings.................      10,694
  Legal....................................       1,441
  Other....................................      12,916
                                             ----------
    TOTAL EXPENSES.........................     336,336
  Fees waived by the Bank of New York......     (17,725)
                                             ----------
    NET EXPENSES...........................     318,611
                                             ----------
    NET INVESTMENT INCOME..................   1,829,232
                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investments.........    (389,889)
  Increase in unrealized appreciation on
    investments during the period..........     138,489
                                             ----------
  Net realized and unrealized loss on
    investments............................    (251,400)
                                             ----------
  Net increase in net assets resulting from
    operations.............................  $1,577,832
                                             ----------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                             JUNE 30, 1997      DECEMBER 31, 1996
                                                                           ------------------  -------------------
OPERATIONS:
  Net investment income..................................................    $    1,829,232       $   3,568,858
  Net realized loss on investments.......................................          (389,889)           (535,071)
  Net unrealized gain (loss) on investments during the period............           138,489            (978,520)
                                                                           ------------------  -------------------
    Net increase in net assets resulting from operations.................         1,577,832           2,055,267
                                                                           ------------------  -------------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.............          (808,444)                -0-
                                        Investor Shares..................        (1,020,788)         (3,568,858)
                                                                           ------------------  -------------------
                                                                                 (1,829,232)         (3,568,858)
                                                                           ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares.................        58,832,949                 -0-
                                    Investor Shares......................         5,261,828          22,217,396
  Proceeds from shares issued on reinvestment of
    dividends: Institutional Shares......................................           533,051                 -0-
               Investor Shares...........................................           491,588           2,429,127
  Cost of capital stock repurchased: Institutional Shares................        (2,504,945)                -0-
                                     Investor Shares.....................       (59,067,648)        (19,675,281)
                                                                           ------------------  -------------------
    Net increase in net assets resulting from capital stock
      transactions.......................................................         3,546,823           4,971,242
                                                                           ------------------  -------------------
      INCREASE IN NET ASSETS.............................................         3,295,423           3,457,651
NET ASSETS:
  Beginning of period....................................................        64,116,572          60,658,921
                                                                           ------------------  -------------------
  End of period..........................................................    $   67,411,995       $  64,116,572
                                                                           ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares......................................         6,169,169                 -0-
               Investor Shares...........................................           545,527           2,285,237
  Shares issued on reinvestment of dividends: Institutional Shares.......            55,620                 -0-
                                              Investor Shares............            50,904             250,971
  Shares repurchased: Institutional Shares...............................          (260,236)                -0-
                      Investor Shares....................................        (6,193,672)         (2,028,495)
                                                                           ------------------  -------------------
    Net increase.........................................................           367,312             507,713
  Shares outstanding, beginning of period................................         6,609,815           6,102,102
                                                                           ------------------  -------------------
  Shares outstanding, end of period......................................         6,977,127           6,609,815
                                                                           ------------------  -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE GOVERNMENT FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                          INSTITUTIONAL                              INVESTOR SHARES
                                             SHARES          ----------------------------------------------------------------
                                          -------------                                                            FOR THE
                                             FOR THE                                                                PERIOD
                                          PERIOD APRIL         SIX                                                AUGUST 10,
                                            1, 1997*          MONTHS                                                1992*
                                          THROUGH JUNE        ENDED              YEAR ENDED DECEMBER 31,           THROUGH
                                               30,           JUNE 30,      ------------------------------------  DECEMBER 31,
                                              1997             1997         1996     1995     1994       1993        1992
                                          -------------      --------      -------  -------  -------    -------  ------------
PER SHARE DATA:
Net asset value at beginning of
  period................................     $  9.53          $ 9.70       $  9.94  $  9.10  $ 10.12    $  9.87    $ 10.00
                                          -------------      --------      -------  -------  -------    -------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................        0.14            0.27          0.54     0.53     0.50       0.51       0.18
Net realized and unrealized gain (loss)
  on investments........................        0.13           (0.04)        (0.24)    0.84    (1.02)      0.27      (0.13)
                                          -------------      --------      -------  -------  -------    -------  ------------
  Total from investment operations......        0.27            0.23          0.30     1.37    (0.52)      0.78       0.05
                                          -------------      --------      -------  -------  -------    -------  ------------
DIVIDENDS AND DISTRIBUTION
Dividends from net investment income....       (0.14)          (0.27)        (0.54)   (0.53)   (0.50)     (0.51)     (0.18)
Distribution from capital gains.........          --              --            --       --       --      (0.02)        --
                                          -------------      --------      -------  -------  -------    -------  ------------
  Total dividends and distribution......       (0.14)          (0.27)        (0.54)   (0.53)   (0.50)     (0.53)     (0.18)
                                          -------------      --------      -------  -------  -------    -------  ------------
Net asset value at end of period........     $  9.66          $ 9.66       $  9.70  $  9.94  $  9.10    $ 10.12    $  9.87
                                          -------------      --------      -------  -------  -------    -------  ------------
TOTAL RETURN:+..........................        2.84%**         2.38%**       3.16%   15.40%   (5.17)%     8.03%      0.51%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted).......................     $57,632          $9,780       $64,117  $60,659  $59,328    $72,069    $25,575
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
    of New York.........................        0.90%***        1.06%***      1.02%    1.06%    1.07%      0.86%      0.75%***
  Expenses, prior to waiver from The
    Bank of New York....................        1.01%***        1.07%***      1.02%    1.06%    1.10%      1.15%      1.64%***
  Net investment income, net of waiver
    from The Bank of
    New York............................        5.83%***        5.58%***      5.54%    5.52%    5.30%      5.04%      4.62%***
Portfolio turnover rate.................          19%             19%           57%      48%      49%        67%        63%

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.
+ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               CORPORATE BONDS--43.3%
               AEROSPACE & DEFENSE--2.8%
$   9,750,000  Lockheed Martin Corp.,
               7.25%, 5/15/06..............  $   9,878,016
                                             -------------
               BANKING--5.0%
    7,000,000  BankAmerica Corp., 7.125%,
               3/01/09.....................      6,918,296
    2,250,000  Federal Farm Credit
               Bank, 6.53%, 12/23/99.......      2,246,242
    2,500,000  First Union Corp., 7.00%,
               3/15/06.....................      2,471,347
      890,000  First Union Corp., 7.50%,
               7/15/06.....................        908,726
    5,000,000  Nationsbank Corp., 7.50%,
               9/16/06.....................      5,125,120
                                             -------------
                                                17,669,731
                                             -------------
               CONGLOMERATES--1.0%
    3,700,000  Tenneco Inc., 6.70%,
               12/15/05....................      3,623,295
                                             -------------
               DEPARTMENT STORES--3.2%
    3,000,000  Penney (J.C.) & Co., 7.25%,
               4/01/02.....................      3,067,125
    3,000,000  Sears Roebuck Co., 6.95%,
               5/15/02.....................      3,014,367
    5,230,000  Sears Roebuck Co., 6.92%,
               6/17/04.....................      5,204,498
                                             -------------
                                                11,285,990
                                             -------------
               ENERGY--1.5%
    5,000,000  GTE Corp. 7.51%, 4/01/09....      5,158,440
                                             -------------
               ENTERTAINMENT--1.6%
    5,500,000  Time Warner Inc., 7.75%,
               6/15/05.....................      5,589,699
                                             -------------

  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               CORPORATE BONDS (CONTINUED)
               FINANCIAL SERVICES--21.8%
$   8,000,000  Aetna Services Inc., 6.375%,
               8/15/03.....................  $   7,794,647
    4,250,000  Aetna Services Inc., 6.97%,
               8/15/36.....................      4,299,325
    1,195,000  Associates Corp., 5.60%,
               1/15/01.....................      1,157,567
    7,750,000  Associates Corp., 6.70%,
               5/29/01.....................      7,761,601
    1,575,000  Beneficial Corp., 12.875%,
               8/01/13.....................      1,755,167
      730,000  Dean Witter Discover & Co.,
               6.30%, 1/15/06..............        693,008
    5,000,000  Ford Motor Credit 7.25%,
               5/15/99.....................      5,079,404
    6,250,000  Ford Motor Credit 7.00%,
               9/25/01.....................      6,315,312
    5,000,000  General Electric Capital
               Corp., 7.875%, 12/01/06.....      5,342,740
    3,850,000  General Motors Acceptance
               Corp., 7.375%, 4/25/00......      3,929,791
    6,000,000  General Motors Acceptance
               Corp., 6.70%, 4/18/01.......      5,991,798
      665,000  General Motors Acceptance
               Corp., 8.25%, 2/24/04.......        709,872
   10,000,000  Goldman Sachs Group, L.P.,
               6.75%, 2/15/06..............      9,719,919
    6,000,000  Lehman Brothers Holdings
               7.375%, 5/15/04.............      6,053,255
    2,515,000  Morgan Stanley Group, 5.75%,
               2/15/01.....................      2,440,739
      984,000  Salomon Inc., 6.75%,
               7/15/97.....................        984,465
    1,000,000  Salomon Inc., 5.84%,
               8/1/97......................      1,000,328
      500,000  Salomon Inc., 6.00%,
               12/15/98....................        498,076
    4,784,000  Salomon Inc., 7.50%,
               2/1/03......................      4,860,041
      500,000  Salomon Inc., 6.875%,
               12/15/03....................        491,532
                                             -------------
                                                76,878,587
                                             -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               CORPORATE BONDS (CONTINUED)
               FOOD PROCESSING--1.8%
$   6,200,000  Nabisco Inc., 6.85%,
               6/15/05.....................  $   6,125,196
                                             -------------
               PHARMACEUTICALS--2.9%
    9,725,000  American Home Products
               Corp., 7.90%, 2/15/05.......     10,325,665
                                             -------------
               TELECOMMUNICATIONS--1.7%
    4,600,000  TCI Communications Inc.,
               8.65%, 9/15/04..............      4,877,863
    1,000,000  US West Communications,
               6.625%, 9/15/05.............        979,556
                                             -------------
                                                 5,857,419
                                             -------------
               TOTAL CORPORATE BONDS
               (Cost $151,535,866).........    152,392,038
                                             -------------
               FOREIGN BONDS--1.4%
    5,000,000  Abbey National PLC, 6.69%,
               10/17/05 (Cost
               $5,111,809).................      4,898,399
                                             -------------
               ASSET-BACKED SECURITIES--3.0%
      738,000  Chase Manhattan Credit Card
               Master Trust,
               Series 1992-1, 7.40%,
               5/15/00.....................        738,709
    2,200,000  Discover Card Master Trust
               I, Series 1996-3, 6.05%,
               8/18/08.....................      2,082,476
    1,153,557  Ford Credit Grantor Trust,
               Series 1995-B, 5.90%,
               10/15/00....................      1,155,137
    6,540,088  Kidder Peabody Mortgage
               Assets Trust,
               Series 22, 9.95%, 2/01/19...      6,659,912
      103,000  MBNA Master Credit Card
               Trust, Series 1992-1, 7.25%,
               6/15/99.....................        103,329
                                             -------------
               (Cost $11,129,868)..........     10,739,563
                                             -------------
  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               U.S. GOVERNMENT AGENCIES &
               OBLIGATIONS--43.8%
               UNITED STATES TREASURY NOTES--33.6%
$  10,000,000  5.875%, 1/31/99.............  $   9,981,259
    3,900,000  5.875%, 2/28/99.............      3,892,691
   13,500,000  6.75%, 6/30/99..............     13,668,762
    9,000,000  6.875%, 3/31/00.............      9,149,067
   19,700,000  6.75%, 4/30/00..............     19,964,728
    7,000,000  6.25%, 10/31/01.............      6,971,566
    3,100,000  6.25%, 2/28/02..............      3,083,533
    5,200,000  5.75%, 8/15/03..............      5,022,877
    3,600,000  5.875%, 2/15/04.............      3,488,627
   14,325,000  7.25%, 5/15/04..............     14,933,825
   18,000,000  6.50%, 5/15/05..............     17,977,517
   10,000,000  7.00%, 7/15/06..............     10,290,630
                                             -------------
                                               118,425,082
                                             -------------
               UNITED STATES GOVERNMENT AGENCY
               SECURITIES--10.2%
               Federal Home Loan Mortgage
               Corp.,
    1,025,000  5.225%, 2/22/99.............      1,011,231
    5,000,000  6.35%, 11/10/03.............      4,853,550
    2,000,000  7.93%, 1/20/05..............      2,144,094
      665,000  5.85%, 7/15/05..............        665,525
               Federal National Mortgage
               Association,
    1,325,000  6.59%, 5/24/01..............      1,331,254
    4,385,000  6.20%, 7/10/03..............      4,273,835
    5,760,000  5.99%, 10/01/03.............      5,531,207
    3,000,000  6.85%, 4/05/04..............      3,035,043
    2,950,000  7.375%, 3/28/05.............      3,073,088
    5,300,000  7.00%, 8/25/22..............      5,290,831
               Tennessee Valley Authority,
    2,500,000  6.00%, 11/01/00.............      2,467,982
    2,146,000  6.125%, 7/15/03.............      2,091,337
                                             -------------
                                                35,768,977
                                             -------------
               TOTAL U.S. GOVERNMENT
               AGENCIES & OBLIGATIONS
               (Cost $154,726,070).........    154,194,059
                                             -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               MORTGAGE-BACKED SECURITIES-- 4.6%
               Federal Home Loan Mortgage
               Corp.,
$     188,105  Pool #180686, 6.00%,
               8/01/03.....................  $     182,995
      271,359  Pool #160074, 10.00%,
               4/01/09.....................        294,126
    1,249,347  Pool #180006, 9.25%,
               8/01/11.....................      1,330,154
               Government National Mortgage
               Association,
      182,584  Pool #13416, 8.00%,
               9/15/06.....................        186,749
      109,973  Pool #13688, 8.00%,
               11/15/06....................        112,482
      145,828  Pool #12766, 8.00%,
               12/15/06....................        149,155
      116,562  Pool #16080, 7.50%,
               4/15/07.....................        116,999
    1,227,448  Pool #21598, 8.00%,
               2/15/08.....................      1,255,450
      287,922  Pool #27246, 9.00%,
               12/15/08....................        304,388
      119,313  Pool #31570, 9.50%,
               6/15/09.....................        128,746
      145,364  Pool #34366, 9.50%,
               9/15/09.....................        156,856
       76,161  Pool #33765, 9.50%,
               10/15/09....................         82,183
      135,556  Pool #34704, 9.50%,
               10/15/09....................        147,587
      800,867  Pool #171774, 9.00%,
               9/15/16.....................        846,667
      373,951  Pool #199885, 9.50%,
               11/15/17....................        403,516
      168,028  Pool #251646, 9.50%,
               4/15/18.....................        181,313
      101,207  Pool #290313, 9.50%,
               5/15/20.....................        109,209
  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               MORTGAGE-BACKED SECURITIES (CONTINUED)
$   1,241,912  Pool #319650, 7.00%,
               11/15/22....................  $   1,220,570
    1,992,278  Pool #349306, 8.00%,
               2/15/23.....................      2,049,954
    1,105,522  Pool #360780, 7.50%,
               2/15/24.....................      1,114,576
    1,755,002  Pool #362262, 7.50%,
               4/15/24.....................      1,761,589
      733,935  Pool #384069, 7.50%,
               4/15/24.....................        736,689
      963,302  Pool #417191, 7.50%,
               1/15/26.....................        966,917
    2,345,923  Pool #417331, 7.50%,
               3/15/26.....................      2,354,728
                                             -------------
               TOTAL MORTGAGE-BACKED
               SECURITIES
               (Cost $15,950,044)..........     16,193,598
                                             -------------
               COLLATERALIZED MORTGAGE OBLIGATIONS--1.1%
               Federal Home Loan Mortgage
               Corp.,
    1,000,000  Series 1678CA, 6.00%,
               2/15/09.....................        906,140
      992,790  Series 1627PJ, 6.00%,
               3/15/23.....................        913,962
    2,200,000  Series 1634G, 6.00%,
               12/15/23....................      1,888,022
                                             -------------
               TOTAL COLLATERALIZED
               MORTGAGE OBLIGATIONS
               (Cost $3,594,113)...........      3,708,124
                                             -------------
               MUNICIPAL BONDS--1.2%
    4,250,000  New York State Dormitory
               Authority, 6.23%, 10/01/98
               (Cost $4,250,000)...........      4,245,452
                                             -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                     MARKET
   AMOUNT                                        VALUE
-------------                                -------------
               REPURCHASE AGREEMENT--0.7%
$   2,617,000  Repurchase agreement with
               Deutsche Bank, 5.98%, due
               7/01/97, repurchase price
               $2,617,435 (Collateral--U.S.
               Treasury Note, 6.625%,
               5/15/07; aggregate market
               value plus accrued interest
               $2,669,893)
               (Cost $2,617,000)...........  $   2,617,000
                                             -------------
               TOTAL INVESTMENTS
               (Cost $348,914,770) (a)--
               99.1%.......................    348,988,233
               Other assets less
               liabilities--0.9%...........      3,242,887
                                             -------------
               NET ASSETS--100.0%..........  $ 352,231,120
                                             -------------

(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION WAS $73,463 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $2,901,599 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,828,136.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $348,914,770)......  $348,988,233
  Receivables:
    Investments sold....................     2,654,670
    Interest............................     5,721,405
    Capital stock sold..................       233,704
                                          ------------
      TOTAL ASSETS......................   357,598,012
                                          ------------
LIABILITIES:
  Due to custodian......................        53,023
  Payables:
    Investments purchased...............     2,949,599
    Capital stock repurchased...........       116,836
    Dividends...........................     1,753,521
    Services provided by The Bank of New
      York and Administrator............       441,168
  Accrued expenses and other
    liabilities.........................        52,745
                                          ------------
    TOTAL LIABILITIES...................     5,366,892
                                          ------------
NET ASSETS:.............................  $352,231,120
                                          ------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $    352,819
  Capital surplus.......................   352,466,134
  Accumulated net realized loss on
    investments.........................      (661,296)
  Net unrealized appreciation on
    investments.........................        73,463
                                          ------------
NET ASSETS..............................  $352,231,120
                                          ------------
INSTITUTIONAL SHARES:
  Net assets............................  $352,218,971
                                          ------------
  Shares Outstanding....................    34,636,536
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      10.17
                                          ------------
INVESTOR SHARES:
  Net assets............................  $     12,149
                                          ------------
  Shares Outstanding....................         1,195
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      10.17
                                          ------------
Institutional Shares authorized at $.001
  par value.............................   200,000,000
Investor Shares authorized at $.001 par
  value.................................   200,000,000

                            STATEMENT OF OPERATIONS

                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                           JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Interest.................................  $6,265,884
                                             ----------
EXPENSES:
  Advisory.................................     433,749
  Administration...........................     173,500
  12b-1 fee--Investor Shares...............           3
  Accounting services......................      14,956
  Custodian................................      21,192
  Cash management..........................       5,734
  Transfer agent...........................      24,931
  Audit....................................       4,338
  Directors................................       1,746
  Reports to shareholders..................       8,601
  Registration and filings.................       6,108
  Legal....................................       2,468
  Other....................................       3,666
                                             ----------
    TOTAL EXPENSES.........................     700,992
                                             ----------
    NET INVESTMENT INCOME..................   5,564,892
                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investments.........    (661,296)
  Increase in unrealized appreciation on
    investments during the period..........      73,463
                                             ----------
  Net realized and unrealized loss on
    investments............................    (587,833)
                                             ----------
  Net increase in net assets resulting from
    operations.............................  $4,977,059
                                             ----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income.................................................................  $  5,564,892
  Net realized loss on investments......................................................      (661,296)
  Net unrealized gain on investments during the period..................................        73,463
                                                                                          ------------
    Net increase in net assets resulting from operations................................     4,977,059
                                                                                          ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares............................    (5,564,819)
                                        Investor Shares.................................           (73)
                                                                                          ------------
                                                                                            (5,564,892)
                                                                                          ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares................................   360,308,718
                                    Investor Shares.....................................        12,000
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares........        83,482
                                                            Investor Shares.............            17
  Cost of capital stock repurchased: Institutional Shares...............................    (7,585,264)
                                     Investor Shares....................................           -0-
                                                                                          ------------
    Net increase in net assets resulting from capital stock transactions................   352,818,953
                                                                                          ------------
      INCREASE IN NET ASSETS............................................................   352,231,120
NET ASSETS:
  Beginning of period...................................................................           -0-
                                                                                          ------------
  End of period.........................................................................  $352,231,120
                                                                                          ------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.....................................................    35,377,446
               Investor Shares..........................................................         1,193
  Shares issued on reinvestment of dividends: Institutional Shares......................         8,257
                                              Investor Shares...........................             2
  Shares repurchased: Institutional Shares..............................................      (749,167)
                      Investor Shares...................................................           -0-
                                                                                          ------------
  Net increase..........................................................................    34,637,731
  Shares outstanding, beginning of period...............................................           -0-
                                                                                          ------------
  Shares outstanding, end of period.....................................................    34,637,731
                                                                                          ------------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                               INSTITUTIONAL     INVESTOR
                                                                  SHARES          SHARES
                                                               -------------  ---------------
                                                                  FOR THE
                                                                  PERIOD
                                                                 APRIL 1,     FOR THE PERIOD
                                                                   1997*       MAY 1, 1997*
                                                                  THROUGH         THROUGH
                                                               JUNE 30, 1997   JUNE 30, 1997
                                                               -------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period.......................    $   10.00       $   10.08
                                                               -------------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................................         0.15            0.10
Net realized and unrealized gain on investments..............         0.17            0.09
                                                               -------------        ------
  Total from investment operations...........................         0.32            0.19
                                                               -------------        ------
DIVIDENDS
Dividends from net investment income.........................        (0.15)          (0.10)
                                                               -------------        ------
Net asset value at end of period.............................    $   10.17       $   10.17
                                                               -------------        ------
TOTAL RETURN:................................................         3.26%**         1.89%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..................    $ 352,219       $      12
Ratio to average net assets of:
  Expenses...................................................         0.81%***         1.04%***
  Net investment income......................................         6.41%***         5.72%***
Portfolio turnover rate......................................           26%             26%

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                       MOODY'S
PRINCIPAL                                                                /S&P          INTEREST    MATURITY
  AMOUNT                                                               RATINGS           RATE        DATE     MARKET VALUE
----------                                                        ------------------  -----------  ---------  ------------
            MUNICIPAL BONDS--96.8%
            CERTIFICATES OF PARTICIPATION--1.3%
$  500,000  New York Certificate of Participation...............       BAA1/BBB            5.000%  03/01/00   $    504,365
                                                                                                              ------------
            EDUCATION--12.0%
   235,000  Dutchess County, New York IDA Civic Facility
            Revenue, Bard College...............................        A3/NR              6.000   11/01/99        240,727
   250,000  New York State Dormitory Authority, Columbia
            University..........................................       Aaa/AA+             5.000   07/01/00        255,162
 1,000,000  New York State Dormitory Authority, Cornell
            University..........................................        Aa2/AA             4.600   07/01/00      1,010,890
 1,500,000  New York State Dormitory Authority, New York
            University, MBIA Insured+...........................       Aaa/AAA             5.500   07/01/04      1,571,805
 1,000,000  New York State Dormitory Authority, Strong Memorial
            Hospital (University of Rochester)..................        A1/A+              5.000   07/01/02      1,018,590
   500,000  New York State Dormitory Authority, University of
            Rochester...........................................        A1/A+              4.700   07/01/00        505,155
                                                                                                              ------------
                                                                                                                 4,602,329
                                                                                                              ------------
            GENERAL OBLIGATION--8.1%
    60,000  Monroe County, New York Series B, Unrefunded
            Balance, Callable 6/01/98 @ 102.....................        Aa/AA-             7.000   06/01/03         62,825
   500,000  Monroe County, New York, MBIA Insured+..............       Aaa/AAA             4.800   06/01/02        508,520
 1,000,000  New York State, General Obligation..................        A2/A-              4.600   03/15/01      1,003,930
 1,000,000  New York State, General Obligation..................        A2/A-              5.125   06/15/04      1,020,790
   500,000  New York State Municipal Bond Bank Agency
            (City of Rochester).................................        NR/A+              6.400   03/15/01        529,445
                                                                                                              ------------
                                                                                                                 3,125,510
                                                                                                              ------------
            HEALTH CARE--2.7%
   500,000  New York State Dormitory Authority, Nursing Home Our
            Lady, FHA Insured+..................................        NR/AA              5.200   08/01/05        506,560
   500,000  New York State Medical Care Facilities--Downstate
            Medical Center, FHA Insured+........................        NR/AAA             5.700   02/15/04        526,410
                                                                                                              ------------
                                                                                                                 1,032,970
                                                                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                       MOODY'S
PRINCIPAL                                                                /S&P          INTEREST    MATURITY
  AMOUNT                                                               RATINGS           RATE        DATE     MARKET VALUE
----------                                                        ------------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
            HOUSING--2.7%
$  500,000  New York State Mortgage Revenue--Homeowner Mtg
            Series 39...........................................        Aa2/NR             5.300%  04/01/04   $    509,555
   500,000  New York State Mortgage Revenue--Homeowner Mtg
            Series 37-A.........................................        Aa2/NR             5.850   04/01/06        510,655
                                                                                                              ------------
                                                                                                                 1,020,210
                                                                                                              ------------
            INDUSTRIAL DEVELOPMENT BONDS--6.5%
   500,000  Hempstead Town--New York Industrial Development
            Agency..............................................        Aaa/A3             4.875   12/01/06        496,810
 1,000,000  Hempstead Town--New York Industrial Development
            Agency..............................................        Aaa/A3             5.000   12/01/07        997,550
 1,000,000  Westchester County Industrial Development Agency
            Series A............................................       Aaa/AAA             4.850   07/01/00      1,013,930
                                                                                                              ------------
                                                                                                                 2,508,290
                                                                                                              ------------
            PREREFUNDED/ESCROWED/US GUARANTEED--4.1%
   960,000  New York State Housing Finance Agency, ETM State
            University Construction.............................       Aaa/AAA             6.500   11/01/06      1,040,659
   219,000  Puerto Rico Aqueduct & Sewer Authority, ETM.........       Aaa/AAA             4.200   07/01/00        217,246
   332,000  Puerto Rico Aqueduct & Sewer Authority, ETM.........       Aaa/AAA             4.500   07/01/02        332,767
                                                                                                              ------------
                                                                                                                 1,590,672
                                                                                                              ------------
            SPECIAL TAX--20.0%
 1,000,000  MTA Dedicated Tax, MBIA Insured+....................        Aaa/A3             6.000   04/01/05      1,078,850
 1,000,000  Municipal Assistance Corp. for New York City........       Aa2/AA-             4.800   07/01/03      1,008,300
 2,500,000  Municipal Assistance Corp. for New York City........       Aa2/AA-             6.000   07/01/05      2,685,375
   300,000  New York State Local Government Assistance Corp. ...         A3/A              6.700   04/01/00        317,760
 1,000,000  New York State Local Government Assistance Corp. ...         A3/A              5.300   04/01/00      1,023,280
   340,000  New York State Local Government Assistance Corp. ...         A3/A              6.750   04/01/02        369,774
   655,000  New York State Local Government Assistance Corp. ...         A3/A              5.000   04/01/02        666,587
   500,000  New York State Local Government Assistance Corp. ...         A3/A              4.800   04/01/05        497,725
                                                                                                              ------------
                                                                                                                 7,647,651
                                                                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                       MOODY'S
PRINCIPAL                                                                /S&P          INTEREST    MATURITY
  AMOUNT                                                               RATINGS           RATE        DATE     MARKET VALUE
----------                                                        ------------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
            STATE APPROPRIATION--19.2%
$1,000,000  Metropolitan Transportation Authority Service
            Contract Revenue....................................       Baa1/BBB            5.750%  07/01/07   $  1,037,730
   650,000  New York State Dormitory Authority, Upstate
            Community Colleges..................................       Baa1/BBB            5.600   07/01/07        667,017
   500,000  New York State Dormitory Authority, State
            University..........................................      Baa1/BBB+            5.500   05/15/07        509,120
   500,000  New York State Thruway Authority Service Contract
            Highway & Bridge Trust Fund.........................       Baa1/BBB            5.500   04/01/01        513,405
 1,000,000  New York State Thruway Authority Service Contract
            Highway & Bridge Trust Fund.........................       Baa1/BBB            5.625   04/01/07      1,027,480
   500,000  New York State Medical Care Facilities--Mental
            Health..............................................      Baa1/BBB+            4.600   08/15/99        501,180
   505,000  New York State Medical Care Facilities--Mental
            Health..............................................      Baa1/BBB+            4.700   08/15/01        503,031
   480,000  New York State Medical Care Facilities--Mental
            Health..............................................      Baa1/BBB+            6.100   08/15/02        506,683
   300,000  New York State Medical Care Facilities--Mental
            Health..............................................      Baa1/BBB+            5.200   05/15/03        303,309
 1,000,000  New York State Urban Development Corp.--Cornell
            Center..............................................       Baa1/NR             5.900   01/01/07      1,022,470
   750,000  New York State Urban Development Corp.--
            Correctional Capital Facility--Series 7.............       Baa1/BBB            6.000   01/01/07        791,092
                                                                                                              ------------
                                                                                                                 7,382,517
                                                                                                              ------------
            TRANSPORTATION--11.1%
 1,500,000  New York State Thruway Authority General Revenue....       Aa3/AA-             5.250   01/01/01      1,538,040
   650,000  Port Authority of New York & New Jersey.............        A1/AA-             5.100   08/01/01        667,069
   500,000  Port Authority of New York & New Jersey.............        A1/AA-             6.100   10/15/02        537,500
 1,000,000  Port Authority of New York & New Jersey.............        A1/AA-             5.300   08/01/03      1,037,290
   500,000  Triborough Bridge & Tunnel Authority General
            Purpose.............................................        Aa/A+              4.300   01/01/02        495,280
                                                                                                              ------------
                                                                                                                 4,275,179
                                                                                                              ------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                       MOODY'S
PRINCIPAL                                                                /S&P          INTEREST    MATURITY
  AMOUNT                                                               RATINGS           RATE        DATE     MARKET VALUE
----------                                                        ------------------  -----------  ---------  ------------
            MUNICIPAL BONDS (CONTINUED)
            UTILITY--6.6%
$  400,000  New York State Environmental Facility Corp. PCR
            Water Revol.........................................       Aaa/AAA             6.300%  09/15/00   $    424,076
   300,000  New York State Environmental Facility Corp. PCR
            State Water.........................................       Aaa/AAA             6.000   05/15/02        319,890
   500,000  New York State Power Authority......................        Aa/AA-             7.500   01/01/02        518,710
 1,250,000  New York State Power Authority......................        Aa/AA-             4.900   01/01/06      1,253,113
                                                                                                              ------------
                                                                                                                 2,515,789
                                                                                                              ------------
            OTHER--2.5%
   350,000  New York City, Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+................................       Aaa/AAA             6.300   01/01/03        382,501
   205,000  New York City, Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+................................       Aaa/AAA             4.900   01/01/01        208,893
   135,000  New York City, Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+................................       Aaa/AAA             4.900   01/01/01        137,871
   165,000  New York City, Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+................................       Aaa/AAA             5.000   01/01/02        168,802
    75,000  New York City, Trust for Cultural Resources Museum
            MOMA--AMBAC Insured+................................       Aaa/AAA             5.000   01/01/02         77,005
                                                                                                              ------------
                                                                                                                   975,072
                                                                                                              ------------
            TOTAL MUNICIPAL BONDS (Cost $36,549,983)............                                                37,180,554
                                                                                                              ------------
            TAX-EXEMPT MONEY MARKET FUND--1.8%
   702,566  Dreyfus New York Municipal Cash Management
            (Cost $702,566).....................................        NR/NR              3.789(a)                702,566
                                                                                                              ------------
            TOTAL INVESTMENTS (Cost $37,252,549) (b)--98.6%.....                                                37,883,120
            Other assets less liabilities--1.4%.................                                                   527,507
                                                                                                              ------------
            NET ASSETS--100%....................................                                              $ 38,410,627
                                                                                                              ------------

NR NOT RATED BY MOODY'S OR STANDARD & POOR'S (S&P).
+  INSURED OR GUARANTED BY THE INDICATED MUNICIPAL BOND INSURANCE CORPORATION.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1997.
(b) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATLION WAS $630,571 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $641,188 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $10,617.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $37,252,549)........  $37,883,120
  Cash...................................        4,663
  Receivables:
    Interest.............................      713,414
    Capital stock sold...................       50,000
  Deferred organization costs and other
    assets...............................       11,977
                                           -----------
    TOTAL ASSETS.........................   38,663,174
                                           -----------
LIABILITIES:
  Payables:
    Investments purchased................       50,000
    Dividends............................      122,472
    Services provided by The Bank of New
      York and Administrator.............       47,144
  Accrued expenses and other
    liabilities..........................       32,931
                                           -----------
    TOTAL LIABILITIES....................      252,547
                                           -----------
NET ASSETS:..............................  $38,410,627
                                           -----------
SOURCES OF NET ASSETS:
  Capital stock @ par....................  $     3,725
  Capital surplus........................   38,011,161
  Accumulated net realized loss on
    investments..........................     (234,830)
  Net unrealized appreciation on
    investments..........................      630,571
                                           -----------
NET ASSETS...............................  $38,410,627
                                           -----------
INSTITUTIONAL SHARES:
  Net assets.............................  $27,657,645
                                           -----------
  Shares Outstanding.....................    2,682,163
                                           -----------
  Net asset value, offering price and
    repurchase price per share...........  $     10.31
                                           -----------
INVESTOR SHARES:
  Net assets.............................  $10,752,982
                                           -----------
  Shares Outstanding.....................    1,042,773
                                           -----------
  Net asset value, offering price and
    repurchase price per share...........  $     10.31
                                           -----------
Institutional Shares authorized at $.001
  par value..............................  200,000,000
Investor Shares authorized at $.001 par
  value..................................  200,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................  $ 904,298
                                              ---------
EXPENSES:
  Advisory..................................     91,489
  Administration............................     36,590
  12b-1 fee--Investor Shares................      6,725
  Accounting services.......................     29,761
  Custodian.................................      6,325
  Cash management...........................      1,310
  Transfer agent............................     21,815
  Audit.....................................      1,451
  Insurance.................................        889
  Directors.................................      6,324
  Reports to shareholders...................      2,309
  Registration and filings..................     10,125
  Legal.....................................        985
  Other.....................................     10,881
                                              ---------
    TOTAL EXPENSES..........................    226,979
  Fees waived by The Bank of New York.......    (55,585)
                                              ---------
    NET EXPENSES............................    171,394
                                              ---------
    NET INVESTMENT INCOME...................    732,904
                                              ---------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS--
  Net realized gain on investments..........     80,365
  Increase in unrealized appreciation on
    investments during the period...........     11,417
                                              ---------
  Net realized and unrealized gain on
    investments.............................     91,782
                                              ---------
  Net increase in net assets resulting from
    operations..............................  $ 824,686
                                              ---------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED      YEAR ENDED
                                                                                      JUNE 30, 1997     DECEMBER 31, 1996
                                                                                     ----------------   -----------------
OPERATIONS:
  Net investment income............................................................    $    732,904       $  1,511,209
  Net realized gain on investments.................................................          80,365            144,496
  Increase in unrealized appreciation (depreciation) on investments during the
    period.........................................................................          11,417           (335,080)
                                                                                     ----------------   -----------------
    Net increase in net assets resulting from operations...........................         824,686          1,320,625
                                                                                     ----------------   -----------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares.......................        (269,998)               -0-
                                        Investor Shares............................        (462,906)        (1,511,209)
                                                                                     ----------------   -----------------
                                                                                           (732,904)        (1,511,209)
                                                                                     ----------------   -----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares...........................      28,367,483                -0-
                                    Investor Shares................................       2,523,004          6,200,028
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares...          24,791                -0-
                                                            Investor Shares........         154,846            493,674
  Cost of capital stock repurchased: Institutional Shares..........................      (1,121,091)               -0-
                                     Investor Shares...............................     (28,366,954)       (10,697,287)
                                                                                     ----------------   -----------------
    Increase (decrease) in net assets resulting from capital stock transactions....       1,582,079         (4,003,585)
                                                                                     ----------------   -----------------
      INCREASE (DECREASE) IN NET ASSETS............................................       1,673,861         (4,194,169)
NET ASSETS:
  Beginning of period..............................................................      36,736,766         40,930,935
                                                                                     ----------------   -----------------
  End of period....................................................................    $ 38,410,627       $ 36,736,766
                                                                                     ----------------   -----------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares................................................       2,789,767                -0-
               Investor Shares.....................................................         246,686            607,912
  Shares issued on reinvestment of dividends: Institutional Shares.................           2,433                -0-
                                              Investor Shares......................          15,129             48,215
  Shares repurchased: Institutional Shares.........................................        (110,037)               -0-
                      Investor Shares..............................................      (2,790,002)        (1,044,692)
                                                                                     ----------------   -----------------
    Net increase (decrease)........................................................         153,976           (388,565)
  Shares outstanding, beginning of period..........................................       3,570,960          3,959,525
                                                                                     ----------------   -----------------
  Shares outstanding, end of period................................................       3,724,936          3,570,960
                                                                                     ----------------   -----------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                               INSTITUTIONAL                             INVESTOR SHARES
                                                  SHARES          --------------------------------------------------------------
                                               -------------                                                          FOR THE
                                                  FOR THE                                                              PERIOD
                                                  PERIOD            SIX                                              AUGUST 10,
                                                 APRIL 1,          MONTHS                                              1992*
                                                   1997*           ENDED             YEAR ENDED DECEMBER 31,          THROUGH
                                                  THROUGH         JUNE 30,      ----------------------------------  DECEMBER 31,
                                               JUNE 30, 1997        1997         1996     1995     1994     1993        1992
                                               -------------      --------      -------  -------  -------  -------  ------------
PER SHARE DATA:
Net asset value at beginning of period.......     $ 10.16         $ 10.29       $ 10.34  $  9.59  $ 10.37  $  9.97    $ 10.00
                                               -------------      --------      -------  -------  -------  -------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................        0.10            0.20          0.40     0.39     0.39     0.38       0.15
Net realized and unrealized gain (loss) on
  investments................................        0.15            0.02         (0.05)    0.75    (0.78)    0.40      (0.03)+
                                               -------------      --------      -------  -------  -------  -------  ------------
  Total from investment operations...........        0.25            0.22          0.35     1.14    (0.39)    0.78       0.12
                                               -------------      --------      -------  -------  -------  -------  ------------
DIVIDENDS
Dividends from net investment income.........       (0.10)          (0.20)        (0.40)   (0.39)   (0.39)   (0.38)     (0.15)
                                               -------------      --------      -------  -------  -------  -------  ------------
Net asset value at end of period.............     $ 10.31         $ 10.31       $ 10.29  $ 10.34  $  9.59  $ 10.37    $  9.97
                                               -------------      --------      -------  -------  -------  -------  ------------
TOTAL RETURN:++..............................        2.51%**         2.16%**       3.47%   12.08%   (3.81)%    7.99%      1.18%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's
  omitted)...................................     $27,658         $10,753       $36,737  $40,931  $43,213  $55,871    $19,717
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
    New York and Administrator...............        0.90%***        0.96%***      0.90%    0.90%    0.85%    0.68%      0.60%***
  Expenses, prior to waiver from The Bank of
    New York and Administrator...............        1.16%***        1.28%***      1.18%    1.20%    1.20%    1.30%      1.96%***
  Net investment income, net of waiver from
    The Bank of New York and Administrator...        4.06%***        3.97%***      3.91%    3.89%    3.92%    3.74%      3.79%***
Portfolio turnover rate......................          17%             17%           22%       4%      18%       6%        --

*  COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES.
** NOT ANNUALIZED.
*** ANNUALIZED.
+ THE AMOUNT SHOWN IS NOT IN ACCORDANCE WITH THE CHANGE IN THE AGGREGATE GAINS AND LOSSES OF THE PORTFOLIO SECURITIES DURING THE PERIOD AUGUST 10, 1992 THROUGH DECEMBER 31, 1992 DUE TO THE TIMING OF SALES AND REPURCHASES OF SHARES OF THE FUND.
++ TOTAL RETURN DOES NOT CONSIDER THE EFFECT OF THE SALES LOAD FOR THOSE PERIODS WHICH THE SALES LOAD WAS IN EFFECT.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS--99.2%
            EDUCATION--6.8%
$2,000,000  Georgetown University, Callable 4/01/98 @102.........      A1/A+           8.125%  04/01/08   $   2,095,220
 2,000,000  Indiana Secondary Market Educational Loans...........     Aaa/NR           5.300   09/01/99       2,028,460
 5,950,000  New England Student Loan Revenue Series A............     Aaa/NR           5.800   03/01/02       6,190,796
 1,115,000  New England Student Loan Revenue Series D............     Aaa/NR           6.000   09/01/99       1,149,119
 2,475,000  New York State Dormitory Authority, Strong Memorial
            Hospital (University of Rochester), Callable 7/01/06
            @100.................................................      A1/A+           5.750   07/01/14       2,481,880
   990,000  New York State Dormitory Authority, University of
            Rochester............................................      A1/A+           6.200   07/01/02       1,010,929
 2,185,000  Texas A & M University Revenue, Callable 5/15/07
            @100.................................................     Aa2/AA           5.000   05/15/08       2,174,009
 1,000,000  University of Texas..................................     Aaa/AAA          6.700   07/01/05       1,101,540
                                                                                                          -------------
                                                                                                             18,231,953
                                                                                                          -------------
            GENERAL OBLIGATION--29.2%
 1,000,000  Aldine Texas Independent School District, Callable
            2/15/07 @100.........................................     Aaa/AAA          5.375   02/15/09       1,015,330
 1,620,000  Broward County Florida...............................      Aa/AA           5.300   01/01/99       1,648,058
 3,000,000  Connecticut State Series A...........................     Aa3/AA-          5.000   05/15/04       3,057,480
   990,000  Connecticut State Series B, Callable 7/15/00 @102....     Aa3/AA-          6.600   07/15/01       1,067,814
 2,500,000  Delaware State Series A..............................     Aa1/AA+          5.125   04/01/05       2,568,175
   400,000  Du Page County Illinois--Stormwater Project..........     Aaa/AAA          4.250   01/01/98         400,876
 1,450,000  Georgia State, Callable 9/01/97 @101.50..............     Aaa/AA+          6.750   09/01/98       1,478,275
 5,000,000  Georgia State Series C...............................     Aaa/AA+          5.250   07/01/08       5,160,350
   990,000  Illinois State (Anti-Pollution) Series D.............     Aa3/AA-          4.000   01/01/00         979,555
 4,375,000  Illinois State.......................................     Aa3/AA-          4.300   12/01/02       4,295,244
 2,000,000  Illinois State, Callable 2/01/07 @101................     Aaa/AA3          5.125   02/01/10       1,978,720
   500,000  Illinois State.......................................     Aa3/AA-          5.500   08/01/01         518,830
 2,840,000  Kings County Washington Series A.....................     Aa1/AA+          5.000   01/01/04       2,887,258
 3,000,000  Maryland State & Local Facilities Loan--1st Series,
            Callable 3/01/07 @101.50.............................     Aaa/AAA          5.000   03/01/11       2,961,810
 2,185,000  Maryland State & Local Facilities Loan--2nd Series...     Aaa/AAA          5.250   06/15/05       2,266,916
 2,000,000  Maryland State & Local Facilities Loan--3rd Series,
            Callable 10/15/06 @100...............................     Aaa/AAA          5.000   10/15/07       2,032,560
 1,485,000  Massachusetts State--Construction Loan Series A......      A1/A+           7.200   02/01/99       1,552,924
 3,150,000  Massachusetts State--Construction Loan Series A......      A1/A+           4.900   07/01/01       3,201,439
 1,485,000  Massachusetts State--Construction Loan Series A......      A1/A+           5.100   11/01/02       1,523,224

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$2,000,000  Massachusetts State--Construction Loan Series D......     Aaa/AAA          5.125%  11/01/03   $   2,059,240
 1,065,000  Mesquite Texas Independent School District #1........     Aaa/AAA          8.125   08/15/01       1,209,606
 2,000,000  Milwaukee Wisconsin Metropolitan Sewer District......      Aa/AA           6.250   10/01/04       2,191,060
 2,070,000  Minnesota State, Callable 11/01/06 @100..............     Aaa/AA+          5.000   11/01/08       2,080,598
 1,000,000  Minnesota State......................................     Aaa/AA+          4.900   08/01/01       1,020,730
   250,000  Monroe County, New York, AMBAC Insured+..............     Aaa/AAA          6.000   06/01/11         274,025
   990,000  Nevada State Municipal Bond Bank Project #4 Series
            A....................................................     Aa2/AA           6.700   02/01/01       1,056,231
 3,215,000  Nevada State Municipal Bond Bank Project #52 Series
            A....................................................     Aa2/AA           6.375   05/15/06       3,557,655
 4,470,000  Nevada State Series A................................     Aa2/AA           4.375   08/01/03       4,396,022
 2,000,000  New Jersey State Series E............................     Aa1/AA+          5.000   07/15/04       2,050,040
 1,980,000  New York State.......................................      A2/A-           5.750   09/15/98       2,019,145
 2,650,000  Pennsylvania State--First Series, Callable 4/15/03
            @101.50..............................................     Aaa/AAA          5.000   04/15/09       2,619,604
 2,970,000  Pennsylvania State--First Series.....................     A1/AA-           5.000   05/01/03       3,022,420
 3,000,000  Rhode Island--Construction Capital Loan, Callable
            08/01/07 @101........................................     Aaa/AAA          5.000   08/01/09       2,954,460
 2,500,000  South Carolina State--Capital Improvement............     Aaa/AAA          4.400   04/01/04       2,462,825
 1,000,000  Texas State Public Authority Building (State
            Technical College), MBIA Insured+....................     Aaa/AAA          6.100   08/01/04       1,086,010
   500,000  Tulsa, Oklahoma......................................     Aa2/AA           5.150   06/01/03         515,135
 1,000,000  Washington State Series A............................     Aa1/AA           6.700   02/01/05       1,118,890
 1,500,000  Washington State Series R-93B........................     Aa1/AA           5.375   10/01/08       1,558,980
                                                                                                          -------------
                                                                                                             77,847,514
                                                                                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
            HEALTH CARE--2.7%
$2,000,000  Michigan State (Hospital Henry Ford Health)
            Series A.............................................     Aa2/AA           4.700%  11/15/02   $   1,993,140
 1,335,000  New York State Medical Care Facilities Financial
            Agency--Hospital & Nursing Home, Series A, FHA
            Insured+.............................................     Aa2/AA           7.000   02/15/99       1,386,851
 1,000,000  New York State Medical Care Facilities Financial
            Agency Series D, FHA Insured+........................     Aa2/AA+          5.100   02/15/05       1,026,940
   640,000  New York State Medical Care Facilities (St Luke's
            Hospital) Series A, FHA Insured+, Callable 2/15/00
            @102.................................................     Aa2/AA           7.400   02/15/09         686,407
 2,000,000  Pennsylvania State Higher Educational Facilities
            Authority--(University of Pennsylvania) Series B.....     Aa3/AA           5.000   01/01/04       2,028,800
                                                                                                          -------------
                                                                                                              7,122,138
                                                                                                          -------------
            HOUSING--1.6%
   500,000  Connecticut State Housing Financial Authority--
            Housing Mortgage Finance Program Series C-2..........     Aa3/AA           5.300   11/15/03         509,820
   500,000  Maine State Housing Authority Mortgage Series A-1....     Aa2/AA           4.250   11/15/99         498,975
   240,000  Minnesota State Housing Financial Agency--Single
            Family Mortgage Series D.............................     Aa2/AA+          4.350   01/01/99         240,497
   335,000  Minnesota State Housing Financial Agency--Single
            Family Mortgage Series D.............................     Aa2/AA+          4.500   01/01/00         336,022
   990,000  New York State Mortgage Agency--Homeowner Mortgage
            Series FF, Callable 4/01/08 @100.....................     Aa2/NR           7.850   10/01/08       1,016,047
 1,645,000  New York State Mortgage Agency Series EE-3...........     Aa2/NR           7.700   10/01/01       1,739,982
                                                                                                          -------------
                                                                                                              4,341,343
                                                                                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
            INDUSTRIAL DEVELOPMENT REVENUE--1.9%
$2,000,000  Georgetown County South Carolina Pollution Control
            Facilities (International Paper Company Project),
            Callable 6/15/02 @102................................      A/A-            6.250%  06/15/05   $   2,125,320
    75,000  Gulf Coast Waste Disposable Authority, PCR (Champion
            International--Atlantic Richfield), Callable 11/01/97
            @100.................................................     Baa2/NR          5.800   05/01/98          74,690
 2,910,000  Puerto Rico Industrial Medical & Environmental
            Pollution Control (Intel Corp Project) "AFICA" Series
            A....................................................      A1/A+           4.000   09/01/13       2,912,503
                                                                                                          -------------
                                                                                                              5,112,513
                                                                                                          -------------
            PRE-REFUNDING ESCROWED--21.5%
    85,000  Austin Texas Utility System Series B, ETM, Callable
            11/15/98 @102........................................      A2/A            7.250   11/15/03          97,267
 2,300,000  Clearwater Florida Utility Revenue, ETM..............     Aaa/AAA          6.100   12/01/04       2,386,710
   990,000  Connecticut State Clean Water Funding Revenue,
            Callable 1/01/01 @102................................     Aaa/AA+          6.750   07/01/04       1,078,724
 1,980,000  Connecticut State Special Tax Obligation Revenue
            Series B.............................................     A1/AA-           7.300   06/01/01       2,079,376
 1,625,000  Delaware River Port Authority Pennsylvania & New
            Jersey River Bridges, ETM............................     Aaa/AAA          6.500   01/15/11       1,778,855
   790,000  Fort Worth Texas General Purpose Series B, ETM.......     Aaa/AAA          4.250   03/01/01         788,104
 1,360,000  Illinois State Toll Highway Authority, Callable
            8/06/97 @101.........................................     Aaa/AAA          6.750   01/01/10       1,485,691
 3,095,000  Jacksonville Florida Electric Authority Revenue
            Second Installment, ETM..............................     Aaa/AAA          5.250   07/01/01       3,164,049
 1,695,000  Kentucky State Turnpike Authority Toll Road Revenue,
            ETM..................................................     Aaa/AAA          6.125   07/01/08       1,801,870
   745,000  Manatee County Florida Water Revenue, ETM, Callable
            8/06/97 @101.........................................     Aaa/AAA          4.200   03/01/05         724,192
   990,000  Minnesota State Utility..............................     NR/AAA           6.625   08/01/06       1,073,823
 2,750,000  Monroe County New York, Callable 6/01/04 @102........     Aaa/AAA          6.000   06/01/11       2,919,400
   815,000  New Jersey State Highway Authority--Garden State
            Parkway General Revenue, ETM, Callable 8/07/97
            @100.................................................     NR/AAA           6.500   01/01/11         888,945
 1,000,000  New Jersey State.....................................     Aaa/AAA          7.250   04/15/01       1,058,270

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$2,180,000  New Jersey State Turnpike Authority Revenue Series C,
            ETM, Callable 8/07/97 @100...........................     Aaa/AAA          5.200%  01/01/08   $   2,209,953
 1,825,000  New Jersey State Turnpike Authority Revenue Series G,
            ETM, Callable 8/07/97 @100...........................     Aaa/AAA          5.750   01/01/09       1,896,960
 5,214,000  New Jersey State Turnpike Authority Revenue, ETM,
            Callable 8/07/97 @100................................     Aaa/NR           5.700   05/01/13       5,404,572
 2,825,000  New York State Care Facilities Finance Agency (St
            Luke's Hospital) Series B, FHA Insured+..............     Aaa/AAA          7.400   02/15/09       3,094,222
   581,656  New York State Dormitory Authority, GNMA
            Collateralized, Elizabeth A. Horton Memorial
            Hospital.............................................      NR/NR           7.000   08/25/06         662,516
   990,000  New York State Dormitory Authority Revenue-- Cooper
            Union, FSA Insured+..................................     Aaa/AAA          7.000   07/01/08       1,102,870
   180,000  New York State Dormitory Authority Revenue Series
            A....................................................     Aaa/NR           7.500   05/15/02         198,904
 1,435,000  New York State Dormitory Authority Revenue State
            University Educational Facilities Series A...........    Baa1/BBB+         7.000   05/15/03       1,533,183
 2,475,000  New York State Dormitory Authority Revenue, State
            University Educational Facilities Series A...........     Aaa/NR           7.625   05/15/05       2,743,216
   178,000  New York NY City Housing Authority, (Dyckman Houses
            NYC--10 HUD), Callable 11/01/97 @101.................     Aaa/NR           3.250   11/01/98         175,812
 1,485,000  New York State Housing Finance Agency State
            University Construction Series A.....................     Aaa/AAA          8.000   05/01/11       1,835,787
 3,075,000  New York State Power Authority Revenue & General
            Purpose Series D, ETM, Callable 8/07/97 @100.........     Aaa/AAA          5.875   01/01/10       3,241,757
   890,000  New York State Power Authority Revenue & General
            Purpose Series F, ETM, Callable 8/07/97 @100.........     Aaa/AAA          5.500   01/01/10         917,047
 1,370,000  New York State Power Authority Revenue & General
            Purpose Series H, ETM................................     Aaa/AAA          7.500   01/01/10       1,569,020
 1,980,000  New York State--Crossover Refunding..................      A2/A-           6.500   11/15/97       1,999,246
 3,965,000  Oklahoma State Turnpike Authority Revenue Series A,
            ETM, Callable 8/07/97 @100...........................     Aaa/NR           4.700   01/01/06       3,968,013
   300,000  Plano Texas Independent School District, ETM,
            Callable 9/15/97 @100................................     Aa2/AAA          4.000   03/15/99         299,235

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$  300,000  Plano Texas Independent School District, ETM,
            Callable 9/15/97 @100................................     Aa2/AAA          4.000%  03/15/00   $     297,783
   985,000  Sacramento California Municipal Utility District
            Revenue Series A, ETM, Callable 8/06/97 @100.........     Aaa/AAA          5.500   02/01/11         999,942
   990,000  Suffolk County NY Water Authority Series V, ETM,
            Callable 6/01/02.....................................     NR/AAA           7.000   06/01/06       1,061,290
   740,000  Texas State Water Development Series A...............     Aaa/AAA          7.100   08/01/97         742,178
                                                                                                          -------------
                                                                                                             57,278,782
                                                                                                          -------------
            SPECIAL TAX--5.2%
 2,585,000  Chicago Illinois Sales Tax Revenue...................     Aaa/AA2          6.000   01/01/07       2,794,902
   510,000  Clark County Nevada--Las Vegas Convention & Visitors
            Authority............................................     Aaa/AA3          5.400   07/01/03         530,645
   500,000  Connecticut State Special Assessment Unemployment
            Compensation Advance Fund Revenue Series A...........     Aaa/AAA          4.500   05/15/99         503,285
   250,000  Connecticut State Special Obligation Revenue Series
            B....................................................     A1/AA-           4.300   10/01/03         244,753
 1,000,000  Connecticut State Special Obligation Revenue Series
            B....................................................     A1/AA-           6.100   09/01/08       1,093,190
   350,000  Illinois State Sales Tax Revenue Series V............     Aa3/AAA          5.625   06/15/01         364,767
   155,000  Kentucky Infrastructure Authority Series A,
            Unrefunded Balance,..................................      NR/A            7.625   08/01/03         167,295
   500,000  Metropolitan Pier & Exposition Authority (Mc Cormick
            Project) Series A....................................      A2/A+           5.600   06/15/01         519,545
   310,000  Municipal Assistance Corp. for City of New York
            Series D, AMBAC Insured+.............................     Aaa/AA2          5.250   07/01/02         320,171
   275,000  Municipal Assistance Corp. for City of New York
            Series E.............................................     Aa2/AA-          5.500   07/01/01         285,788
 2,000,000  Municipal Assistance Corp. for City of New York
            Series E.............................................     Aa2/AA-          6.000   07/01/05       2,148,300
 3,000,000  Municipal Assistance Corp. for City of New York
            Series E.............................................     Aa2/AA-          6.000   07/01/04       3,223,020
   990,000  Municipal Assistance Corp. for City of New York
            Series 68, Callable 7/01/99 @ 102....................     Aa2/AA           7.100   07/01/00       1,062,022
   500,000  New Mexico State Severance Tax Series B, Callable
            7/01/98 @100.........................................     Aa2/AA           4.300   07/01/99         500,775
                                                                                                          -------------
                                                                                                             13,758,458
                                                                                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
            STATE APPROPRIATION--9.9%
$  100,000  Connecticut State Resource Recovery Authority Series
            A....................................................     NR/AA-           5.750%  11/15/00   $     104,186
 1,980,000  Kentucky State Turnpike Authority Economic
            Development Road Revenue (Revitalization Projects)...      Aaa/A           5.300   07/01/04       2,050,191
 2,000,000  Kentucky State Turnpike Authority Economic
            Development Road Revenue (Revitalization Projects)...      Aaa/A           5.500   07/01/08       2,099,380
 1,000,000  Massachusetts Bay Transportation Authority Series
            A....................................................      A1/A+           5.400   03/01/08       1,029,360
 1,610,000  New York State Dormitory Authority Revenue, Series A,
            Unrefunded Balance, Callable 5/15/00 @102............    Baa1/BBB+         7.500   05/15/02       1,740,522
    50,000  New York State Dormitory Authority Revenue State
            University Educational Facilities Series A,
            Unrefunded Balance, Callable 5/15/99 @102............    Baa1/BBB+         7.000   05/15/03          52,621
   340,000  New York State Dormitory Authority Revenue State
            University Educational Facilities Series A...........    Baa1/BBB+         5.300   05/15/03         346,504
 2,475,000  New York State Dormitory Authority Revenue State
            University Educational Facilities Series B...........    Baa1/BBB+         5.100   05/15/02       2,495,023
 1,980,000  New York State Dormitory Authority Revenue State
            University Educational Facilities Series B...........    Baa1/BBB+         5.250   05/15/10       1,923,966
 1,980,000  New York State Local Government Assistance Corp.
            Series A.............................................      A3/A            6.700   04/01/00       2,097,216
 3,805,000  New York State Local Government Assistance Corp.
            Series A.............................................      A3/A            6.000   04/01/06       4,094,066
   300,000  New York State Local Government Assistance Corp.
            Series C.............................................      A3/A            4.300   04/01/99         300,333
 1,980,000  New York State Local Government Assistance Corp.
            Series C.............................................      A3/A            6.000   04/01/12       2,114,145
 1,500,000  New York State Urban Development Corp. Series A......    Baa1/BBB          5.450   01/01/07       1,521,105
 2,005,000  New York State Thruway Authority Service Contract
            Revenue, Callable 1/01/01 @102.......................    Baa1/BBB          7.000   01/01/02       2,159,886
 2,105,000  Port Seattle Washington Revenue Series A.............     Aaa/AA3          6.000   10/01/07       2,280,852
                                                                                                          -------------
                                                                                                             26,409,356
                                                                                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
            TRANSPORTATION--6.9%
$  500,000  Delaware Transportation Authority System Revenue.....      A1/AA           6.125%  07/01/03   $     535,545
 1,500,000  Kansas State Department of Transportation Highway
            Revenue Series A.....................................      Aa/AA           5.375   03/01/07       1,557,765
   385,000  Kentucky State Turnpike Authority Toll Road Revenue
            Series A, Unrefunded Balance.........................       A/A            8.500   07/01/04         390,224
 1,500,000  New York State Bridge Authority Revenue..............     Aa/AA-           5.000   01/01/07       1,513,560
 2,000,000  New Jersey State Highway Authority Garden State
            Parkway General Revenue..............................     A1/AA-           5.150   01/01/07       2,040,660
   640,000  New Jersey State Turnpike Authority Revenue..........     NR/AAA          10.375   01/01/03         754,400
   990,000  Pennsylvania State Turnpike Revenue Series O.........     Aaa/AAA          5.350   12/01/02       1,029,551
 3,630,000  Port Authority New York & New Jersey 52nd Series,
            Callable 11/01/99 @100...............................     A1/AA-           9.000   11/01/14       4,083,750
 2,750,000  Triborough Bridge & Tunnel Authority Series V,.......      Aa/A+           6.500   01/01/01       2,940,190
 1,000,000  Triborough Bridge & Tunnel Authority Series Q,
            Callable 1/01/00 @101.50.............................      Aa/A+           6.750   01/01/03       1,068,820
 2,130,000  Triborough Bridge & Tunnel Authority Series Q........      Aa/A+           6.750   01/01/09       2,441,001
                                                                                                          -------------
                                                                                                             18,355,466
                                                                                                          -------------
            UTILITIES--12.6%
 5,000,000  Austin Texas Utility System Revenue Series A.........     Aaa/A2           5.000   05/15/07       5,014,550
 1,915,000  Austin Texas Utility System Revenue Series A,
            Unrefunded Balance, Callable 11/15/98 @102...........      A2/A            7.250   11/15/03       2,030,417
 1,095,000  Consumers Public Power District--Nuclear Facility
            Revenue..............................................      A1/NR           5.100   01/01/03       1,095,120
   990,000  Georgia Municipal Electrical Authority Power Revenue
            Series Z.............................................      A3/A            5.000   01/01/04         991,633
 2,000,000  Grand River Authority Oklahoma Revenue, MBIA
            Insured+.............................................     Aaa/AAA          5.875   06/01/07       2,169,660
 1,000,000  Grant County Washington Public Utility District No.
            002..................................................     Aa3/A+           5.600   01/01/05       1,042,870
 1,000,000  Houston Texas Water Conveyance System Contract Series
            B....................................................     Aaa/AAA          7.000   12/15/04       1,139,900
 1,000,000  Intermountain Power Agency Utah Power Supply Revenue
            Series A, Callable 7/01/03 @102......................      A1/A+           5.200   07/01/06       1,015,690
 1,650,000  Jacksonville Florida Electrical Authority Revenue
            Series Two 1987A-1, Callable 10/01/97 @101.50........     Aa1/AA           7.500   10/01/02       1,689,122
 2,230,000  Nebraska Public Power District Revenue Series A......      A1/A+           4.500   01/01/00       2,239,433

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
$  150,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue............................     Aa2/A-           5.100%  06/15/00   $     153,213
   500,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue............................     Aa2/A-           5.200   06/15/01         514,010
 2,085,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue............................     Aa2/A-           5.750   06/15/08       2,208,432
   500,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue Series B...................     Aa2/A-           6.000   06/15/01         527,275
 1,000,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue Loan--C....................     Aaa/AAA          5.000   07/15/04       1,020,190
   990,000  New York State Environmental Facilities Corp.
            Pollution Control Revenue--Pooled Loan--B............     Aaa/AAA          4.950   05/15/07         994,861
 1,790,000  New York State Power Authority Series V, Callable
            1/01/98 @102.........................................     Aa/AA-           7.600   01/01/03       1,857,859
   990,000  New York State Power Authority Series V, Callable
            1/01/98 @102.........................................     Aa/AA-           7.875   01/01/07       1,028,927
 1,410,000  New York State Power Authority Revenue & General
            Purpose Series Y, Callable 1/01/01 @102..............     Aa/AA-           6.500   01/01/11       1,506,557
   500,000  Sabine River Authorities Texas Water Supply
            Facilities Revenue (Lake Fork Project)...............      NR/AA           6.100   12/01/97         504,480
   300,000  Salt River Project Arizona Agriculture Improvement &
            Power District Electrical System Revenue Series B....      Aa/AA           4.300   01/01/99         300,822
   500,000  San Antonio Texas Electrical & Gas Revenue...........     Aa1/AA           4.000   02/01/00         493,945
   990,000  San Antonio Texas Electrical & Gas Revenue
            Series A.............................................     Aa1/AA           7.000   02/01/99       1,031,283
 1,135,000  South Carolina Public Service Authority Revenue
            Series A, Callable 7/01/02 @102......................      Aa/A+           6.200   07/01/06       1,209,762
 1,000,000  South Carolina Public Service Authority Revenue
            Series A, Callable 1/01/03 @102......................     Aaa/AAA          5.500   07/01/07       1,037,290
   750,000  South Carolina State Public Authority Electrical
            Revenue & Electrical System Expansion, Callable
            8/07/97 @100.........................................     Aa/AAA           4.100   07/01/06         711,458
                                                                                                          -------------
                                                                                                             33,528,759
                                                                                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                      MOODY'S
PRINCIPAL                                                              /S&P        INTEREST    MATURITY      MARKET
  AMOUNT                                                              RATINGS        RATE        DATE         VALUE
----------                                                         -------------  -----------  ---------  -------------
            MUNICIPAL BONDS (CONTINUED)
            OTHER--0.9%
$1,770,000  New York NY City Industrial Development Agency Civic
            Facilities Revenue (Rockerfeller Foundation Project),
            Callable 7/01/03 @102................................     Aaa/AAA          5.250%  07/01/13   $   1,715,980
   200,000  New York State Dormitory Authority Revenue
            Metropolitan Museum of Art Series B, Floating Rate
            Notes, payable monthly, interest rate resets weekly,
            next interest rate reset date 7/02/97................     Aa1/AA+          4.000++ 07/01/23         200,000
   100,000  New York State Local Government Assistance Corp.
            Series A, payable monthly, interest rate resets
            weekly, next interest rate reset date 7/02/97........     Aa3/AA           4.000++ 04/01/22         100,000
    10,000  New York State Medical Care Facilities Financial
            Agency Revenue Series B..............................     Aa2/AAA          7.000   02/15/98          10,196
   250,000  Westchester County New York Industrial Development
            Agency Series A......................................     Aaa/AAA          4.850   07/01/00         253,483
                                                                                                          -------------
                                                                                                              2,279,659
                                                                                                          -------------
            TOTAL MUNICIPAL BONDS
            (Cost $253,625,272)..................................                                           264,265,941
                                                                                                          -------------
            TAX-EXEMPT MONEY MARKET FUND--1.1%
 2,863,036  Dreyfus Municipal Money Market Fund
            (Cost $2,863,036)....................................      NR/NR           3.420(a)               2,863,036
                                                                                                          -------------
            TOTAL INVESTMENTS
            (Cost $256,488,308) (b)--100.3%......................                                           267,128,977
            Other assets less liabilities--(0.3%)................                                              (897,023)
                                                                                                          -------------
            NET ASSETS--100%.....................................                                         $ 266,231,954
                                                                                                          -------------

NR  NOT RATED BY MOODY'S OR STANDARD & POOR'S ("S&P").
+ INSURED OR GUARANTEED BY THE INDICATED MUNICIPAL BOND INSURANCE CORPORATION. ++ REPRESENTS INTEREST RATE IN EFFECT JUNE 30, 1997 FOR FLOATING RATE NOTES.
(a)  REPRESENTS ANNUALIZED YIELD AT JUNE 30, 1997.
(b) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES. AT JUNE 30, 1997, NET UNREALIZED APPRECIATION WAS $10,640,669 BASED ON COST FOR FEDERAL INCOME TAX PURPOSES. THIS CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $11,027,951 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $387,282.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    (Identified cost $256,488,308)......  $267,128,977
  Cash..................................        11,783
  Receivables:
    Investments sold....................     2,842,923
    Interest............................     4,661,693
    Capital stock sold..................         1,962
                                          ------------
      TOTAL ASSETS......................   274,647,338
                                          ------------
LIABILITIES:
  Payables:
    Investments purchased...............     6,389,614
    Capital stock repurchased...........       688,006
    Dividends...........................       960,503
    Services provided by The Bank of New
      York and Administrator............       334,527
  Accrued expenses and other
    liabilities.........................        42,734
                                          ------------
    TOTAL LIABILITIES...................     8,415,384
                                          ------------
NET ASSETS:.............................  $266,231,954
                                          ------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $    255,001
  Capital surplus.......................   254,746,234
  Accumulated net realized gain on
    investments.........................       590,050
  Net unrealized appreciation on
    investments.........................    10,640,669
                                          ------------
NET ASSETS..............................  $266,231,954
                                          ------------
INSTITUTIONAL SHARES:
  Net assets............................  $266,229,922
                                          ------------
  Shares Outstanding....................    26,339,719
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      10.11
                                          ------------
INVESTOR SHARES:
  Net assets............................  $      2,032
                                          ------------
  Shares Outstanding....................           201
                                          ------------
  Net asset value, offering price and
    repurchase price per share..........  $      10.11
                                          ------------
Institutional Shares authorized at $.001
  par value.............................   200,000,000
Investor Shares authorized at $.001 par
  value.................................   200,000,000

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD APRIL 1, 1997* THROUGH
                           JUNE 30, 1997* (UNAUDITED)

INVESTMENT INCOME:
  Interest...............................  $ 3,444,686
                                           -----------
EXPENSES:
  Advisory...............................      328,198
  Administration.........................      131,280
  Accounting services....................       14,956
  Custodian..............................       12,366
  Cash management........................        6,183
  Transfer agent.........................       19,945
  Audit..................................        3,383
  Directors..............................        1,746
  Reports to shareholders................        8,477
  Registration and filings...............        6,482
  Legal..................................        2,019
  Other..................................        3,068
                                           -----------
    TOTAL EXPENSES.......................      538,103
                                           -----------
    NET INVESTMENT INCOME................    2,906,583
                                           -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS--
  Net realized gain on investments.......      590,050
  Increase in unrealized appreciation on
    investments during the period........   10,640,669
                                           -----------
  Net realized and unrealized gain on
    investments..........................   11,230,719
                                           -----------
  Net increase in net assets resulting
    from operations......................  $14,137,302
                                           -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

OPERATIONS:
Net investment income...................................................................  $ 2,906,583
Net realized gain on investments........................................................      590,050
Increase in unrealized appreciation on investments during the period....................   10,640,669
                                                                                          -----------
  Net increase in net assets resulting from operations..................................   14,137,302
                                                                                          -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Institutional Shares............................   (2,906,569)
                                        Investor Shares.................................          (14)
                                                                                          -----------
                                                                                           (2,906,583)
                                                                                          -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Institutional Shares................................  260,650,850
                                    Investor Shares.....................................        2,000
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares........        8,789
                                                            Investor Shares.............            7
  Cost of capital stock repurchased: Institutional Shares...............................   (5,660,411)
                                     Investor Shares....................................          -0-
                                                                                          -----------
    Increase in net assets resulting from capital stock transactions....................  255,001,235
                                                                                          -----------
      INCREASE IN NET ASSETS............................................................  266,231,954
NET ASSETS:
  Beginning of period...................................................................          -0-
                                                                                          -----------
  End of period.........................................................................  $266,231,954
                                                                                          -----------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Institutional Shares.....................................................   26,900,800
               Investor Shares..........................................................          200
  Shares issued on reinvestment of dividends: Institutional Shares......................          873
                                              Investor Shares...........................            1
  Shares repurchased: Institutional Shares..............................................     (561,954)
                      Investor Shares...................................................          -0-
                                                                                          -----------
    Net increase........................................................................   26,339,920
  Shares outstanding, beginning of period...............................................          -0-
                                                                                          -----------
  Shares outstanding, end of period.....................................................   26,339,920
                                                                                          -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON INTERMEDIATE TAX-EXEMPT FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL
                                                                    SHARES      INVESTOR SHARES
                                                                 -------------  ---------------
                                                                    FOR THE
                                                                 PERIOD APRIL   FOR THE PERIOD
                                                                   1, 1997*      MAY 1, 1997*
                                                                 THROUGH JUNE    THROUGH JUNE
                                                                    30,1997         30,1997
                                                                 -------------  ---------------
PER SHARE DATA:
Net asset value at beginning of period.........................    $   10.00       $   10.01
                                                                 -------------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................         0.11            0.07
Net realized and unrealized gain on investments................         0.11            0.10
                                                                 -------------        ------
  Total from investment operations.............................         0.22            0.17
                                                                 -------------        ------
DIVIDENDS
Dividends from net investment income...........................        (0.11)          (0.07)
                                                                 -------------        ------
Net asset value at end of period...............................    $   10.11       $   10.11
                                                                 -------------        ------
TOTAL RETURN:..................................................         2.22%**         1.89%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................    $ 266,230       $       2
Ratio to average net assets of:
  Expenses.....................................................         0.82%***         1.11%***
  Net investment income........................................         4.43%***         4.06%***
Portfolio turnover rate........................................           11%             11%

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               COMMERCIAL PAPER--37.1%
               AGRIBUSINESS--1.2%
$  15,000,000  Cargill Inc, 5.54%+,
               8/25/97...................  $   14,873,042
                                           --------------
               ASSET BACKED SECURITIES--CREDIT
               CARDS--1.2%
   15,000,000  Riverwoods Funding
               Corporation, 5.56%+,
               7/30/97...................      14,932,817
                                           --------------
               BANK HOLDING COMPANIES--1.2%
   15,000,000  J.P. Morgan & Company,
               5.54%+, 9/22/97...........      14,808,408
                                           --------------
               BANK--FOREIGN INSTITUTIONS--2.8%
   15,000,000  ABN Amro, 5.29%+,
               7/28/97...................      14,940,488
   20,000,000  Credit Suisse, 5.80%+,
               10/20/97..................      19,642,333
                                           --------------
                                               34,582,821
                                           --------------
               BROKERAGE SERVICES--0.8%
   10,000,000  Merrill Lynch & Co., Inc,
               5.56%+, 7/14/97...........       9,979,922
                                           --------------
               CHEMICALS--BASIC--2.0%
   10,000,000  du Pont (E.I) de Nemours &
               Company, 5.54%+,
               9/03/97...................       9,901,511
   15,000,000  du Pont (E.I) de Nemours &
               Company, 5.61%+,
               11/04/97..................      14,705,475
                                           --------------
                                               24,606,986
                                           --------------
               CONGLOMERATES--1.6%
   20,000,000  Allied--Signal Inc.,
               5.53%+, 7/03/97...........      19,993,856
                                           --------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               COMMERCIAL PAPER (CONTINUED)
               ELECTRICAL & ELECTRONIC EQUIPMENT-- 3.7%
$  25,000,000  General Electric Company,
               5.57%+, 7/01/97...........  $   25,000,000
   20,000,000  International Business
               Machines, 5.54%+,
               8/05/97...................      19,892,278
                                           --------------
                                               44,892,278
                                           --------------
               FINANCE COMPANIES--
               NON-CAPTIVE & INDEPENDENT--3.6%
   25,000,000  Associates Corporation Of
               North America, 5.53%+,
               7/23/97...................      24,915,514
   10,000,000  Associates Corporation Of
               North America, 5.54%+,
               10/01/97..................       9,858,422
   10,000,000  General Electric Capital
               Corporation, 5.65%+,
               1/12/98...................       9,693,958
                                           --------------
                                               44,467,894
                                           --------------
               FOOD PROCESSING--3.7%
   20,000,000  Archer Daniels Midland
               Company, 5.55%+,
               7/17/97...................      19,950,667
   25,000,000  Campbell Soup Corporation,
               5.50%+, 7/07/97...........      24,977,083
                                           --------------
                                               44,927,750
                                           --------------
               FOREIGN GOVERNMENT & RELATED
               ISSUES--AUSTRALIA--0.8%
   10,000,000  Wool International,
               5.61%+, 11/14/97..........       9,788,067
                                           --------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               COMMERCIAL PAPER (CONTINUED)
               FOREIGN RETAIL SPECIALTY--1.6%
$  10,000,000  St. Michael Finance LTD,
               5.56%+, 8/19/97...........  $    9,924,322
   10,000,000  St. Michael Finance LTD,
               5.58%+, 9/22/97...........       9,871,350
                                           --------------
                                               19,795,672
                                           --------------
               INSURANCE--NON HEALTH--2.0%
   25,000,000  Prudential Funding,
               5.53%+, 7/10/97...........      24,965,438
                                           --------------
               LEASING (WHOLESALE & RETAIL)--AUTOS,
               TRUCKS & RV'S--2.4%
   15,000,000  Ford Motor Credit Company,
               5.54%+, 8/08/97...........      14,912,283
   15,000,000  Ford Motor Credit Company,
               5.54%+, 8/14/97...........      14,898,433
                                           --------------
                                               29,810,716
                                           --------------
               NON-BANKING HOLDING COMPANIES-- 2.0%
   10,000,000  USAA Capital Corporation,
               5.63%+, 10/28/97..........       9,813,897
   15,000,000  USAA Capital Corporation,
               5.56%+, 8/18/97...........      14,888,800
                                           --------------
                                               24,702,697
                                           --------------
  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               COMMERCIAL PAPER (CONTINUED)
               OIL--INTEGRATED--2.8%
$  34,000,000  Amoco Company, 5.55%+,
               8/01/97...................  $   33,837,508
                                           --------------
               PHARMACEUTICAL, HEALTH CARE, COSMETICS &
               SOAP--0.8%
   10,000,000  Schering Corporation,
               5.58%+, 9/16/97...........       9,880,650
                                           --------------
               TELECOMMUNICATIONS--2.9%
   15,000,000  BellSouth
               Telecommunications Inc.,
               5.52%+, 7/14/97...........      14,970,100
   10,000,000  BellSouth
               Telecommunications Inc.,
               5.52%+, 7/09/97...........       9,987,733
   10,000,000  Southwestern Bell
               Telephone Company, 5.53%+,
               8/28/97...................       9,910,906
                                           --------------
                                               34,868,739
                                           --------------
               TOTAL COMMERCIAL PAPER
               (Cost $455,715,261).......     455,715,261
                                           --------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               UNITED STATES GOVERNMENT AGENCIES &
               OBLIGATIONS--13.4%
               UNITED STATES GOVERNMENT AGENCY
               SECURITIES--6.1%
$  12,000,000  Federal Farm Credit Bank,
               5.85%, 10/01/97...........  $   12,001,745
               Federal Home Loan Bank,
    5,300,000  5.61%, 12/18/97...........       5,299,753
   10,000,000  5.29%+, 7/18/97...........       9,975,019
    5,000,000  5.675%, 2/12/98...........       5,000,415
    5,000,000  5.80%, 6/12/98............       4,998,874
    5,000,000  5.80%, 6/12/98............       4,998,473
               Federal National Mortgage
               Association,
    6,000,000  5.32%+, 10/02/97..........       5,917,540
    8,000,000  5.50%, 2/18/98............       7,994,203
    8,000,000  5.51%, 2/24/98............       7,996,922
               Student Loan Marketing
               Association,
   10,000,000  5.615%, 10/29/97..........       9,997,736
                                           --------------
                                               74,180,680
                                           --------------
               UNITED STATES TREASURY NOTES--7.3%
    8,000,000  5.625%, 8/31/97...........       7,996,280
   16,000,000  5.625%, 1/31/98...........      15,990,335
   25,000,000  5.125%, 2/28/98...........      24,897,082
   26,000,000  5.00%, 1/31/98............      25,894,403
   15,000,000  5.875%, 4/30/98...........      15,006,171
                                           --------------
                                               89,784,271
                                           --------------
               TOTAL UNITED STATES
               GOVERNMENT AGENCIES &
               OBLIGATIONS
               (Cost $163,964,951).......     163,964,951
                                           --------------
  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               TIME DEPOSITS--3.7%
$  20,000,000  Harris Trust Bank Of
               Chicago, 6.125%,
               7/01/97...................  $   20,000,000
   25,000,000  Suntrust Bank Of Atlanta,
               7.00%, 7/01/97............      25,000,000
                                           --------------
               TOTAL TIME DEPOSITS
               (Cost $45,000,000)........      45,000,000
                                           --------------
               FLOATING RATE NOTES--1.2%
               BROKERAGE SERVICES--1.2%
   15,000,000  Bear Stearns Companies,
               Inc; 5.72%+, payable
               quarterly, interest rate
               resets monthly, next
               interest rate reset date
               7/03/97, final maturity
               10/03/97
               (Cost $15,000,000)........      15,000,000
                                           --------------
               FIXED RATE DEBT
               OBLIGATIONS--1.8%
               BANK HOLDING COMPANIES--1.8%
   12,000,000  FCC National Bank, 5.70%,
               10/30/97..................      12,003,650
   10,000,000  Northern Trust Company,
               5.65%, 10/09/97...........       9,997,231
                                           --------------
               TOTAL FIXED RATE DEBT
               OBLIGATIONS
               (Cost $22,000,881)........      22,000,881
                                           --------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               CERTIFICATE OF DEPOSIT--2.2%
               BANK HOLDING COMPANIES--2.2%
$  20,000,000  Regions Bank, 5.73%,
               7/28/97...................  $   20,000,000
    7,000,000  Westpac Banking
               Corporation, 5.83%
               1/15/98...................       7,003,455
                                           --------------
               TOTAL CERTIFICATE OF
               DEPOSIT
               (Cost $27,003,455)........      27,003,455
                                           --------------
               CORPORATE NOTE--0.8%
   10,000,000  Heinz (HJ) Company, 5.50%,
               09/15/97 (Cost
               $9,995,800)...............       9,995,800
                                           --------------
               BANK NOTE--0.8%
   10,000,000  Wachovia Bank of North
               Carolina, 6.15%, 5/06/98
               (Cost $9,991,403).........       9,991,403
                                           --------------
               CORPORATE BOND--0.7%
    8,300,000  Wisconsin Electric Power,
               5.875%, 10/01/97
               (Cost $8,304,503).........       8,304,503
                                           --------------
               REPURCHASE AGREEMENTS--38.4%
               REPURCHASE AGREEMENTS WITH BARCLAYS
               DEZOETE WEDD--8.2%
  100,000,000  6.10%, due 7/01/97,
               repurchase price
               $100,016,944 (Collateral--
               Federal Farm Credit Bank
               Bonds, 0.00%-11.90%,
               8/01/97-5/01/98; Federal
               Home Loan Bank Notes/
               Bonds, 0.00%-6.23%,
               7/10/97-10/25/05; Federal
               Home Loan Mortgage
               Corporation Notes/Bonds,
  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               REPURCHASE AGREEMENTS (CONTINUED)

               0.00%-7.82%,
               7/03/97-4/10/07; Federal
               National Mortgage
               Association Notes,
               0.00%-8.25%,
               7/02/97-12/10/03;
               International Bank for
               Reconstruction and
               Development Debt, 5.25%,
               9/16/03; Student Loan
               Mortgage Association Bond;
               5.82%, 2/06/01; aggregated
               market plus accrued
               interest $102,003,455)
               (Cost $100,000,000).......  $  100,000,000
                                           --------------
               REPURCHASE AGREEMENTS WITH DEAN WITTER
               REYNOLDS--8.2%
$ 100,000,000  6.10%, due 7/01/97
               repurchase price
               $100,016,944 (Collateral--
               Federal Home Loan Mortgage
               Corporation
               Mortgage-backed
               securities, 6.22%-9.50%,
               11/01/97-3/01/25; Federal
               National Mortgage
               Association Bonds/
               Mortgage-backed
               securities, 5.00%-7.50%,
               5/01/11-7/25/23;
               aggregated market value
               plus accrued interest
               $103,000,000)
               (Cost $100,000,000).......     100,000,000
                                           --------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENTS WITH DEUSTCHE BANK
               AG--8.2%
$ 100,000,000  5.98%, due 7/01/97
               repurchase price
               $100,016,611 (Collateral--
               Federal Home Loan Mortgage
               Corporation Bond, 6.50%,
               12/15/23; Federal National
               Mortgage Association Bond,
               6.50%, 3/25/24; Government
               National Mortgage
               Association Mortgage-
               backed, 6.50%-9.50%,
               1/01/00-8/15/25;
               aggregated market value
               plus accrued interest
               $103,002,326) (Cost
               $100,000,000).............  $  100,000,000
                                           --------------
               REPURCHASE AGREEMENTS WITH GOLDMAN SACHS &
               CO.--2.4%
   30,491,000  5.85%, due 7/01/97
               repurchase price
               $30,495,955 (Collateral--
               United States Treasury
               Bond, 6.25%, 8/15/23;
               aggregated market value
               plus accrued interest
               $31,100,894) (Cost
               $30,491,000)..............      30,491,000
                                           --------------
  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               REPURCHASE AGREEMENTS (CONTINUED)
               REPURCHASE AGREEMENTS WITH GOLDMAN SACHS &
               CO.--3.7%
$  45,000,000  6.00%, due 7/01/97
               repurchase price
               $45,007,500 (Collateral--
               African Development Bank
               Debt, 9.30%, 7/01/00;
               Asian Development Bank
               Debt, 8.50%, 5/02/01;
               Federal Farm Credit Bank
               Notes, 5.42%-6.86%,
               8/04/98-7/23/99; Federal
               Home Loan Bank Notes,
               5.22%-8.63%,
               3/05/98-4/03/06;
               International Bank of
               Reconstruction and
               Development Debt,
               7.625%-8.75%,
               4/01/98-1/19/23; Student
               National Mortgage
               Association Notes,
               6.61%-6.76%,
               11/29/99-5/19/00;
               aggregated market value
               plus accrued interest
               $45,904,295) (Cost
               $45,000,000)..............  $   45,000,000
                                           --------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

  PRINCIPAL                                    MARKET
   AMOUNT                                      VALUE
-------------                              --------------
               REPURCHASE AGREEMENTS WITH SMITH BARNEY
               INC.--7.7%
$  95,000,000  6.02%, due 7/01/97
               repurchase price
               $95,015,886 (Collateral--
               Asian Development Bank
               Debt, 9.125%, 6/01/00;
               Federal Home Loan Mortgage
               Corporation Bonds,
               6.15%-10.00%,
               5/15/06-11/15/25; Federal
               National Mortgage
               Association Bonds,
               5.25%-7.069%,
               7/25/06-12/25/22;
               International Bank for
               Reconstruction and
               Development Debts,
               0.00-8.79%,
               2/15/98-2/15/09;
               aggregated market value
               plus accrued interest
               $97,814,738) (Cost
               $95,000,000)..............  $   95,000,000
                                           --------------

                                               MARKET
                                               VALUE
                                           --------------
               TOTAL REPURCHASE
               AGREEMENTS--
               (Cost $470,491,000).......  $  470,491,000
                                           --------------
               TOTAL INVESTMENTS--
               (Cost $1,227,467,254)
               (a)--100.1%...............   1,227,467,254
               Other assets less
               liabilities--(0.1%).......      (1,396,720)
                                           --------------
               NET ASSETS--100%..........  $1,226,070,534
                                           --------------

(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.
+ REPRESENTS YIELD AT TIME OF PURCHASE FOR COMMERCIAL PAPER, DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS, AND INTEREST RATE IN EFFECT AT JUNE 30, 1997 FOR FLOATING RATE NOTES.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value,
    including repurchase agreements of
    $470,491,000 (Identified cost
    $1,227,467,254)....................  $1,227,467,254
  Cash.................................         181,388
  Receivables:
    Investments sold...................     533,350,000
    Interest...........................       4,593,411
    Capital stock sold.................      21,588,024
  Deferred organization costs and other
    assets.............................          98,139
                                         --------------
      TOTAL ASSETS.....................   1,787,278,216
                                         --------------
LIABILITIES:
  Payables:
    Investments purchased..............     515,491,000
    Capital stock repurchased..........      39,566,021
    Dividends..........................       5,358,057
    Services provided by The Bank of
      New York and Administrator.......         708,666
  Accrued expenses and other
    liabilities........................          83,938
                                         --------------
    TOTAL LIABILITIES..................     561,207,682
                                         --------------
NET ASSETS:............................  $1,226,070,534
                                         --------------
SOURCES OF NET ASSETS:
  Capital stock @ par..................  $    1,226,052
  Capital surplus......................   1,224,825,876
  Accumulated net realized gain on
    investments........................          18,606
                                         --------------
NET ASSETS.............................  $1,226,070,534
                                         --------------
HAMILTON SHARES:
  Net assets...........................  $  686,747,480
                                         --------------
  Shares Outstanding...................     686,736,454
                                         --------------
  Net asset value, offering price and
    repurchase price per share.........  $         1.00
                                         --------------
HAMILTON PREMIER SHARES:
  Net assets...........................  $  522,264,854
                                         --------------
  Shares Outstanding...................     522,257,507
                                         --------------
  Net asset value, offering price and
    repurchase price per share.........  $         1.00
                                         --------------
HAMILTON CLASSIC SHARES:
  Net assets...........................  $   17,058,200
                                         --------------
  Shares Outstanding...................      17,057,967
                                         --------------
  Net asset value, offering price and
    repurchase price per share.........  $         1.00
                                         --------------
Hamilton Shares authorized at $.001 par
  value................................   3,000,000,000
Hamilton Premier Shares authorized at
  $.001 par value......................   3,000,000,000
Hamilton Classic Shares authorized at
  $.001 par value......................   3,000,000,000

                            STATEMENT OF OPERATIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Interest...............................  $34,066,262
                                           -----------
EXPENSES:
  Advisory...............................      618,648
  Administration.........................      618,648
  12b-1 fee--Hamilton Classic Shares.....       19,333
  Servicing fee: Hamilton Premier
                 Shares..................      600,098
              Hamilton Classic Shares....       19,332
  Accounting services....................       29,762
  Custodian..............................       64,620
  Cash management .......................       24,857
  Transfer agent: Hamilton Shares........       15,974
               Hamilton Premier Shares...       24,115
               Hamilton Classic Shares...        8,846
  Audit .................................       29,729
  Insurance..............................       16,107
  Directors..............................        6,285
  Reports to shareholders ...............       12,778
  Registration and filings...............       48,822
  Legal..................................       21,567
  Other..................................       47,411
                                           -----------
    TOTAL EXPENSES.......................    2,226,932
                                           -----------
    NET INVESTMENT INCOME................   31,839,330
  Net realized gain on investments.......       18,606
                                           -----------
  Net increase in net assets resulting
    from operations......................  $31,857,936
                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                             JUNE 30, 1997      DECEMBER 31, 1996
                                                                           ------------------  -------------------
OPERATIONS:
  Net investment income..................................................   $     31,839,330     $    57,040,613
  Net realized gain on investments.......................................             18,606                 -0-
                                                                           ------------------  -------------------
    Net increase in net assets resulting from operations.................         31,857,936          57,040,613
                                                                           ------------------  -------------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares..................        (19,492,471)        (35,659,908)
                                        Hamilton Premier Shares..........        (11,991,176)        (20,772,078)
                                        Hamilton Classic Shares..........           (355,683)           (608,627)
                                                                           ------------------  -------------------
                                                                                 (31,839,330)        (57,040,613)
                                                                           ------------------  -------------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares......................      1,567,863,949       2,408,255,035
                                    Hamilton Premier Shares..............      2,360,206,377       4,388,644,318
                                    Hamilton Classic Shares..............         14,794,019          28,058,002
  Proceeds from shares issued on
    reinvestment of dividends: Hamilton Shares...........................          1,776,025           4,380,461
                               Hamilton Premier Shares...................          5,599,715          11,294,784
                               Hamilton Classic Shares...................            282,259             599,324
  Cost of capital stock repurchased: Hamilton Shares.....................     (1,492,327,554)     (2,407,263,969)
                                     Hamilton Premier Shares ............     (2,307,307,035)     (4,276,343,748)
                                     Hamilton Classic Shares.............        (11,496,705)        (18,277,323)
                                                                           ------------------  -------------------
    Increase in net assets resulting from capital stock transactions.....        139,391,050         139,346,884
                                                                           ------------------  -------------------
      INCREASE IN NET ASSETS.............................................        139,409,656         139,346,884
NET ASSETS:
  Beginning of period....................................................      1,086,660,878         947,313,994
                                                                           ------------------  -------------------
  End of period..........................................................   $  1,226,070,534     $ 1,086,660,878
                                                                           ------------------  -------------------
CHANGE IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares...........................................      1,567,863,949       2,408,255,035
               Hamilton Premier Shares...................................      2,360,206,377       4,388,644,318
               Hamilton Classic Shares...................................         14,794,019          28,058,002
  Shares issued on reinvestment of dividends: Hamilton Shares............          1,776,025           4,380,461
                                              Hamilton Premier Shares....          5,599,715          11,294,784
                                              Hamilton Classic Shares ...            282,259             599,324
  Shares repurchased: Hamilton Shares....................................     (1,492,327,554)     (2,407,263,969)
                      Hamilton Premier Shares............................     (2,307,307,035)     (4,276,343,748)
                      Hamilton Classic Shares............................        (11,496,705)        (18,277,323)
                                                                           ------------------  -------------------
    Net increase.........................................................        139,391,050         139,346,884
  Shares outstanding, beginning of period................................      1,086,660,878         947,313,994
                                                                           ------------------  -------------------
  Shares outstanding, end of period......................................      1,226,051,928       1,086,660,878
                                                                           ------------------  -------------------

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                       HAMILTON SHARES
                                                              -----------------------------------------------------------------
                                                                                                                     FOR THE
                                                                                                                      PERIOD
                                                                SIX                                                 AUGUST 7,
                                                               MONTHS                                                 1992*
                                                               ENDED              YEAR ENDED DECEMBER 31,            THROUGH
                                                              JUNE 30,     --------------------------------------  DECEMBER 31,
                                                                1997         1996      1995      1994      1993        1992
                                                              --------     --------  --------  --------  --------  ------------
PER SHARE DATA:
Net asset value at beginning of period......................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00    $   1.00
                                                              --------     --------  --------  --------  --------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................     0.026        0.052     0.057     0.040     0.030       0.012
                                                              --------     --------  --------  --------  --------  ------------
DIVIDENDS
Dividends from net investment income........................    (0.026)      (0.052)   (0.057)   (0.040)   (0.030)     (0.012)
                                                              --------     --------  --------  --------  --------  ------------
Net asset value at end of period............................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00    $   1.00
                                                              --------     --------  --------  --------  --------  ------------
TOTAL RETURN:...............................................      2.63%**      5.30%     5.84%     4.02%     3.03%       1.26%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).................  $686,747     $609,424  $604,053  $235,220  $307,395    $135,852
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York.........      0.25%***     0.27%     0.26%     0.30%     0.27%       0.20%***
  Expenses, prior to waiver from The Bank of New York.......      0.25%***     0.27%     0.26%     0.32%     0.32%       0.49%***
  Net investment income, net of waiver from The Bank of New
    York....................................................      5.25%***     5.17%     5.67%     3.92%     2.97%       3.11%***

*   COMMENCEMENT OF INVESTMENT OPERATIONS.
**  NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                                   HAMILTON PREMIER SHARES
                                                                        ---------------------------------------------
                                                                                                           FOR THE
                                                                                                            PERIOD
                                                                          SIX                             AUGUST 15,
                                                                         MONTHS          YEAR ENDED         1994*
                                                                         ENDED          DECEMBER 31,       THROUGH
                                                                        JUNE 30,     ------------------  DECEMBER 31,
                                                                          1997         1996      1995        1994
                                                                        --------     --------  --------  ------------
PER SHARE DATA:
Net asset value at beginning of period................................  $   1.00     $   1.00  $   1.00    $   1.00
                                                                        --------     --------  --------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................     0.025        0.049     0.054       0.017
                                                                        --------     --------  --------  ------------
DIVIDENDS
Dividends from net investment income..................................    (0.025)      (0.049)   (0.054)     (0.017)
                                                                        --------     --------  --------  ------------
Net asset value at end of period......................................  $   1.00     $   1.00  $   1.00    $   1.00
                                                                        --------     --------  --------  ------------
TOTAL RETURN:.........................................................      2.50%**      5.03%     5.54%       1.69%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........................  $522,265     $463,759  $340,163    $107,799
Ratio to average net assets of:
  Expenses............................................................      0.51%***     0.53%     0.54%       0.61%***
  Net investment income...............................................      5.00%***     4.91%     5.40%       4.40%***

*   COMMENCEMENT OF INVESTMENT OPERATIONS.
**  NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON MONEY FUND

--------------------------------------------------------------------------------

                                                                                           HAMILTON CLASSIC SHARES
                                                                                  -----------------------------------------
                                                                                                                 FOR THE
                                                                                                                  PERIOD
                                                                                    SIX                        DECEMBER 4,
                                                                                   MONTHS                         1995*
                                                                                   ENDED         YEAR ENDED      THROUGH
                                                                                  JUNE 30,      DECEMBER 31,   DECEMBER 31,
                                                                                    1997            1996           1995
                                                                                  --------      ------------   ------------
PER SHARE DATA:
Net asset value at beginning of period..........................................  $  1.00         $  1.00        $  1.00
                                                                                  --------      ------------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...........................................................    0.023           0.046          0.004
                                                                                  --------      ------------   ------------
DIVIDENDS
Dividends from net investment income............................................   (0.023)         (0.046)        (0.004)
                                                                                  --------      ------------   ------------
Net asset value at end of period................................................  $  1.00         $  1.00        $  1.00
                                                                                  --------      ------------   ------------
TOTAL RETURN:...................................................................     2.30%**         4.73%          0.40%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted).....................................  $17,058         $13,478        $ 3,098
Ratio to average net assets of:
  Expenses......................................................................     0.91%***        0.82%          0.76%***
  Net investment income.........................................................     4.60%***        4.67%          5.18%***

*   COMMENCEMENT OF INVESTMENT OPERATIONS.
**  NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON TREASURY MONEY FUND

       SCHEDULE OF INVESTMENTS

       JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

 PRINCIPAL                                       MARKET
   AMOUNT                                        VALUE
------------                                  ------------
              UNITED STATES GOVERNMENT OBLIGATION--31.5%
$ 20,000,000  United States Treasury Bill,
              4.85%+, 7/17/97
              (Cost $19,956,889)............  $ 19,956,889
                                              ------------
              REPURCHASE AGREEMENTS--37.1%
              REPURCHASE AGREEMENTS WITH BARCLAYS DEZOETE
              WEDD--7.9%
   5,000,000  5.90%, due 7/01/97, repurchase
              price $5,000,819
              (Collateral--United States
              Treasury Bond, 8.75%, 5/15/17;
              aggregate market value plus
              accrued interest $5,100,102)
              (Cost $5,000,000).............     5,000,000
                                              ------------
              REPURCHASE AGREEMENTS WITH DEUTSCHE BANK
              AG--7.9%
   5,000,000  5.95%, due 7/01/97 repurchase
              price $5,000,826
              (Collateral-United States
              Treasury Strips,
              5/15/07-8/15/24; United States
              Treasury Note, 6.625%,
              5/15/07; aggregate market
              value plus accrued interest
              $5,100,046)
              (Cost $5,000,000).............     5,000,000
                                              ------------
              REPURCHASE AGREEMENTS WITH GOLDMAN SACHS &
              CO.--11.7%
   7,440,000  5.85%, due 7/01/97 repurchase
              price $7,441,209
              (Collateral--United States
              Treasury Note, 6.25%, 5/31/99;
              aggregate market value plus
              accrued interest $7,589,558)
              (Cost $7,440,000).............     7,440,000
                                              ------------

 PRINCIPAL                                       MARKET
   AMOUNT                                        VALUE
------------                                  ------------
              REPURCHASE AGREEMENTS (CONTINUED)
              REPURCHASE AGREEMENTS WITH MORGAN STANLEY &
              CO.--4.8%
$  3,000,000  5.75%, due 7/01/97 repurchase
              price $3,000,479
              (Collateral--United States
              Treasury Bill, zero coupon,
              9/04/97; aggregate market
              value plus accrued interest
              $3,081,136)
              (Cost $3,000,000).............  $  3,000,000
                                              ------------
              REPURCHASE AGREEMENTS WITH SMITH BARNEY
              INC.--4.8%
   3,000,000  5.95%, due 7/01/97 repurchase
              price $3,000,496
              (Collateral--Federal National
              Mortgage Association Bond,
              6.50%, 7/25/18; aggregate
              market value plus accrued
              interest $3,090,000)
              (Cost $3,000,000).............     3,000,000
                                              ------------
              TOTAL REPURCHASE AGREEMENTS--
              (Cost $23,440,000)............    23,440,000
                                              ------------
              TOTAL INVESTMENTS--
              (Cost
              $43,396,889)(a)--68.6%........    43,396,889
              Other assets less
              liabilities--31.4%............    19,889,157
                                              ------------
              NET ASSETS--100%..............  $ 63,286,046
                                              ------------

(a) THE COST STATED ALSO REPRESENTS THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES.
+ REPRESENTS DISCOUNTED RATE AT TIME OF PURCHASE FOR UNITED STATES GOVERNMENT OBLIGATION.

SEE NOTES TO FINANCIAL STATEMENTS.

        BNY HAMILTON TREASURY MONEY FUND
        STATEMENT OF ASSETS AND LIABILITIES

         JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

ASSETS:
  Investments at market value, including
    repurchase agreements of $23,440,000
    (Identified cost $43,396,889).......  $  43,396,889
  Cash..................................            487
  Receivables:
    Investments sold....................     83,500,700
    Interest............................         32,356
    Receivable due from The Bank of New
      York and Administrator............         25,050
    Capital stock sold..................      2,328,803
                                          -------------
    TOTAL ASSETS........................    129,284,285
                                          -------------
LIABILITIES:
  Payables:
    Investments purchased...............     63,367,306
    Capital stock repurchased...........      2,475,494
    Dividends...........................        115,104
    Services provided by The Bank of New
      York and Administrator............         31,520
  Accrued expenses and other
    liabilities.........................          8,815
                                          -------------
    TOTAL LIABILITIES...................     65,998,239
                                          -------------
NET ASSETS:.............................  $  63,286,046
                                          -------------
SOURCES OF NET ASSETS:
  Capital stock @ par...................  $      63,286
  Capital surplus.......................     63,222,860
  Accumulated net realized loss on
    investments.........................           (100)
                                          -------------
NET ASSETS..............................  $  63,286,046
                                          -------------
HAMILTON SHARES:
  Net assets............................  $   7,154,647
                                          -------------
  Shares Outstanding....................      7,154,658
                                          -------------
  Net asset value, offering price and
    repurchase price per share..........  $        1.00
                                          -------------
HAMILTON PREMIER SHARES:
  Net assets............................  $  56,131,399
                                          -------------
  Shares Outstanding....................     56,131,488
                                          -------------
  Net asset value, offering price and
    repurchase price per share..........  $        1.00
                                          -------------
Hamilton Shares authorized at $.001 par
  value.................................  2,000,000,000
Hamilton Premier Shares authorized at
  $.001 par value.......................  2,000,000,000

                            STATEMENT OF OPERATIONS

        FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................  $ 230,958
EXPENSES:
  Advisory..................................      4,270
  Administration............................      4,270
  Servicing fee: Hamilton Premier Shares....      6,821
  Accounting services.......................     14,956
  Custodian.................................      4,438
  Cash management...........................      1,496
  Transfer agent: Hamilton Shares...........      1,249
               Hamilton Premier Shares......      1,581
  Audit.....................................      1,364
  Directors.................................      1,746
  Reports to shareholders...................      1,321
  Registration and filings..................      1,870
  Legal.....................................        897
  Other.....................................        675
                                              ---------
    TOTAL EXPENSES..........................     46,954
  Fees waived/reimbursed by the Bank of New
    York....................................    (29,320)
                                              ---------
    NET EXPENSES............................     17,634
                                              ---------
    NET INVESTMENT INCOME...................    213,324
  Net realized loss on investments..........       (100)
                                              ---------
  Net increase in net assets resulting from
    operations..............................  $ 213,224
                                              ---------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON TREASURY MONEY FUND

       STATEMENT OF CHANGES IN NET ASSETS

       FOR THE PERIOD APRIL 1, 1997* THROUGH JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

OPERATIONS:
  Net investment income..................................................................  $   213,324
  Net realized loss on investments.......................................................         (100)
                                                                                           -----------
    Net increase in net assets resulting from operations.................................      213,224
                                                                                           -----------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares..................................      (79,392)
                                        Hamilton Premier Shares..........................     (133,932)
                                                                                           -----------
                                                                                              (213,324)
                                                                                           -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares......................................    7,983,034
                                    Hamilton Premier Shares..............................   64,606,613
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares..............       42,655
                                                            Hamilton Premier Shares......       40,555
  Cost of capital stock repurchased: Hamilton Shares.....................................     (871,032)
                                     Hamilton Premier Shares.............................   (8,515,679)
                                                                                           -----------
  Increase in net assets resulting from capital stock transactions.......................   63,286,146
                                                                                           -----------
    INCREASE IN NET ASSETS...............................................................   63,286,046
NET ASSETS:
  Beginning of period....................................................................          -0-
                                                                                           -----------
  End of period..........................................................................  $63,286,046
                                                                                           -----------
CHANGE IN CAPITAL STOCK OUTSTANDING:.....................................................
  Shares sold: Hamilton Shares...........................................................    7,983,034
               Hamilton Premier Shares...................................................   64,606,613
  Shares issued on reinvestment of dividends: Hamilton Shares............................       42,655
                                              Hamilton Premier Shares....................       40,555
  Shares repurchased: Hamilton Shares....................................................     (871,032)
                      Hamilton Premier Shares............................................   (8,515,679)
                                                                                           -----------
    Net increase.........................................................................   63,286,146
  Shares outstanding, beginning of period................................................          -0-
                                                                                           -----------
  Shares outstanding, end of period......................................................   63,286,146
                                                                                           -----------

* COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

       BNY HAMILTON TREASURY MONEY FUND

       FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                                    HAMILTON
                                                                                     PREMIER
                                                                 HAMILTON SHARES     SHARES
                                                                 ---------------  -------------
                                                                                     FOR THE
                                                                                     PERIOD
                                                                 FOR THE PERIOD     APRIL 1,
                                                                 APRIL 1, 1997*       1997*
                                                                     THROUGH         THROUGH
                                                                  JUNE 30, 1997   JUNE 30,1997
                                                                 ---------------  -------------
PER SHARE DATA:
Net asset value at beginning of period.........................     $    1.00       $    1.00
                                                                       ------     -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..........................................          0.13            0.12
                                                                       ------     -------------
DIVIDENDS
Dividends from net investment income...........................         (0.13)          (0.12)
                                                                       ------     -------------
Net asset value at end of period...............................     $    1.00       $    1.00
                                                                       ------     -------------
TOTAL RETURN:..................................................          1.29%**         1.22%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................     $   7,155       $  56,131
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New York............          0.25%***        0.50%***
  Expenses, prior to waiver from The Bank of New York..........          1.10%***        1.10%***
  Net investment income, net of waiver from The Bank of New
    York.......................................................          5.15%***        4.93%***

* COMMENCEMENT OF INVESTMENT OPERATIONS FOR THE RESPECTIVE CLASS OF SHARES. ** NOT ANNUALIZED.
*** ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the "Company") was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of ten series: BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Money Fund, and BNY Hamilton Treasury Money Fund (individually, a "Fund" and collectively, the "Funds"). All the Funds (except BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund) consist of two classes of shares:
Institutional Shares and Investor Shares. BNY Hamilton Money Fund consists of three classes of shares: Hamilton Shares, Hamilton Premier Shares, and Hamilton Classic Shares. BNY Hamilton Treasury Money Fund consists of two classes of shares: Hamilton Shares and Hamilton Premier Shares.

  On April 1, 1997, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Intermediate Investment Grade Fund and BNY Hamilton Intermediate Tax-Exempt Fund commenced operations of their respective Institutional Class of Shares as the result of a conversion of common trust funds managed by The Bank of New York. The following chart summarizes pertinent data related to each Fund on the date of the conversion:

                            BNY HAMILTON    BNY HAMILTON
                               EQUITY        LARGE CAP
                               INCOME          GROWTH
                                FUND            FUND
                           --------------  --------------
Shares issued............     18,189,661      28,808,732
Net Assets...............   $258,475,076    $288,087,324
Net Asset Value per
 share...................   $      14.21    $      10.00
Unrealized appreciation
 of converted Funds......   $ 49,514,077    $101,357,786


                                            BNY HAMILTON
                            BNY HAMILTON    INTERMEDIATE
                             SMALL CAP       INVESTMENT
                               GROWTH          GRADE
                                FUND            FUND
                           --------------  --------------
Shares issued............      8,453,791      34,378,123
Net Assets...............   $ 84,537,911    $343,781,232
Net Asset Value per
 share...................   $      10.00    $      10.00
Unrealized appreciation
 (depreciation) of
 converted Funds.........   $  9,660,997    $ (6,426,484)

                            BNY HAMILTON
                            INTERMEDIATE
                             TAX-EXEMPT
                                FUND
                           --------------
Shares issued............     25,934,046
Net Assets...............   $259,340,465
Net Asset Value per
 share...................   $      10.00
Unrealized appreciation
 of converted Fund.......   $  8,399,206

  In addition, on April 1, 1997, BNY Hamilton Equity Income Fund, BNY Hamilton Intermediate Government Fund, and BNY Hamilton Intermediate New York Tax-Exempt Fund transferred shares from their respective

Investor Class of Shares to their respective Institutional Class of Shares as follows:

                            BNY HAMILTON    BNY HAMILTON
                               EQUITY       INTERMEDIATE
                               INCOME        GOVERNMENT
                                FUND            FUND
                           --------------  --------------
Shares converted.........     14,210,212       5,760,887
Dollar amount of
 conversion..............   $201,927,107    $ 54,901,254


                            BNY HAMILTON
                            INTERMEDIATE
                              NEW YORK
                             TAX-EXEMPT
                                FUND
                           --------------
Shares converted.........      2,610,884
Dollar amount of
 conversion..............   $ 26,526,577

  The shares and dollar amounts for each Fund are included as shares sold and proceeds from capital stock sold for the Institutional Shares, and as shares repurchased and cost of capital stock repurchased for the Investor Shares on each Fund's respective Statement of Changes in Net Assets for the six months ended June 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITY VALUATIONS

    BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), and BNY Hamilton International Equity Fund (the "International Equity Fund")

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities traded only on the over the counter market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

  The market value of written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

    BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), and BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund")

  Securities are valued using prices supplied daily by an independent pricing service or services that (1) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and
(2) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

    BNY Hamilton Money Fund (the "Money Fund") and BNY Hamilton Treasury Money Fund (the "Treasury Money Fund")

  Securities are valued at amortized cost which approximates market value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

                                   All Funds

  Portfolio securities with a remaining maturity of 60 days or less are valued using the amortized cost method. Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) CURRENCY TRANSLATION

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities currently shown on the respective Fund's statement of assets and liabilities are shown as a component of unrealized appreciation (depreciation).

(C) REPURCHASE AGREEMENTS

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) WRITTEN OPTIONS AND PURCHASED OPTIONS

  All Funds (except the Money Fund and the Treasury Money Fund) may enter into an option contract for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position. The nature and risks associated with these securities are explained further in the Prospectuses and Statement of Additional Information.

  When a Fund writes a call option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When a put option is purchased, the Fund will pay a premium. Premiums paid for put options are included as investments and are also adjusted to their current market value daily.

  If a written call expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund may not have control over the exercising of such options. As a result, that Fund would bear unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) FEDERAL INCOME TAXES

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  The Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund and the Treasury Money Fund declare dividends daily and pay dividends monthly. The Equity Income Fund and the Large Cap

Growth Fund declare and pay dividends monthly. The Small Cap Growth Fund and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for all Funds except for the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, and premiums on securities purchased for the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, the Money Fund, and the Treasury Money Fund are amortized.

(H) FINANCIAL STATEMENTS PREPARATION

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) ORGANIZATION COSTS

  Costs incurred in connection with the organization and initial registration of the Company are being amortized evenly over the period of benefit not to exceed 60 months from the date upon which the Company commenced investment operations.

3. ADVISORY, ADMINISTRATION AND OTHER TRANSACTIONS WITH AFFILIATES

  The Bank of New York acts as the Funds' investment adviser (the "Adviser"). The Adviser manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Adviser's fee accrues daily and is payable monthly at the following annual rates:

                                          % OF AVERAGE
                                        DAILY NET ASSETS
                                        -----------------
Equity Income Fund....................           .60%
Large Cap Growth Fund.................           .60%
Small Cap Growth Fund.................           .75%
International Equity Fund.............           .425%
Intermediate Government Fund..........           .50%
Intermediate Investment Grade Fund....           .50%
Intermediate New York Tax-
  Exempt Fund.........................           .50%
Intermediate Tax-Exempt Fund..........           .50%
Money Fund............................           .10%
Treasury Money Fund...................           .10%

  The International Equity Fund is also sub-advised by Indosuez International Investment Services (the "Sub-Adviser"), a subsidiary of Banque Indosuez. The Sub-Adviser's fee accrues daily and is payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. acts as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds.
  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                          % OF AVERAGE
                                        DAILY NET ASSETS
                                        -----------------
Equity Income Fund....................           .20%
Large Cap Growth Fund.................           .20%
Small Cap Growth Fund.................           .20%
International Equity Fund.............           .20%
Intermediate Government Fund..........           .20%
Intermediate Investment Grade Fund....           .20%
Intermediate New York Tax-
  Exempt Fund.........................           .20%
Intermediate Tax-Exempt Fund..........           .20%
Money Fund............................           .10%
Treasury Money Fund...................           .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian and also serves as the fund accounting agent.

  As of June 30, 1997, the Bank of New York has voluntarily agreed to assume/waive expenses for the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the Intermediate Government Fund, the Intermediate Investment Grade Fund, the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, and the Treasury Money Fund to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                         INSTITUTIONAL      INVESTOR
                            SHARES           SHARES
                         -------------  -----------------
Large Cap Growth
  Fund.................        .82%           1.07%
Small Cap Growth
  Fund.................        .97%           1.22%
International Equity
  Fund.................       1.27%           1.52%
Intermediate Government
  Fund.................        .90%           1.15%
Intermediate Investment
  Grade Fund...........        .90%           1.15%
Intermediate New York
  Tax-Exempt Fund......        .90%           1.15%
Intermediate Tax-Exempt
  Fund.................        .90%           1.15%


                           HAMILTON     HAMILTON PREMIER
                            SHARES           SHARES
                         -------------  -----------------
Treasury Money Fund....        .25%            .50%

  Expenses are not limited by the Adviser for the Equity Income Fund and the Money Fund. Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund (except for the Treasury Money Fund). Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                                      DATE OF
                                                 IMPLEMENTATION OF
      NAME OF FUND                CLASS              12B-1 PLAN
-------------------------  --------------------  ------------------
Equity Income Fund.......        Investor          April 1, 1997
Large Cap Growth Fund....        Investor           May 1, 1997
Small Cap Growth Fund....        Investor           May 1, 1997
International Equity
  Fund...................        Investor           May 1, 1997
Intermediate Government
  Fund...................        Investor          April 1, 1997
Intermediate Investment
  Grade Fund.............        Investor           May 1, 1997
Intermediate New York
  Tax-Exempt Fund........        Investor          April 1, 1997
Intermediate
  Tax-Exempt Fund........        Investor           May 1, 1997
Money Fund...............    Hamilton Classic     December 4, 1995

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.
  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund and the Treasury Money Fund, pursuant to which, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund are sold to certain institutions that enter into servicing agreements with BNY Hamilton Funds, Inc. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Hamilton Premier Shares and Hamilton Classic Shares of the Money Fund and Hamilton Premier Shares of the Treasury Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net asstes. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund and the Treasury Money Fund.

4. PORTFOLIO SECURITIES

  During the periods indicated for the respective Funds, 1997, the cost purchases and the proceeds from sales of securities, other than short-term securities, were as follows:

                              EQUITY INCOME FUND (A)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $          --  $          --
All Others...............    291,724,159     95,125,820


                            LARGE CAP GROWTH FUND (B)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $          --  $          --
All Others...............     34,337,862     32,017,521

                            SMALL CAP GROWTH FUND (B)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $          --  $          --
All Others...............     44,638,631     26,170,623

                               INTERNATIONAL EQUITY
                                     FUND (B)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $          --  $          --
All Others...............     52,309,579      2,795,173

                                   INTERMEDIATE
                               GOVERNMENT FUND (A)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $  14,072,890  $  12,020,122
All Others...............        779,327         40,000


                             INTERMEDIATE INVESTMENT
                                  GRADE FUND (B)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $  38,382,791  $  44,770,594
All Others...............     67,766,432     42,972,126

                              INTERMEDIATE NEW YORK
                               TAX-EXEMPT FUND (A)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $          --  $          --
All Others...............      7,449,311      6,272,443

                             INTERMEDIATE TAX-EXEMPT
                                     FUND (B)
                           ----------------------------
                             PURCHASES        SALES
                           -------------  -------------
US Gov't Securities......  $          --  $          --
All Others...............     38,068,018     29,406,325

(A) FOR THE SIX MONTHS ENDED JUNE 30, 1997.
(B) FOR THE PERIOD APRIL 1, 1997 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH JUNE 30, 1997.
5. FEDERAL INCOME TAXES
  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 1996 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                              CAPITAL LOSS
                              CARRYFORWARD    EXPIRATION
                             --------------  -------------
Intermediate Government
  Fund.....................   $  1,358,600          2002
                                   681,600          2003
                                   535,000          2004
Intermediate New York
  Tax-Exempt Fund..........        241,300          2002
                                    75,600          2003

6. WRITTEN OPTION ACTIVITY

  Transactions in written options were as follows:

EQUITY INCOME FUND
FOR THE SIX MONTHS ENDED JUNE 30, 1997:

                                NUMBER OF      PREMIUMS
                                CONTRACTS      RECEIVED
                             ---------------  -----------
Options outstanding at
 December 31, 1996.........           -0-      $     -0-
Options written during the
 six months ended June 30,
 1997......................         1,350        603,430
                                    -----     -----------
Options outstanding at June
 30, 1997..................         1,350      $ 603,430
                                    -----     -----------
                                    -----     -----------

There were no options cancelled or expired during the six months ended June 30, 1997.

SMALL CAP GROWTH FUND
FOR THE PERIOD APRIL 1, 1997 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH JUNE 30, 1997:

                                NUMBER OF      PREMIUMS
                                CONTRACTS      RECEIVED
                             ---------------  -----------
Options outstanding at
 December 31, 1996.........           -0-      $     -0-
Options written during the
 period April 1, 1997
 (commencement of
 investment operations)
 through June 30, 1997.....           270         19,439
                                    -----     -----------
Options outstanding at June
 30, 1997..................           270      $  19,439
                                    -----     -----------
                                    -----     -----------

There were no options cancelled or expired for the period April 1, 1997 through June 30, 1997.

     DIRECTORS AND OFFICERS

      Edward L. Gardner, Director and Chairman of the Board
      Peter Herrick, Director
      Leif H. Olsen, Director
      Stephen Stamas, Director
      James E. Quinn, Director
      J. David Huber, Chief Executive Officer
      William J. Tomko, President
      Michael J. Brascetra, Vice President
      Mary A. Madick, Vice President
      Anthony L. Mercure, Vice President
      Thresa Dewar, Treasurer
      George O. Martinez, Secretary
      Alaina Metz, Assistant Secretary
      Bruce Treff, Assistant Secretary

     INVESTMENT ADVISER
      The Bank of New York

     ADMINISTRATOR AND DISTRIBUTOR
      BNY Hamilton Distributors, Inc.

     TRANSFER AGENT
      BISYS Fund Services, Ohio, Inc.

     CUSTODIAN
      The Bank of New York

     INDEPENDENT ACCOUNTANTS

      KPMG Peat Marwick LLP

     LEGAL COUNSEL
      Sullivan & Cromwell

BNY HAMILTON DISTRIBUTORS, INC., IS THE FUNDS' DISTRIBUTOR AND IS
UNAFFILIATED WITH THE BANK OF NEW YORK, THE INVESTMENT ADVISER.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Premier shares of BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund, Hamilton Classic Shares of BNY Hamilton Money Fund, Equity Funds, Taxable Fixed Income Funds or Tax-Exempt Fixed Income Funds. For additional prospectuses which contain more complete information, including charges and expenses, call 1-800-426-9363. Please read the prospectus carefully before investing or sending money.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, ARE NEITHER GUARANTEED BY NOR OBLIGATIONS OF THE BANK OF NEW YORK AND ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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                                 BNY HAMILTON FUNDS

                    3435 STELZER ROAD, COLUMBUS, OH 43219-3035